U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No.   __

                         Post-Effective Amendment No.  36

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                                Amendment No.          39

                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on(date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 / / This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                          The Jamestown Balanced Fund
                           The Jamestown Equity Fund
                    The Jamestown International Equity Fund
                        The Jamestown Fixed Income Fund
                     The Jamestown Tax Exempt Virginia Fund



                                   PROSPECTUS


                                 August 1, 2001



                               Investment Advisor
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary............................................................3
Synopsis of Costs and Expenses................................................11
Investment Objectives, Principal Investment Strategies and Related Risks......12
How to Purchase Shares........................................................24
How to Redeem Shares..........................................................26
How Net Asset Value is Determined.............................................28
Management of the Funds.......................................................29
Dividends, Distributions and Taxes............................................31

Financial Highlights..........................................................35
--------------------------------------------------------------------------------

THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


PORTFOLIO MANAGERS
The Jamestown Balanced Fund
   Henry C. Spalding, Jr.
   Charles M. Caravati III, CFA
   Joseph A. Jennings III, CFA
The Jamestown Equity Fund
   Henry C. Spalding, Jr.
   Charles M. Caravati III, CFA
The Jamestown International Equity Fund
   Kathleen Harris, CFA
The Jamestown Fixed Income Fund
   Joseph A. Jennings III , CFA
The Jamestown Tax Exempt Virginia Fund

Beth Ann Gustafson, CFA

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund, The Jamestown Fixed Income Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.

WHAT  ARE THE  FUNDS'  INVESTMENT  OBJECTIVES?
The JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The JAMESTOWN FIXED INCOME FUND'S investment objective is to provide current income through investment in a diversified portfolio of fixed income securities. Capital protection and low volatility are important investment goals.

The JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries and approximately 80 stocks, and by possibly purchasing forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN FIXED INCOME FUND
The Advisor seeks to achieve the Fixed Income Fund's objective through investment in a diversified portfolio of investment grade fixed income securities, including corporate debt obligations and U.S. Government securities of varying maturities and mortgage-related and other asset-backed securities. Investment decisions are made based on an analysis of a security's risk-adjusted yield relative to yields available on the same maturity of U.S. Treasury obli-gations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed income securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The average maturity of the Fund's portfolio will vary from 3 to 12 years and will be adjusted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate. The Fund intends to concentrate its investments in "high quality" securities by maintaining at least 80% of its assets in fixed income securities rated A or better.

JAMESTOWN  TAX  EXEMPT VIRGINIA  FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 15 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
JAMESTOWN BALANCED FUND
The value of the portion of the Balanced Fund's portfolio invested in equity securities will fluctuate in response to stock market movements, and the value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN  EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN  FIXED INCOME FUND
The return on and value of an investment in the Fixed Income Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN  TAX EXEMPT  VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE  SUMMARY
The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future. The Jamestown Fixed Income Fund is new and therefore does not have a performance history for a full calendar year.

                            JAMESTOWN BALANCED FUND

                               [GRAPHIC OMITTED]

   22.52%  8.32%  4.35%  0.11%  29.22%  15.75%  19.89%  18.27%  11.47%  0.85%
    1991   1992   1993   1994    1995    1996    1997    1998    1999    2000

During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -8.80% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 2001 is -8.47%.

                             JAMESTOWN EQUITY FUND

                               [GRAPHIC OMITTED]

        2.06%  1.12%   34.27%  21.06%  25.53%  23.97%  16.65%  -1.71%
        1993   1994     1995    1996    1997    1998    1999    2000

During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -14.56%   during  the  quarter  ended   September  30,  1998.


The year-to-date  return through June 30, 2001 is -13.86%.


                      JAMESTOWN INTERNATIONAL EQUITY FUND

                               [GRAPHIC OMITTED]

                        12.43%  23.95%  39.61%  -20.41%
                         1997    1998    1999    2000

During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -15.84% during the quarter ended June 30, 2000.


The year-to-date  return through June 30, 2001 is -17.46%.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               [GRAPHIC OMITTED]


                -3.69%  12.21%  3.87%  7.07%  5.40%  -1.74%  8.98%
                 1994    1995   1996   1997   1998    1999   2000

During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2001 is 2.59%.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

JAMESTOWN BALANCED FUND
                                 1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Balanced Fund                     0.85%     13.03%      12.70%
Standard & Poor's
 500 Index(1)                    -9.09%     18.34%      17.46%

JAMESTOWN EQUITY FUND
                                                       SINCE      INCEPTION
                                 1 YEAR    5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
Equity Fund                      -1.71%     16.65%      14.75%  December 1, 1992
Standard & Poor's
 500 Index(1)                    -9.09%     18.34%      17.20%

JAMESTOWN INTERNATIONAL EQUITY FUND
                                          SINCE      INCEPTION
                                 1 YEAR INCEPTION      DATE
--------------------------------------------------------------------------------
International Equity Fund       -20.41%      9.18%  April 16, 1996
Morgan Stanley Europe,
 Australia and Far East
 ("EAFE") Index(2)              -14.16%      6.36%

JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                      SINCE       INCEPTION
                                 1 YEAR    5 YEARS  INCEPTION       DATE

Tax Exempt Virginia Fund          8.98%      4.65%      4.63%  September 1, 1993
Lehman Municipal
 Bond Index(3)                   11.69%      5.84%      5.85%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized,unmanaged index of common stock prices.
(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.
(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment): None

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):

                                                             International
Fixed    Tax Exempt
                                         Balanced    Equity     Equity
Income     Virginia
                                           Fund       Fund       Fund       Fund
      Fund
--------------------------------------------------------------------------------
Management Fee .........................   0.65%      0.65%      1.00%
0.38%      0.40%
Administrator's Fees* ..................   0.12%      0.13%      0.18%
0.12%      0.15%
Other Expenses .........................   0.09%      0.10%      0.21%
0.25%**    0.13%
                                           ----       ----       ----       ----
      ----
Total Annual Fund Operating Expenses ...   0.86%      0.88%      1.39%
0.75%      0.68%
                                           ====       ====       ====       ====
      ====


*  Administrator's  Fees have been  restated to reflect  current  fees.
** Other Expenses for the Fixed Income Fund are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                             International
Fixed    Tax Exempt
                                         Balanced    Equity     Equity
Income     Virginia
                                           Fund       Fund       Fund       Fund
      Fund
--------------------------------------------------------------------------------
1 Year..................................   $ 88       $ 90      $ 142       $ 77
      $ 69
3 Years.................................    274        281        440        240
       218
5 Years.................................    477        488        761
       379
10 Years................................  1,061      1,084      1,669
       847

The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.


INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------
The investment objectives of the JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objective of the JAMESTOWN FIXED INCOME FUND is to provide current income through investment in a diversified portfolio of fixed income securities. Capital protection and low volatility are important investment goals.

The investment objectives of the JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions and projected earnings growth. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor analyzes the projected total return relationships between 4 year stock market total returns (using the S&P 500 as a proxy for the market) and U.S. Treasury Notes with a 4-year maturity. A 4-year time frame is used in the Advisor's total return projections because the Advisor believes 4 years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. The Advisor uses a dividend discount model, based upon historical S&P 500 price to dividend relationships, to project 4-year stock market total returns. This model compares the Advisor's projected S&P 500 4-year dividend streams and resulting computer generated fourth year S&P 500 Index values the current S&P 500 Index value to derive estimates of the total return potential from stocks.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equi-ty investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND
Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

Oechsle International Advisors, LLC (the "Sub-Advisor") believes that investors must scan the world for investment opportunities. International diversification is important because:

(1) non-U.S. stocks now account for more than 50 percent of the world's stock market capitalization; and

(2) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.

In 1970, the United States represented 66 percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 2000 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 26% of a much larger world market. Non-U.S. stocks represent a large, significant pool presenting opportunities which investors can no longer ignore. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.

Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1999, U.S. pension funds had invested more than 10% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next 5 years.

The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Three primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars:

(1) A positive monetary environment that is likely to stimulate economic growth;

(2) Accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth; and

(3)  The  demand and supply  relationship  for  equities  in each  country.

The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the Morgan Stanley Europe, Australia and Far East ("EAFE") Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investments among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 700 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

CERTAIN   RISK   CONSIDERATIONS
Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

                               FIXED INCOME FUND
Fixed income securities include U.S. Government obligations, corporate debt obligations and mortgage-related and other asset-backed securities. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

The Fixed Income Fund may invest in mortgage-related and other asset-backed securities. Mortgage-related securities directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property. Other asset-backed securities are created by the grouping of certain private loans, receivables and other lender assets, such as automobile receivables and credit card receivables, into pools.

The  Fixed  Income  Fund may also  invest  up to 10% of its net  assets  in U.S.
dollar-denominated fixed income securities issued by foreign corporations, foreign governments and supranational organizations.

Investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

RISK CONSIDERATIONS. The value of the Fixed Income Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value.

The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates are declining, the value of such securities may not increase as much as other fixed income securities. The rate of repayments on underlying mortgages or other lender assets will affect the price and volatility of such securities, and may have the effect of shortening or extending the effective maturity of such securities.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.

The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.


The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                         The Jamestown Funds
                         c/o Shareholder Services
                         P.O. Box 46707
                         Cincinnati,  Ohio  45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     Firstar Bank,  N.A.
     ABA#  042000013
     For The  Jamestown  Funds  #19945-6716
     For The [name of Fund]
     For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

REGULAR MAIL  REDEMPTIONS.  Your request  should be addressed  to:

        The Jamestown Funds
        c/o Shareholder  Services
        P.O. Box 46707
        Cincinnati,  Ohio 45246-0707

Your request for  redemption  must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.


You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $50,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $50,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS  DETERMINED
--------------------------------------------------------------------------------
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-count-er market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund, the Fixed Income Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.


BALANCED FUND--Henry C. Spalding, Jr. and Charles M. Caravati III, CFA, are primarily responsible for managing that portion of the Balanced Fund invested in equity securities. Mr. Spalding joined the Advisor in 1988 and has been a Managing Director since 1998. Mr. Caravati is a Vice President of the Advisor and has been with the firm since 1992. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%.

EQUITY  FUND--Henry  C.  Spalding,  Jr. and Charles M.  Caravati  III,  CFA, are
primarily   responsible   for  managing  the   portfolio  of  the  Equity  Fund.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor.

Walter Oechsle, who has 38 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International
Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established the Sub-Advisor. The founding partners of the Sub-Advisor have an average tenure of 18 years with the current investment team. The Sub-Advisor has 18 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor manages over $20 billion in international assets in separately managed and commingled accounts for private and institutional investors. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris, CFA has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

FIXED INCOME FUND--Joseph A. Jennings III, CFA is primarily responsible for managing the portfolio of the Fixed Income Fund. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.

Compensation of the Advisor with respect to the Fixed Income Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.375%; and on assets over $500 million, 0.30%.


TAX EXEMPT VIRGINIA FUND--Beth Ann Gustafson, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Gustafson is a Vice President of the Advisor and has been with the firm since 1983.


Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
--------------------------------------------------------------------------------
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fixed Income Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.



TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the

Fund to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.


Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for

Virginia income tax purposes.


The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.


This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request. Information is not provided for The Jamestown Fixed Income Fund because the public offering of shares of that Fund has not commenced as of the date of this Prospectus.


                                                                             THE
JAMESTOWN BALANCED FUND

                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

  Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $
18.12      $    17.38      $    15.17      $    14.77
                                                        ----------
----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35
0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)
2.49            0.95            4.31            1.45
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)
2.84            1.29            4.68            1.80
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)
(0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)
(0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.58)
(1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $
19.83      $    18.12      $    17.38      $    15.17
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................       (12.65%)
15.90%           7.56%          32.42%          12.29%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $
128,201      $  112,804      $  101,408      $   70,654
                                                        ==========
==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%
0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%
0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%
1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%
62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                                                                             THE
JAMESTOWN EQUITY FUND

                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

Years Ended March 31,

--------------------------------------------------------------------------------
                                                            2001            2000
           1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76
 $    20.16      $    15.66      $    13.96
                                                  ----------      ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03
       0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18
       1.60            6.47            2.00
                                                  ----------      ----------
 ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21
       1.67            6.58            2.13
                                                  ----------      ----------
 ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)
      (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)
         --           (1.97)          (0.30)
                                                  ----------      ----------
 ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)
      (0.07)          (2.08)          (0.43)
                                                  ----------      ----------
 ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02
 $    21.76      $    20.16      $    15.66
                                                  ==========      ==========
 ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%
      8.33%          43.74%          15.27%
                                                  ==========      ==========
 ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809
 $   63,416      $   52,214      $   31,180
                                                  ==========      ==========
 ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%
      0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%
      0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%
      0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%
        66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.


                                                                   THE JAMESTOWN
INTERNATIONAL EQUITY FUND

                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
----------------------------------------------

                                     Period
                                                                       Years
Ended March 31,                           Ended

----------------------------------------------------------       March 31,
                                                       2001            2000
      1999            1998           1997(a)
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63
   $    12.61      $     9.81      $    10.00
                                                    ----------      ----------
   ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)
         0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19
         1.04            2.91           (0.14)
                                                    ----------      ----------
   ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19
         1.09            2.90           (0.15)
                                                    ----------      ----------
   ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)
        (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)
           --              --              --
                                                    ----------      ----------
   ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)
        (0.07)          (0.10)          (0.04)
                                                    ----------      ----------
   ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99
   $    13.63      $    12.61      $     9.81
                                                    ==========      ==========
   ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%
        8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========
   ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849
   $   54,019      $   42,543      $   29,290
                                                    ==========      ==========
   ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%
        1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)
        0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%
          39%             47%             70%(d)


(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been
     1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

                                                                        THE
JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

 Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $
10.22      $    10.16      $     9.83      $     9.85
                                                        ----------
----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43
0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43
(0.42)           0.07            0.33           (0.02)
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................          0.86
0.00            0.50            0.77            0.43
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)
(0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --
(0.01)          (0.01)             --              --
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.43)
(0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $
9.79      $    10.22      $    10.16      $     9.83
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................         8.97%
0.04%           4.92%           8.00%           4.39%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $
29,138      $   25,626      $   18,213      $   11,197
                                                        ==========
==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%
0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%
4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%
47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

                             THE JAMESTOWN FUNDS OF
                         WILLIAMSBURG INVESTMENT TRUST

                            CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE  CAREFULLY  LIMIT AND CONTROL THE  SHARING OF YOUR  INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call

                            TOLL-FREE 1-866-738-1126

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202- 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                               File No. 811-5685

                                                 THE JAMESTOWN FUNDS

                  Send completed application to:

                             THE JAMESTOWN FUNDS

                        c/o Shareholder Services
FUND SHARES APPLICATION
                                  P.O. Box 46707
(Please type or print clearly)
                       Cincinnati, OH 45246-0707
================================================================================
=================================================
ACCOUNT REGISTRATION

/ / Individual
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)

/ / Joint*
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants
with the right of survivorship unless otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under
the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)
   (State)


________________________________________________________________________________
_________ as Custodian
                           (First Name)                    (Middle Name)
          (Last Name)


________________________________________________________________________________
______________________
                                              (Birthdate of Minor)
      (SS # of Minor)

/ / For Corporations,
________________________________________________________________________________
______________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust,
include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust
instrument.
    Third Party IRAs.


________________________________________________________________________________
______________________
                                                          (Taxpayer
Identification Number)

--------------------------------------------------------------------------------
-------------------------------------------------
ADDRESS

Street or P.O. Box
________________________________________________________________________________
______________________________

City
________________________________________________________________________________
_____State______________Zip ________________

Telephone ________________________________________U.S. Citizen ____Resident
Alien ____Non Resident (Country of Residence)________

--------------------------------------------------------------------------------
-------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name
________________________________________________________________________________
____________________________________________

Company
________________________________________________________________________________
_________________________________________

Street or P.O. Box
________________________________________________________________________________
______________________________

City
________________________________________________________________________________
_____State______________Zip ________________

--------------------------------------------------------------------------------
-------------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $
____________________ (Please indicate Fund(s) below)

/ / Funds wired to Firstar Bank on _____________________ in the amount of $
________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN
FIXED INCOME FUND         $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX
EXEMPT VIRGINA FUND   $________________

/ / JAMESTOWN INTERNATIONAL EQUITY FUND  $________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE
CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.
Please  forward your completed application by mail
         immediately thereafter to the Funds. The wire should be routed as follows:

               FIRSTAR BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

--------------------------------------------------------------------------------
-------------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account.
PLEASE ATTACH A VOIDED CHECK.


--------------------------------------------------------------------------------
-------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER
INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application
dated________________________________Account No.____________________

Name of Registered
Owner___________________________________________________________________________
______________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title
                   Signature
    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------
-------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below
(subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________
beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please
make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the
last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the
15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both
the 15th and last business day

$________________________ JAMESTOWN FIXED INCOME FUND

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount here indicated.  I understand  the payment of this
draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account
_____________________________________________________________________

Commercial bank account #
_____________________________________________________________________________

ABA Routing #
________________________________________________________________________________
_________

City, State and Zip in which bank is located
__________________________________________________________

--------------------------------------------------------------------------------
-------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have
received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any
instructions  given pursuant to  this  Application  and  for  himself  and  his successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough
& Company, Inc., and their respective officers,
employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury
that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social
Security Number or Tax Identification  Number shown
is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt
persons  to  prevent  backup  withholding  of  31% of  all  taxable distributions  and  gross  redemption  proceeds  under  the
federal income tax law. I recognize that the Internal Revenue Service does not
require my consent  to  any   provision  of  this
document   other   than   the  certifications  required  to  avoid  backup
withholding. (Check here if you are subject to backup
withholding) / /.

-------------------------------------------------------------
--------------------------------------------------------------
APPLICANT                                           DATE            JOINT
APPLICANT                                      DATE

-------------------------------------------------------------
--------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER
AUTHORIZED SIGNATORY                           DATE

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                               [GRAPHIC OMITTED]

                       ---------------------------------

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND




                                   PROSPECTUS

                                 August 1, 2001




                                  NO-LOAD FUNDS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary............................................................3
Synopsis of Costs and Expenses.................................................7
Investment Objectives, Principal Investment Strategies
 and Related Risks.............................................................8
How to Purchase Shares........................................................12
How to Redeem Shares..........................................................15
How Net Asset Value is Determined.............................................16
Management of the Funds.......................................................17
Dividends, Distributions and Taxes............................................18
Financial Highlights..........................................................19


                               INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                              Lynchburg, Virginia

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
 and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.


WHAT ARE THE FUNDS' INVESTMENT  OBJECTIVES?
The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT  STRATEGIES?
In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is used. Contrarian investing seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued, usually because they are out of favor with most of the investment community. A company's securities may be out of favor due to earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons.

FBP  CONTRARIAN  EQUITY  FUND
The Equity Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will be primarily invested in the securities of established companies having operating histories of 10 years or longer and having a market capitalization of $500 million or more.


The Equity Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.


FBP CONTRARIAN  BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal circumstances, the Balanced Fund's portfolio allocation ranges will be as follows:


                         % of Net Assets
                         ---------------
                         Equity Securities          40-70%
                         Fixed  Income  Securities  25-50%
                         Money  Market  Instruments  0-35%


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.


The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The contrarian approach of the Advisor searches for securities that are "out of favor" in the market. If securities selected by the Advisor never regain a favorable position in the market, the Funds may not realize their investment objectives.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.


                          FBP Contrarian Equity Fund

                               [GRAPHIC OMITTED]

           4.62%   30.41%   22.76%   25.42%   17.92%   3.73%   -1.92%
           1994     1995     1996     1997    1998     1999     2000

During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -15.36%   during  the  quarter  ended   September  30,  1998.


The year-to-date return through June 30, 2001 is 9.73%.

                          FBP Contrarian Balanced Fund

                               [GRAPHIC OMITTED]

   27.30%  14.37%  9.96%  1.86%  25.68%  16.56%  20.63% 15.14%  5.31%  1.05%
    1991    1992   1993   1994    1995    1996    1997   1998   1999   2000

During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -10.04%   during  the  quarter  ended   September  30,  1998.

The year-to-date return through June 30, 2001 is 6.95%.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                                      Since
                                                                    Inception
                                  One Year        Five Years     (July 30, 1993)
FBP Contrarian Equity Fund         -1.92%           13.06%           14.01%
Standard & Poor's 500 Index(1)     -9.09%           18.34%           17.95%


                                  One Year        Five Years       Ten Years
FBP Contrarian Balanced Fund        1.05%           11.50%           13.45%
Standard & Poor's 500 Index(1)     -9.09%           18.34%           17.46%
Lipper Balanced Fund Index(2)       2.41%           11.80%           12.46%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper Analytical Services, Inc.

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment): ....... None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                      Equity      Balanced
                                                       Fund         Fund
                                                     --------     --------
Management Fee...................................      0.70%        0.70%
Administrator's Fees*............................      0.13%        0.13%
Other Expenses...................................      0.13%        0.14%
                                                       ----         ----
Total Annual Fund Operating Expenses.............      0.96%        0.97%
                                                       ====         ====

* Administrator's Fees have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             Equity      Balanced
                                              Fund         Fund
                                            --------     --------
                   l Year.................   $  98        $  99
                   3 Years................     306          309
                   5 Years ...............     531          536
                   10 Years ..............   1,178        1,190

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.


The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


PRINCIPAL  INVESTMENT  STRATEGIES
The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually be the equity securities of domestic, established companies.

The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Advisor's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or

     o    the risk of decline  in market  value is  increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Advisor's opinion. In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o    research material generated by the brokerage  community;

     o    investment and business publications and general investor attitudes;

     o valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios and dividend yield, compared to historical valuations and future prospects for the company as judged by the Advisor; and

     o    periodic company reports and announcements.

In order to implement the Funds' contrarian strategy, the Advisor allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Freshly identified contrarian securities will normally comprise approximately 25% of the equities held by each Fund. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise approximately 50% of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies will normally comprise approximately 25% of the equities held by each Fund. These once contrarian issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Advisor expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.


OPTIONS. When the Advisor believes that individual portfolio securities held by the Funds are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.


The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK  CONSIDERATIONS
To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities my continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.


At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:


        The  Flippin,  Bruce &  Porter  Funds
        c/o Shareholder  Services
        P.O.  Box 46707
        Cincinnati,  Ohio  45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

        Firstar Bank,  N.A.
        ABA#  042000013
        For FBP Funds #19945-6740
        For either FBP Contrarian Equity Fund or
        FBP Contrarian Balanced Fund
        For { Shareholder  name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.


There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM  SHARES
--------------------------------------------------------------------------------
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.


If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

REGULAR  MAIL  REDEMPTIONS.  Your request  should be addressed  to:

        The Flippin, Bruce & Porter Funds
        c/o Shareholder  Services
        P.O. Box 46707
        Cincinnati,  Ohio  45246-0707


Your  request  for  redemption  must  include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $50,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $50,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS  DETERMINED
--------------------------------------------------------------------------------
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE FUNDS
--------------------------------------------------------------------------------

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Advisor") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.


John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
--------------------------------------------------------------------------------

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens or residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                             FBP CONTRARIAN
EQUITY FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A
SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
------------------------------------


YEARS ENDED MARCH 31,

-------------------------------------------------------------
                                                         2001         2000
  1999         1998         1997
--------------------------------------------------------------------------------
------------------------------------
Net asset value at beginning of year ...............   $  20.82     $  22.57
$  21.45     $  16.08     $  14.21
                                                       --------     --------
--------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.25         0.18
    0.13         0.19         0.22
   Net realized and unrealized gains (losses)
      on investments ...............................       1.22        (1.38)
    1.50         5.98         2.24
                                                       --------     --------
--------     --------     --------
Total from investment operations ...................       1.47        (1.20)
    1.63         6.17         2.46
                                                       --------     --------
--------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.25)       (0.18)
   (0.13)       (0.19)       (0.22)
   Distributions from net realized gains ...........      (0.26)       (0.37)
   (0.38)       (0.61)       (0.37)
                                                       --------     --------
--------     --------     --------
Total distributions ................................      (0.51)       (0.55)
   (0.51)       (0.80)       (0.59)
                                                       --------     --------
--------     --------     --------

Net asset value at end of year .....................   $  21.78     $  20.82
$  22.57     $  21.45     $  16.08
                                                       ========     ========
========     ========     ========

Total return .......................................      7.17%       (5.40%)
   7.74%       38.90%       17.65%
                                                       ========     ========
========     ========     ========

Net assets at end of year (000's) ..................   $ 54,950     $ 55,791
$ 44,978     $ 35,322     $ 16,340
                                                       ========     ========
========     ========     ========

Ratio of net expenses to average net assets(a) .....      0.98%        1.04%
   1.08%        1.12%        1.21%

Ratio of net investment income to average net assets      1.18%        0.83%
   0.63%        1.04%        1.50%

Portfolio turnover rate ............................        26%          20%
     18%          10%           9%

(a) Absent fee waivers by the Advisor, the ratio of expenses to average net assets would have been 1.25% for the year ended
     March 31, 1997.

                                                              FBP CONTRARIAN
BALANCED FUND

================================================================================
====================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A
SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
------------------------------------

                                                                           YEARS
ENDED MARCH 31,

-------------------------------------------------------------
                                                         2001         2000
  1999         1998         1997
--------------------------------------------------------------------------------
------------------------------------
Net asset value at beginning of year ...............   $  17.70     $  19.36
$  19.08     $  15.87     $  14.86
                                                       --------     --------
--------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.44         0.40
    0.39         0.41         0.42
   Net realized and unrealized gains (losses)
      on investments ...............................       0.81        (0.74)
    1.21         4.26         1.49
                                                       --------     --------
--------     --------     --------
Total from investment operations ...................       1.25        (0.34)
    1.60         4.67         1.91
                                                       --------     --------
--------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.44)       (0.40)
   (0.39)       (0.41)       (0.42)
   Distributions from net realized gains ...........      (1.25)       (0.92)
   (0.93)       (1.05)       (0.48)
                                                       --------     --------
--------     --------     --------
Total distributions ................................      (1.69)       (1.32)
   (1.32)       (1.46)       (0.90)
                                                       --------     --------
--------     --------     --------

Net asset value at end of year .....................   $  17.26     $  17.70
$  19.36     $  19.08     $  15.87
                                                       ========     ========
========     ========     ========

Total return .......................................      7.34%       (1.87%)
   8.74%       30.22%       13.15%
                                                       ========     ========
========     ========     ========

Net assets at end of year (000's) ..................   $ 50,096     $ 59,673
$ 64,963     $ 55,940     $ 40,854
                                                       ========     ========
========     ========     ========

Ratio of expenses to average net assets ............      0.99%        1.02%
   1.04%        1.04%        1.08%

Ratio of net investment income to average net assets      2.43%        2.11%
   2.05%        2.33%        2.65%

Portfolio turnover rate ............................        13%          31%
     25%          21%          24%


                       THIS PAGE INTENTIONALLY LEFT BLANK

                     THE FLIPPIN, BRUCE AND PORTER FUNDS OF
                         WILLIAMSBURG INVESTMENT TRUST

                            CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE  CAREFULLY  LIMIT AND CONTROL THE  SHARING OF YOUR  INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                           --------------------------
                               [GRAPHIC OMITTED]

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375


ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
TOLL-FREE 1-866-738-1127


CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
 and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call

                            TOLL-FREE 1-866-738-1127


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-5685

                                                 THE FLIPPIN, BRUCE & PORTER
FUNDS

                  Send completed application to:

                   FLIPPIN, BRUCE & PORTER FUNDS

                        c/o Shareholder Services
FUND SHARES APPLICATION
                                  P.O. Box 46707
(Please type or print clearly)
                       Cincinnati, OH 45246-0707
================================================================================
=================================================
ACCOUNT REGISTRATION

/ / Individual
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)

/ / Joint*
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants
with the right of survivorship unless otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under
the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)
   (State)


________________________________________________________________________________
_________ as Custodian
                           (First Name)                    (Middle Name)
          (Last Name)


________________________________________________________________________________
____________________
                                              (Birthdate of Minor)
      (SS # of Minor)

/ / For Corporations,
________________________________________________________________________________
_____________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust,
include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust
instrument.
    Third Party IRAs.


________________________________________________________________________________
____________________
                                                          (Taxpayer
Identification Number)

--------------------------------------------------------------------------------
-----------------------------------------------
ADDRESS

Street or P.O. Box
________________________________________________________________________________
____________________________

City
________________________________________________________________________________
_____State______________Zip ______________

Telephone ________________________________________U.S. Citizen ____Resident
Alien ____Non Resident (Country of Residence)______

--------------------------------------------------------------------------------
-----------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name
________________________________________________________________________________
__________________________________________

Company
________________________________________________________________________________
_______________________________________

Street or P.O. Box
________________________________________________________________________________
____________________________

City
________________________________________________________________________________
_____State______________Zip ______________

--------------------------------------------------------------------------------
-----------------------------------------------


INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for  $
_____________________ (Please indicate Fund below)

                   / / FBP Contrarian Equity Fund        / / FBP Contrarian
Balanced Fund

/ / Funds were wired to Firstar Bank on _____________________ in the amount of $
________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE, PLEASE
CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR
WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               FIRSTAR BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE FBP FUNDS #19945-6740
               FOR THE FBP CONTRARIAN EQUITY FUND OR FBP CONTRARIAN BALANCED
FUND
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

--------------------------------------------------------------------------------
-----------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account.
PLEASE ATTACH A VOIDED CHECK.


--------------------------------------------------------------------------------
-----------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER
INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application
dated________________________________Account No.__________________

Name of Registered
Owner___________________________________________________________________________
____________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE FLIPPIN, BRUCE & PORTER FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title
                   Signature
    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------
-----------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below
(subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________
beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE  FLIPPIN,  BRUCE &  PORTER  FUNDS  by  withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please
make my automatic investment on:

$________________________ FBP CONTRARIAN EQUITY FUND                  / / the
last business day of each month

$________________________ FBP CONTRARIAN BALANCED FUND                / / the
15th day of each month

                                                                      / / both
the 15th and last business day

_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount here indicated.  I understand  the payment of this
draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account
_____________________________________________________________________

Commercial bank account #
_____________________________________________________________________________

ABA Routing #
________________________________________________________________________________
_________

City, State and Zip in which bank is located
__________________________________________________________

--------------------------------------------------------------------------------
-----------------------------------------------

SIGNATURE AND TIN CERTIFICATION


I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm that I have
received a current prospectus and  understand  the investment  objectives and policies stated  therein. I/We hereby ratify any
instructions  given pursuant to this  Application  and for myself  and my successors and  assigns does hereby  release Ultimus
Fund Solutions, LLC, Williamsburg  Investment  Trust, Flippin,  Bruce &  Porter,
Inc.,and their respective officers, employees,
agents and affiliates from any  and all  liability in  the  performance  of  the acts  instructed  herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury
that(1) I am a U.S. person (including a U.S resident alien), (2) the Social
Security Number or Tax  Identification Number shown
is correct and (3) I am not  subject  to  backup  withholding.  The certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  31% of all taxable
distributions  and  gross  redemption  proceeds
under the federal income tax law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision
of   this  document   other   than   the   certifications   required   to  avoid
 backup  withholding.  (Check  here if you are
subject to backup withholding) / /.


-------------------------------------------------------------
-----------------------------------------------------------
APPLICANT                                           DATE            JOINT
APPLICANT                                      DATE

-------------------------------------------------------------
-----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER
AUTHORIZED SIGNATORY                           DATE

THE
                               GOVERNMENT STREET
                                     FUNDS


                              No-Load Mutual Funds



                                   Prospectus

                                 August 1, 2001



                         T. LEAVELL & ASSOCIATES, INC.
                          -----------------------------
                               INVESTMENT ADVISER
                          -----------------------------
                                  Founded 1979


                        The Government Street Bond Fund
                       The Government Street Equity Fund
                         The Alabama Tax Free Bond Fund


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary............................................................3
Synopsis of Costs and Expenses................................................10
How to Purchase Shares........................................................11
How to Redeem Shares..........................................................12
How Net Asset Value is Determined.............................................14
Management of the Funds.......................................................15
Dividends, Distributions and Taxes............................................17
Additional Investment Information.............................................20
Financial Highlights..........................................................23



                               INVESTMENT ADVISER
                         T. Leavell & Associates, Inc.
                                Mobile, Alabama


PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.


WHAT ARE THE FUNDS' INVESTMENT  OBJECTIVES?
The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.


The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


WHAT ARE THE FUNDS'  PRINCIPAL  INVESTMENT  STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND


The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stock, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."


Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and approximately 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government Securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the bonds' relative interest rate spread over U.S.
Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a corporate fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by at least two of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The corporate fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

THE ALABAMA TAX FREE BOND FUND


The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


The securities will be rated in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be 3 to 10 years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium sized companies may be subject to greater price fluctuations.

THE GOVERNMENT  STREET BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.


The Alabama Tax Free Bond Fund

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since their inception and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

                        The Government Street Equity Fund

                               [GRAPHIC OMITTED]

      6.04%  3.15% -2.78%  27.42%  21.48%  27.84%  23.73%  17.71%  -3.83%
      1992   1993   1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.05% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 2001 is -10.12%.

                       The Government Street Bond Fund

                              [GRAPHIC OMITTED]

      6.34%  8.80%  -2.69%  15.46%  3.67%  7.83%  7.43%  -1.02%  10.25%
      1992   1993    1994    1995    1996   1997   1998    1999   2000


During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2001 is 3.71%.



                         The Alabama Tax Free Bond Fund

                               [GRAPHIC OMITTED]

          -3.18%   12/42%   3.77%   6.32%   5.13%   -0.98%   8.19%
           1994     1995    1996    1997    1998     1999    2000


During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.


The  year-to-date  return  through June 30, 2001 is 2.68%.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                                DECEMBER 31, 2000

                                                           SINCE INCEPTION
                             ONE YEAR       FIVE YEARS      (JUNE 3, 1991)
--------------------------------------------------------------------------------
The Government Street
 Equity Fund.............     -3.83%           16.82%            13.27%
Standard & Poor's
 500 Index1..............     -9.09%           18.34%            16.48%


                                                           SINCE INCEPTION
                             ONE YEAR       FIVE YEARS      (JUNE 3, 1991)
--------------------------------------------------------------------------------
The Government Street
 Bond Fund...............     10.25%            5.56%             6.71%
Lehman Government/
 Corporate Intermediate
 Bond Index2.............     10.12%            6.11%             7.22%
90-Day Treasury
 Bill Index3.............      6.18%            5.38%             4.98%


                                                            SINCE INCEPTION
                             ONE YEAR       FIVE YEARS     (JANUARY 15, 1993)
--------------------------------------------------------------------------------
The Alabama Tax Free
 Bond Fund...............      8.19%            4.44%             4.85%
Lipper Intermediate Municipal
 Bond Fund Index4........      8.67%            4.57%             4.91%
Lehman 7-Year G.O. Municipal
 Bond Index5.............      9.07%            5.46%             6.20%
Lehman 3-Year
 Municipal Bond Index6...      6.24%            4.66%             4.84%


1 The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
2 The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.
3 The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.
4 The Lipper Intermediate Municipal Bond Fund Index is an index of intermediate-term municipal bond funds tracked by Lipper Analytical Services, Inc.
5 The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.
6 The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

SYNOPSIS  OF COSTS AND EXPENSES
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):  None

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):

                               The               The              The
                            Government        Government        Alabama
                             Street             Street          Tax Free
                           Equity Fund        Bond Fund         Bond Fund
--------------------------------------------------------------------------------

Management Fee...........     0.60%              0.50%            0.35%
Administrator's Fees*....     0.13%              0.08%            0.15%
Other Expenses...........     0.07%              0.11%            0.21%
                             ------             ------           ------
Total Annual Fund
  Operating Expenses          0.80%              0.69%            0.71%**
                             ======             ======           ======

*    Administrator's Fees have been restated to reflect current fees.

** The Adviser currently intends to waive all or a portion of its fee and to reimburse expenses of The Alabama Tax Free Bond Fund to the extent necessary to limit total operating expenses to 0.65% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or reimbursement of expenses at any time in the Adviser's sole discretion.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               The               The              The
                            Government        Government        Alabama
                              Street            Street          Tax Free
                            Equity Fund        Bond Fund       Bond Fund
--------------------------------------------------------------------------------

1 year...................     $ 82               $ 70             $ 73
3 years..................      255                221              227
5 years..................      444                384              395
10 years.................      990                859              883

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening accounts from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

     The  Government  Street  Funds
     c/o  Shareholder  Services
     P.O.  Box 46707
     Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     Firstar Bank,  N.A.
     ABA# 042000013
     For The Government Street Funds #19945-6682
     For The  [name  of  fund]
     For [Shareholder  name  and  account  number  or tax identification number]


It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.


HOW TO REDEEM  SHARES
--------------------------------------------------------------------------------
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.


If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

REGULAR MAIL  REDEMPTIONS.  Your request  should be addressed to:

     The Government Street Funds
     c/o Shareholder Services
     P.O. Box 46707
     Cincinnati, Ohio  45246-0707

Your request for  redemption  must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $50,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $50,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your share of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS  DETERMINED
--------------------------------------------------------------------------------
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Equity Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT  OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.


In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.


THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%.

THE GOVERNMENT  STREET BOND FUND

Mary Shannon Hope is primarily responsible for managing the portfolio of the Bond Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Adviser since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is a Vice President of the Adviser and has been a portfolio manager with the firm since 1986. Prior to joining the Adviser, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a B.S. degree, Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets.
However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

BOARD OF TRUSTEES. The Funds are each a series of Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the Funds. A majority of the Trustees are independent and not affiliated with the Adviser.

Richard Mitchell, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). Education: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.

Austin Brockenbrough, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. (since 1970). Director, Tredegar Industries, Inc. Education: B.S., University of Richmond, 1962.

John T. Bruce, C.F.A., Principal, Flippin, Bruce & Porter, Inc. Education: B.S., Finance, Virginia Polytechnic Institute and State University, 1976.


Charles M. Caravati, Jr., M.D., Physician (retired). Education: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.


J. Finley Lee, Jr., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. Director, Montgomery Indemnity Insurance Company.
Education: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

Richard L. Morrill, Chancellor and Distinguished University Professor of Ethics and Democratic Values, University of Richmond. Director, Tredegar Industries.
Education: A.B., Brown University, 1961; B.D., Yale University, 1964; Ph.D., Duke University, 1967.

Harris V. Morrissette, President, Marshall Biscuit Company. Director, Energy South, Inc., South Alabama Bank Corporation. Education: B.S., University of Alabama, 1982.


Erwin H. Will, Jr., C.F.A., Chief Investment Officer, Virginia Retirement System. Education: B.S., University of Virginia, 1956.


Samuel B. Witt, III, Senior Vice President and General Counsel, Stateside Associates Inc. Director, The Swiss Helvetia Fund. Education: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
--------------------------------------------------------------------------------

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States. The Equity Fund expects that its distributions will consist primarily of capital gains. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the

Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.


A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).


Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL  INVESTMENT  INFORMATION
--------------------------------------------------------------------------------
Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE  GOVERNMENT  STREET  EQUITY  FUND

The Equity Fund may write covered call options. Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Equity Fund for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

THE GOVERNMENT  STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests  primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.


The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.


With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

THE GOVERNMENT STREET EQUITY FUND

                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     57.07      $     48.10
$     43.79      $     32.59      $     29.41
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           0.19             0.18
      0.27             0.32             0.37
     Net realized and unrealized
          gains (losses) on investments ..         (11.93)            9.39
      6.01            12.28             4.50
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........         (11.74)            9.57
      6.28            12.60             4.87
                                              -----------      -----------
-----------      -----------      -----------

Less distributions:
     Dividends from net
          investment income ..............          (0.19)           (0.18)
     (0.27)           (0.32)           (0.36)
     Distributions from net realized gains             --            (0.42)
     (1.70)           (1.08)           (1.33)
                                              -----------      -----------
-----------      -----------      -----------
Total distributions ......................          (0.19)           (0.60)
     (1.97)           (1.40)           (1.69)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     45.14      $     57.07
$     48.10      $     43.79      $     32.59
                                              ===========      ===========
===========      ===========      ===========

Total return .............................         (20.61%)          19.93%
     14.81%           39.31%           16.94%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    95,511      $   116,447
$    90,707      $    75,643      $    49,629
                                              ===========      ===========
===========      ===========      ===========

Ratio of expenses to average net assets ..           0.80%            0.83%
      0.85%            0.86%            0.89%

Ratio of net investment income
     to average net assets ...............           0.36%            0.35%
      0.61%            0.82%            1.17%

Portfolio turnover rate ..................             11%              17%
        22%              18%              20%

THE GOVERNMENT STREET BOND FUND

                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     19.79      $     20.90
$     21.06      $     20.47      $     20.87
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           1.23             1.23
      1.27             1.32             1.34
     Net realized and unrealized
          gains (losses) on investments ..           1.11            (1.11)
     (0.16)            0.60            (0.40)
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........           2.34             0.12
      1.11             1.92             0.94
                                              -----------      -----------
-----------      -----------      -----------

Dividends from net investment income .....          (1.23)           (1.23)
     (1.27)           (1.33)           (1.34)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     20.90      $     19.79
$     20.90      $     21.06      $     20.47
                                              ===========      ===========
===========      ===========      ===========

Total return .............................          12.25%            0.67%
      5.38%            9.61%            4.60%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    49,180      $    45,156
$    43,041      $    36,908      $    29,442
                                              ===========      ===========
===========      ===========      ===========

Ratio of expenses to average net assets ..           0.69%            0.70%
      0.73%            0.74%            0.75%

Ratio of net investment income
     to average net assets ...............           6.12%            6.12%
      6.01%            6.35%            6.44%

Portfolio turnover rate ..................              9%              20%
        17%              10%              20%

THE ALABAMA TAX FREE BOND FUND


                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     10.13      $     10.54
$     10.49      $     10.18      $     10.23
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:

     Net investment income ...............           0.44             0.44
      0.44             0.44             0.43
     Net realized and unrealized
          gains (losses) on investments ..           0.42            (0.41)
      0.05             0.31            (0.05)
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........           0.86             0.03
      0.49             0.75             0.38
                                              -----------      -----------
-----------      -----------      -----------

Dividends from net investment income .....          (0.44)           (0.44)
     (0.44)           (0.44)           (0.43)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     10.55      $     10.13
$     10.54      $     10.49      $     10.18
                                              ===========      ===========
===========      ===========      ===========

Total return .............................           8.71%            0.34%
      4.73%            7.44%            3.82%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    28,091      $    23,048
$    21,560      $    19,938      $    16,801
                                              ===========      ===========
===========      ===========      ===========

Ratio of net expenses to
     average net assets(a) ...............           0.65%            0.65%
      0.65%            0.65%            0.66%

Ratio of net investment income
     to average net assets ...............           4.29%            4.32%
      4.16%            4.19%            4.24%

Portfolio turnover rate ..................              6%              19%
         7%               2%               6%


(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been
     0.71%,  0.72%,  0.76%,  0.75% and  0.78% for  the  years ended  March 31,
2001,  2000,  1999,  1998 and 1997, respectively
     (Note 3).

                         THE GOVERNMENT STREET FUNDS OF
                         WILLIAMSBURG INVESTMENT TRUST

                            CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE  CAREFULLY  LIMIT AND CONTROL THE  SHARING OF YOUR  INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

                          The Government Street Funds
                        ------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633
www.tleavell.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109


BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call


                            TOLL-FREE 1-866-738-1125

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                               File No. 811-5685

                           THE GOVERNMENT STREET FUNDS

                  Send completed application to:

                     THE GOVERNMENT STREET FUNDS

                        c/o Shareholder Services
FUND SHARES APPLICATION
                                  P.O. Box 46707
(Please type or print clearly)
                       Cincinnati, OH 45246-0707
================================================================================
=================================================
ACCOUNT REGISTRATION

/ / Individual
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)

/ / Joint*
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts  will be  registered  joint tenants
                             with the  right of  survivorship  unless  otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under
the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)
   (State)


________________________________________________________________________________
_________ as Custodian
                           (First Name)                    (Middle Name)
          (Last Name)


________________________________________________________________________________
______________________
                                              (Birthdate of Minor)
      (SS # of Minor)

/ / For Corporations,
________________________________________________________________________________
_____________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust,
include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust
instrument.
    Third Party IRAs.


________________________________________________________________________________
______________________
                                                          (Taxpayer
Identification Number)

--------------------------------------------------------------------------------
-------------------------------------------------

ADDRESS

Street or P.O. Box
________________________________________________________________________________
______________________________

City
________________________________________________________________________________
_____State______________Zip ________________

Telephone ________________________________________U.S. Citizen ____Resident
Alien ____Non Resident (Country of Residence)________

--------------------------------------------------------------------------------
-------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name
________________________________________________________________________________
____________________________________________

Street or P.O. Box
________________________________________________________________________________
______________________________

City
________________________________________________________________________________
_____State______________Zip ________________

--------------------------------------------------------------------------------
-------------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $
____________________ (Please indicate Fund(s) below)

/ / Funds were wired to Firstar Bank on _____________________ in the amount of $
________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND  $________________

/ / GOVERNMENT STREET BOND FUND    $________________

/ / ALABAMA TAX FREE BOND FUND     $________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE
CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.
Please  forward your completed application by mail
         immediately thereafter to the Funds. The wire should be routed as follows:

               FIRSTAR BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID
NUMBER]

--------------------------------------------------------------------------------
-------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account.
PLEASE ATTACH A VOIDED CHECK.

--------------------------------------------------------------------------------
-------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER
INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application
dated________________________________Account No.__________________

Name of Registered
Owner___________________________________________________________________________
____________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE GOVERNMENT STREET FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title
                   Signature
    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------
-------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below
(subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________
beginning the last business day of ____________________
Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE GOVERNMENT STREET FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my
automatic investment on:

$________________________ Government Street Equity Fund      / / the last
business day of each month

$________________________ Government Street Bond Fund        / / the 15th day of
each month

$________________________ Alabama Tax Free Bond Fund         / / both the 15th
and last business day


_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here indicated.  I understand  the payment of this draft
is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account
_____________________________________________________________________

Commercial bank account #
_____________________________________________________________________________

ABA Routing #
________________________________________________________________________________
_________

City, State and Zip in which bank is located
__________________________________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

--------------------------------------------------------------------------------
-------------------------------------------------

SIGNATURE AND TIN CERTIFICATION


I/We  certify that I have full right and power,  and legal  capacity to purchase shares of the Funds and affirm  that I have
received a current  prospectus  and understand the invest-ment  objectives and policies stated  therein. The investor hereby
ratifies any  instructions  given pursuant to this  Application  and  for himself  and  his  successors  and  assigns  does
hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment
Trust, T. Leavell & Associates,  Inc., and their
respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed
herein provided that such entities have exercised due care to determine that the instructions are genuine.  I certify under
the penalties of perjury that (1) the Social  Security Number or Tax
Identification  Number  shown  is correct and (2) I am
not subject to backup  withholding.  The  certifica-tions  in  this  paragraph are  required  from  all non-exempt  persons
to  prevent  backup  withholding  of  31%  of  all  taxable distributions  and gross redemption  proceeds  under the federal
income tax law.  The Internal  Revenue  Service  does not require my consent to any  provision of this  document  other than
the   certifications   required   to  avoid  backup withholding. (Check here if
you are subject to backup withholding) / /.


-------------------------------------------------------------
--------------------------------------------------------------
APPLICANT                                           DATE            JOINT
APPLICANT                                      DATE

-------------------------------------------------------------
--------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER
AUTHORIZED SIGNATORY                           DATE

                                    DAVENPORT
                                   EQUITY FUND
                                   -----------




                                   PROSPECTUS


                                 AUGUST 1, 2001


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  August 1, 2001


                           THE DAVENPORT EQUITY FUND
--------------------------------------------------------------------------------
                                 A No-Load Fund

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia


The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary............................................................2
Synopsis of Costs and Expenses.................................................4
Investment Objective, Principal Investment Strategies and Related Risks........5
How to Purchase Shares.........................................................7
How to Redeem Shares...........................................................8
How Net Asset Value is Determined.............................................10
Management of the Fund........................................................10
Dividends, Distributions and Taxes............................................11
Financial Highlights..........................................................12
Application...................................................................13

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

o    price-earnings  ratios
o    rate of earnings growth
o    depth of management
o    a company's  past financial  stability
o    a company's  present and projected  position within its industry
o    dividend  record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL  RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.


An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since inception and by showing how the average annual total returns of the Fund compare to those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                               15.64%      -0.71%
                                1999        2000


During the period shown in the bar chart, the highest return for a quarter was 11.75% during the quarter ended December 31, 1999 and the lowest return for a quarter was -6.21% during the quarter ended September 30, 1999.


The  year-to-date  return through June 30, 2001 is -9.53%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                                    Since
                                                                  Inception
                                                One Year      (January 15, 1998)
                                                --------      ------------------

The Davenport Equity Fund....................    -0.71%             9.89%
Standard & Poor's  500  Index(1).............    -9.09%            12.79%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.


Shareholder Transaction Expenses(fees paid directly from your investment): None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fee...............................      0.75%
Administrator's Fees*........................      0.13%
Other Expenses...............................      0.09%
                                                   ----
Total Annual Fund Operating Expenses.........      0.97%
                                                   ====

* Administrator's Fees have been restated to reflect current fees.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year    3 Years    5 Years    10 Years
                    ------    -------    -------    --------
                      $99       $309       $536      $1,190

INVESTMENT  OBJECTIVE,  PRINCIPAL
INVESTMENT  STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a well-diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.


The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

o    The  price-earnings  ratio;
o    The rate of earnings  growth;
o    The depth of management;
o    The  company's  past  financial  stability;
o    The company's present and projected position within its industry; and
o    The  dividend  record.

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 5 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $10,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

     The Davenport  Equity Fund
     c/o Davenport & Company LLC
     One James Center
     901 East Cary Street
     Richmond,  Virginia 23219
     Attention:  John P. Ackerly

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


     Firstar Bank, N.A.
     ABA# 042000013
     For The Davenport Equity Fund #19945-6765
     For {Shareholder  name  and  account  number or tax identification  number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000, or less than $5,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.


REGULAR MAIL  REDEMPTIONS.  Your request  should be addressed  to:

     The Davenport Equity Fund
     c/o  Davenport  & Company LLC
     One James Center
     901 East Cary Street
     Richmond,  Virginia  23219

Your request for  redemption  must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.


SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change redemption services other than through your initial account application and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET  VALUE IS  DETERMINED
--------------------------------------------------------------------------------

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.


Joseph L.Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:

JOHN P. ACKERLY IV, CFA, 37, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a First Vice President and a Portfolio Manager with the Advisor.

JOSEPH L. ANTRIM, CFA, 55, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division.

MICHAEL S. BEALL, CFA, CPA, 46, graduated from the University of Virginia with undergraduate and masters degrees in accounting. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, a member of the Executive Committee and a Director of the Advisor.

BEVERLEY B. MUNFORD III, CFA, 73, graduated from the University of Virginia in 1950 and has spent his entire career with the Advisor. Mr. Munford is Vice Chairman of the Advisor and a former member of the Executive Committee. Mr. Munford also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.

DAVID WEST, CFA, 46, is a graduate of the University of North Carolina and received his MBA from The College of William & Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. He joined the Advisor in 1990 and is a Senior Vice President and a Director of the Advisor.

Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets.



DIVIDENDS,  DISTRIBUTIONS  AND TAXES
--------------------------------------------------------------------------------

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


                                               SELECTED PER SHARE DATA AND
RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     Year
    Year            Year           Period
                                                                     Ended
    Ended           Ended          Ended
                                                                   March 31,
  March 31,       March 31,       March 31,
                                                                     2001
    2000            1999           1998(a)
--------------------------------------------------------------------------------
------------------------------------------------
Net asset value at beginning of period .......................    $    13.75
 $    12.01      $    11.14      $    10.00
                                                                  ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
     Net investment income ...................................          0.05
       0.04            0.06            0.01
     Net realized and unrealized gains (losses) on investments         (2.34)
       1.75            0.88            1.13
                                                                  ----------
 ----------      ----------      ----------
Total from investment operations .............................         (2.29)
       1.79            0.94            1.14
                                                                  ----------
 ----------      ----------      ----------

Less distributions:
     Dividends from net investment income ....................         (0.04)
      (0.05)          (0.06)             --
     Distributions from net realized gains ...................            --
         --           (0.01)             --
                                                                  ----------
 ----------      ----------      ----------
Total distributions ..........................................         (0.04)
      (0.05)          (0.07)             --
                                                                  ----------
 ----------      ----------      ----------

Net asset value at end of period .............................    $    11.42
 $    13.75      $    12.01      $    11.14
                                                                  ==========
 ==========      ==========      ==========

Total return .................................................        (16.65%)
      14.93%           8.53%          11.40%(d)
                                                                  ==========
 ==========      ==========      ==========

Net assets at end of period (000's) ..........................    $   70,160
 $   77,626      $   56,358      $   24,694
                                                                  ==========
 ==========      ==========      ==========

Ratio of net expenses to average net assets(b) ...............          1.00%
       1.01%           1.14%       1.15%(c)

Ratio of net investment income to average net assets .........          0.36%
       0.35%           0.64%       0.76%(c)

Portfolio turnover rate ......................................            25%
         17%             15%         17%(c)


(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets  would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.


(d)  Not annualized.


                          THE DAVENPORT EQUITY FUND OF
                         WILLIAMSBURG INVESTMENT TRUST

                            CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE  CAREFULLY  LIMIT AND CONTROL THE  SHARING OF YOUR  INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217


ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly  affected the Fund's  performance  during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call TOLL-FREE 1-800-281-3217.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo @sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-5685

REP NAME AND NUMBER ____________________________________________________
 ACCOUNT NO. __________________________________

                      (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND

                  Send completed application to:

                       THE DAVENPORT EQUITY FUND

                     c/o Davenport & Company LLC

                                One James Center

                            901 East Cary Street
FUND SHARES APPLICATION
                             Richmond, VA  23219
(Please type or print clearly)
                     Attention:  John P. Ackerly
================================================================================
=================================================
ACCOUNT REGISTRATION

/ / Individual
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)

/ / Joint*
________________________________________________________________________________
______________________
                           (First Name)           (Middle Initial)
(Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants
with the right of survivorship unless otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under
the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)
   (State)


________________________________________________________________________________
_________ as Custodian
                           (First Name)                    (Middle Name)
          (Last Name)


________________________________________________________________________________
____________________
                                              (Birthdate of Minor)
      (SS # of Minor)

/ / For Corporations,
________________________________________________________________________________
_____________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust,
include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust
instrument.
    Third Party IRAs.


________________________________________________________________________________
____________________
                                                          (Taxpayer
Identification Number)

--------------------------------------------------------------------------------
-----------------------------------------------
ADDRESS

Street or P.O. Box
________________________________________________________________________________
____________________________

City
________________________________________________________________________________
_____State______________Zip ______________

Telephone ________________________________________U.S. Citizen ____Resident
Alien ____Non Resident (Country of Residence)______

--------------------------------------------------------------------------------
-----------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name
________________________________________________________________________________
__________________________________________

Street or P.O. Box
________________________________________________________________________________
____________________________

City
________________________________________________________________________________
_____State______________Zip ______________

--------------------------------------------------------------------------------
-----------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $10,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for
$________________________________________________________

/ / Funds were wired to Firstar Bank on _____________________ in the amount of $
_____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE
 CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

               FIRSTAR BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE DAVENPORT EQUITY FUND #19945-6765
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

--------------------------------------------------------------------------------
-----------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account.
PLEASE ATTACH A VOIDED CHECK.


SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND
OTHER INSTITUTIONS
--------------------------------------------------------------------------------
-----------------------------------------------
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will  require  an  Amendment  to this
Application Form.

/ / New Application    / / Amendment to previous Application
dated________________________________Account No.__________________

Name of Registered
Owner___________________________________________________________________________
____________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE DAVENPORT EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title
                   Signature
    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

    -------------------------------------
-------------------------------------
-----------------------------------------

THE DAVENPORT EQUITY FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Funds and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------
-----------------------------------------------

                              SPECIAL INSTRUCTIONS
                              --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below
(subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________
beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)
   Please make my automatic investment on:

_________________________________________________________________
   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here
   / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
   / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account
_____________________________________________________________________

Commercial bank account #
_____________________________________________________________________________

ABA Routing #
________________________________________________________________________________
_________

City, State and Zip in which bank is located
__________________________________________________________

--------------------------------------------------------------------------------
-----------------------------------------------

SIGNATURE AND TIN CERTIFICATION



I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have
received a current prospectus and  understand  the investment  objectives and policies stated  therein. I/We hereby ratify any
instructions  given pursuant to this  Application  and for  myself  and  my successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and
 their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the
acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury
that(1) I am a U.S. person (including a U.S resident alien), (2) the Social
Security Number or Tax  Identification Number shown
is correct and (3) I am not  subject  to  backup  withholding.  The certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  31% of all taxable
distributions  and  gross  redemption  proceeds
under the federal income tax law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision
of   this  document   other   than   the   certifications   required   to  avoid
 backup  withholding.  (Check  here if you are
subject to backup withholding) / /.


-------------------------------------------------------------
-----------------------------------------------------------
APPLICANT                                           DATE            JOINT
APPLICANT                                      DATE

-------------------------------------------------------------
-----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER
AUTHORIZED SIGNATORY                           DATE

                       STATEMENT OF ADDITIONAL INFORMATION


                            THE JAMESTOWN EQUITY FUND
                         THE JAMESTOWN FIXED INCOME FUND

                                 AUGUST 1, 2001

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
DESCRIPTION OF BOND RATINGS................................................... 7
INVESTMENT LIMITATIONS........................................................ 9
TRUSTEES AND OFFICERS.........................................................12
INVESTMENT ADVISER............................................................16
ADMINISTRATOR.................................................................18
DISTRIBUTOR...................................................................18
OTHER SERVICES................................................................19
BROKERAGE.....................................................................19
SPECIAL SHAREHOLDER SERVICES..................................................20
PURCHASE OF SHARES............................................................22
REDEMPTION OF SHARES..........................................................23
NET ASSET VALUE DETERMINATION.................................................23
ALLOCATION OF TRUST EXPENSES..................................................23
ADDITIONAL TAX INFORMATION....................................................24
CAPITAL SHARES AND VOTING.....................................................25
CALCULATION OF PERFORMANCE DATA...............................................26
FINANCIAL STATEMENTS AND REPORTS..............................................28

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund") and The Jamestown Fixed Income Fund (the "Fixed Income Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Balanced Fund and the Equity Fund will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.


The Fixed Income Fund may invest in debt obligations of foreign corporations and banks and of foreign governments, but only when the Adviser believes the risks associated with such investments are minimal and only when such instruments are denominated and payable in United States dollars.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.


The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.


COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund and the Fixed Income Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Funds may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund and the Fixed Income Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanges for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue aero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Fixed Income Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Fixed Income Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Fixed Income Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Funds. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Fixed Income Fund MAY NOT:

(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

(2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies);

(3) Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof;

(4) Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements;

(5) Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriter under the federal securities laws;

(6)   Purchase securities of companies for the purpose of exercising control;

(7) Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein; or

(8) Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


Name, Position,                                           Principal Occupation
Age  and Address                                          During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

                                       12

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus;
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)

John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

                                       13

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       14


Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                            Total
                                       Aggregate            Pension or
Estimated Annual         Compensation
                                      Compensation          Retirement
  Benefits Upon         From Trust and
Trustee                              From the Trust      Benefits Accrued
   Retirement            Fund Complex
-------                              --------------      ----------------
   ----------            ------------
Charles M. Caravati, Jr.               $ 11,200                None
      None                $ 11,200
J. Finley Lee                            16,500                None
      None                  16,500
Richard L. Morrill                       16,500                None
      None                  16,500
Harris V. Morrissette                    16,500                None
      None                  16,500
Erwin H. Will, Jr.                       16,500                None
      None                  16,500
Samuel B. Witt III                       18,300                None
      None                  18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Balanced Fund and less than 1% of the then-outstanding shares of the Equity Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 12.4% of the then-outstanding shares of the Balanced Fund and 15.8% of the then-outstanding shares of the Equity Fund; and Wachovia Bank, N.A., as trustee for the Halifax Regional Hospital, 301 North Main Street, Winston-Salem, North Carolina 27150, owned of record 7.9% of the then-outstanding shares of the Balanced Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Balanced Fund paid the Adviser advisory fees of $810,659, $759,276 and $680,064, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid the Adviser advisory fees of $463,181, $436,091 and $361,874, respectively.

Compensation of the Adviser with respect to the Fixed Income Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.375%; and on assets over $500 million, 0.30%.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to two additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Adviser") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. Compensation of the Sub-Adviser was paid by the Adviser (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Balanced Fund and the Equity Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million; and the Fixed Income Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million, subject to a minimum fee of $2,500 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001, 2000 and 1999, the Balanced Fund paid fees to the Administrator and/or Integrated of $172,509, $193,587 and $175,782, respectively, and the Equity Fund paid fees to the Administrator and/or Integrated of $107,183, $119,167 and $102,461, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert
G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE


It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.


The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Balanced Fund was $124,937, $101,739 and $150,621, respectively. For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Equity Fund was $127,326, $93,495 and $129,714, respectively.


The Funds have adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Adviser for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2001 were $24,000 for the Balanced Fund and $18,000 for the Equity Fund.

As of March 31, 2001, the Balanced Fund held debt securities issued by the parent companies of Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $265,132) and Goldman, Sachs & Co. (the market value of which was $947,967). Merrill Lynch, Pierce, Fenner & Smith, Inc. and Goldman, Sachs & Co. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under

Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.


There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING


The Funds are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001, for the ten year period ended March 31, 2001 and for the period since inception (July 3, 1989) to March 31, 2001 are -12.65%, 10.12%, 10.54% and 10.11%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001, and for the period since inception (December 1, 1992) to March 31, 2001 are -21.49%, 11.81% and 12.07%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of
return   encompassing   all
elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2001 were 2.04% and 0.16%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year     5 Years   Since Inception*
                      (-21.49)%    11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                         the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                         1 Year    5 Years    Since Inception*
                          8.97%     5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
================================================================================
=================================================

                 Jamestown          Jamestown
                                                            Jamestown
Jamestown          Tax Exempt       International
                                                             Balanced
Equity            Virginia            Equity
                                                               Fund
 Fund               Fund               Fund
                                                          --------------
--------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $
47,065,715     $   28,667,251     $   62,398,612
                                                          ==============
==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $
61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --
        --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --
        --                 --                360
   Dividends receivable ..............................            40,316
    42,073                 --            245,501
   Interest receivable ...............................           630,547
        --            402,575             18,400
   Receivable for securities sold ....................                --
        --                 --            660,966
   Receivable for capital shares sold ................                --
    27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --
        --                 --            319,195
   Other assets ......................................            10,307
    10,208              3,117             14,755
                                                          --------------
--------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307
61,837,394         30,245,226         60,003,193
                                                          --------------
--------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277
        --             35,347              8,529
   Distributions payable .............................            28,761
    19,383                 --              3,563
   Payable for securities purchased ..................           692,989
   643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782
   155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693
    34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071
     6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956
     4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800
    58,540                 --                 --
                                                          --------------
--------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329
   923,018             62,870            338,933
                                                          --------------
--------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $
46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638
        --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --
        --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)
  (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961
14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --
        --                 --            302,934
                                                          --------------
--------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804
 3,054,537          2,953,742          5,651,988
                                                          ==============
==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $
     19.94     $        10.22     $        10.56
                                                          ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
================================================================================
===================================================

                   Jamestown          Jamestown
                                                              Jamestown
Jamestown          Tax Exempt       International
                                                               Balanced
  Equity            Virginia            Equity
                                                                 Fund
   Fund               Fund               Fund
                                                            --------------
--------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $
     620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --
          --                 --            (71,888)
   Interest ............................................         2,571,578
          --          1,484,340            108,192
                                                            --------------
--------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667
     620,794          1,484,340            867,630
                                                            --------------
--------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659
     463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509
     107,183             42,865            150,456
   Custodian fees ......................................            19,818
      13,191              4,618             81,393
   Professional fees ...................................            16,856
      11,015             11,015             14,896
   Registration fees ...................................            12,730
      13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096
      11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573
      10,534              5,533              8,604
   Pricing costs .......................................             9,787
       1,135              6,218             13,962
   Other expenses ......................................            21,833
      11,539                244              8,252
                                                            --------------
--------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861
     642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)
     (18,000)                --                 --
                                                            --------------
--------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861
     624,576            201,881          1,046,789
                                                            --------------
--------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806
      (3,782)         1,282,459           (179,159)
                                                            --------------
--------------     --------------     --------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND FOREIGN  CURRENCIES
   (Note 5) Net realized gains (losses) from:
      Security transactions ............................           826,412
   1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452
     396,486                 --                 --
      Foreign currency transactions ....................                --
          --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)
 (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --
          --                 --            346,332
                                                            --------------
--------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)
 (16,504,431)         1,254,928        (28,637,045)
                                                            --------------
--------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $
 (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
==================================================
                                                                       Jamestown
                            Jamestown
                                                                     Balanced
Fund                          Equity Fund

-----------------------------------------------------------------------
                                                                Year
  Year               Year               Year
                                                               Ended
 Ended              Ended              Ended
                                                              March 31,
March 31,          March 31,          March 31,
                                                                2001
  2000               2001               2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $
  2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412
  4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452
         --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)
 10,736,573        (18,110,576)        12,102,255
                                                           --------------
--------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)
 17,702,077        (16,508,213)        15,147,520
                                                           --------------
--------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)
 (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)
 (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------
--------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)
 (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------
--------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514
  8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406
  6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)
(10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------
--------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771
  4,728,596          1,305,842          2,016,704
                                                           --------------
--------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)
 15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085
112,803,805         77,808,729         63,415,968
                                                           --------------
--------------     --------------     --------------
   End of year ........................................    $  109,332,978     $
128,201,085     $   60,914,376     $   77,808,729
                                                           ==============
==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914
    472,789            999,711            349,898
   Reinvested .........................................           196,103
    346,587             66,617             98,084
   Redeemed ...........................................          (670,295)
   (579,486)        (1,002,327)          (372,354)
                                                           --------------
--------------     --------------     --------------
   Net increase in shares outstanding .................            49,722
    239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082
  6,226,192          2,990,536          2,914,908
                                                           --------------
--------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804
  6,466,082          3,054,537          2,990,536
                                                           ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
===================================================
                                                                    Jamestown
Tax Exempt                     Jamestown
                                                                       Virginia
Fund                 International Equity Fund

-------------------------------------------------------------------
                                                                   Year
    Year              Year              Year
                                                                  Ended
   Ended             Ended             Ended
                                                                 March 31,
  March 31,         March 31,         March 31,
                                                                   2001
    2000              2001              2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459
$   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)
     (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --
           --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174
     (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --
           --           346,332           (48,490)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387
       61,527       (28,816,204)       23,056,526
                                                               -------------
-------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)
   (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --
      (26,368)       (9,244,751)       (3,331,220)
                                                               -------------
-------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)
   (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------
-------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154
    8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720
      782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)
   (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)
    4,654,695        12,155,879        12,280,754
                                                               -------------
-------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113
    3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243
   25,625,795        85,849,280        54,019,257
                                                               -------------
-------------     -------------     -------------
   End of year ............................................    $  30,182,356
$  29,138,243     $  59,664,260     $  85,849,280
                                                               =============
=============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676
      851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553
       79,693           646,128           230,579
   Redeemed ...............................................         (506,756)
     (462,080)       (8,535,150)       (4,847,275)
                                                               -------------
-------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)
      469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269
    2,506,203         4,772,780         3,961,839
                                                               -------------
-------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742
    2,975,269         5,651,988         4,772,780
                                                               =============
=============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

  Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $
18.12      $    17.38      $    15.17      $    14.77
                                                        ----------
----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35
0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)
2.49            0.95            4.31            1.45
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)
2.84            1.29            4.68            1.80
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)
(0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)
(0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.58)
(1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $
19.83      $    18.12      $    17.38      $    15.17
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................       (12.65%)
15.90%           7.56%          32.42%          12.29%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $
128,201      $  112,804      $  101,408      $   70,654
                                                        ==========
==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%
0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%
0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%
1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%
62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------

Years Ended March 31,

--------------------------------------------------------------------------
                                                     2001            2000
    1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76
 $    20.16      $    15.66      $    13.96
                                                  ----------      ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03
       0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18
       1.60            6.47            2.00
                                                  ----------      ----------
 ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21
       1.67            6.58            2.13
                                                  ----------      ----------
 ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)
      (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)
         --           (1.97)          (0.30)
                                                  ----------      ----------
 ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)
      (0.07)          (2.08)          (0.43)
                                                  ----------      ----------
 ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02
 $    21.76      $    20.16      $    15.66
                                                  ==========      ==========
 ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%
      8.33%          43.74%          15.27%
                                                  ==========      ==========
 ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809
 $   63,416      $   52,214      $   31,180
                                                  ==========      ==========
 ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%
      0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%
      0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%
      0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%
        66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

 Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $
10.22      $    10.16      $     9.83      $     9.85
                                                        ----------
----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43
0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43
(0.42)           0.07            0.33           (0.02)
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................          0.86
0.00            0.50            0.77            0.43
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)
(0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --
(0.01)          (0.01)             --              --
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.43)
(0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $
9.79      $    10.22      $    10.16      $     9.83
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................         8.97%
0.04%           4.92%           8.00%           4.39%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $
29,138      $   25,626      $   18,213      $   11,197
                                                        ==========
==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%
0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%
4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%
47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
==============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
----------------------------------------------
                                                       Year            Year
      Year            Year          Period
                                                      Ended           Ended
     Ended           Ended           Ended
                                                     March 31,       March 31,
    March 31,       March 31,       March 31,
                                                       2001            2000
      1999            1998           1997(a)
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63
   $    12.61      $     9.81      $    10.00
                                                    ----------      ----------
   ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)
         0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19
         1.04            2.91           (0.14)
                                                    ----------      ----------
   ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19
         1.09            2.90           (0.15)
                                                    ----------      ----------
   ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)
        (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)
           --              --              --
                                                    ----------      ----------
   ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)
        (0.07)          (0.10)          (0.04)
                                                    ----------      ----------
   ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99
   $    13.63      $    12.61      $     9.81
                                                    ==========      ==========
   ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%
        8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========
   ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849
   $   54,019      $   42,543      $   29,290
                                                    ==========      ==========
   ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%
        1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)
        0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%
          39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

--------------------------------------------------------------------------------
--------------------------------
                                                  Jamestown        Jamestown
   Jamestown        Jamestown
                                                   Balanced          Equity
   Tax Exempt     International
                                                     Fund             Fund
 Virginia Fund     Equity Fund
--------------------------------------------------------------------------------
--------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525
  $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)
       (37,412)     (13,409,205)
                                                 ------------     ------------
  ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407
  $  1,172,283     $ (6,756,097)
                                                 ============     ============
  ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666
  $ 28,667,251     $ 62,398,612
                                                 ============     ============
  ============     ============
--------------------------------------------------------------------------------
--------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

--------------------------------------------------------------------------------
---------------------
                                          Jamestown        Jamestown
Jamestown      Jamestown
                                           Balanced         Equity        Tax
Exempt    International
                                             Fund            Fund       Virginia
Fund    Equity Fund
--------------------------------------------------------------------------------
---------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $
12,887,700    $ 36,221,203
                                         ============    ============
============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $
13,365,242    $ 34,488,837
                                         ============    ============
============    ============
--------------------------------------------------------------------------------
---------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
-------------------

    Net Unrealized
    Settlement                To Receive            Initial           Market
     Appreciation
       Date                   (To Deliver)           Value             Value
    (Depreciation)
--------------------------------------------------------------------------------
-------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291
    $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568
           (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442
              (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661
               (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801
          156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077
           85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842
           13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569
           65,912
                                                 -------------     -------------
    -------------
Total sell contracts                                 5,872,355         5,553,251
          319,104
                                                 -------------     -------------
    -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)
(28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)
(23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)
(24,620)              130
                                                 -------------     -------------
    -------------
Total buy contracts                                    (76,347)
(76,438)               91
                                                 -------------     -------------
    -------------

Net contracts ......                             $   5,796,008     $   5,476,813
    $     319,195
                                                 =============     =============
    =============
--------------------------------------------------------------------------------
-------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

--------------------------------------------------------------------------------
----------------------
                                                     The Jamestown
 The Jamestown
                                                     Balanced Fund
  Equity Fund

-------------------------------------------------------
                                                 Option         Option
Option         Option
                                               Contracts       Premiums
Contracts       Premiums
--------------------------------------------------------------------------------
----------------------
Options outstanding at beginning of year ..            --     $       --
    --     $       --
Options written ...........................         1,320        889,051
 4,886        619,710
Options expired ...........................          (940)      (570,452)
(4,630)      (396,486)
                                               ----------     ----------
----------     ----------
Options outstanding at end of year ........           380     $  318,599
   256     $  223,224
                                               ==========     ==========
==========     ==========
--------------------------------------------------------------------------------
----------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                       6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                       3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                       6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                       7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                       4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                      10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                      10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                      11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                       4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                       6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                         663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                       2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                       5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                       1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                       1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                         690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                         682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                       5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                       2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                       5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                       6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                       3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                       8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                       8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                       9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                       4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                       8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                       3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                       3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                       3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                      10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                       1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                       8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                      10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 AUGUST 1, 2001

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................. 2
DESCRIPTION OF BOND RATINGS................................................... 9
INVESTMENT LIMITATIONS....................................................... 11
TRUSTEES AND OFFICERS........................................................ 13
INVESTMENT ADVISER........................................................... 17
SUB-ADVISOR.................................................................. 18
ADMINISTRATOR................................................................ 19
DISTRIBUTOR.................................................................. 20
OTHER SERVICES................................................................20
BROKERAGE.....................................................................20
SPECIAL SHAREHOLDER SERVICES..................................................21
PURCHASE OF SHARES............................................................23
REDEMPTION OF SHARES..........................................................24
NET ASSET VALUE DETERMINATION.................................................24
ALLOCATION OF TRUST EXPENSES..................................................25
ADDITIONAL TAX INFORMATION....................................................25
CAPITAL SHARES AND VOTING.....................................................27
CALCULATION OF PERFORMANCE DATA...............................................28
FINANCIAL STATEMENTS AND REPORTS..............................................30

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS


The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.


WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.


The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

         AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

         BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries ( except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                                           Principal Occupation
Age and Address                                           During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       13

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus,
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)

John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

                                       14


Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       15

Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarter, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


               Total
                                Aggregate            Pension or        Estimated
Annual     Compensation
                              Compensation          Retirement          Benefits
Upon      From Trust and
      Trustee                From the Trust      Benefits Accrued
Retirement        Fund Complex
      -------                --------------      ----------------
----------         ------------
Charles M. Caravati, Jr.       $ 11,200                None                 None
            $ 11,200
J. Finley Lee                    16,500                None                 None
              16,500
Richard L. Morrill               16,500                None                 None
              16,500
Harris V. Morrissette            16,500                None                 None
              16,500
Erwin H. Will, Jr.               16,500                None                 None
              16,500
Samuel B. Witt                   18,300                None                 None
              18,300


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 16.1% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser advisory fees of $739,110, $660,974 and $464,912, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to four additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, LLC (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own approximately an 89% interest in Oechsle Group, LLC:
Walter Oechsle, S. Dewey Keesler,  Jr., L. Sean Roche, Stephen P. Langer, Steven
H. Schaefer, and Warren Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. Fleet Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2001, 2000 and 1999 was $369,555, $330,487and $232,456, respectively.

The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services ("Integrated") provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001,  2000 and 1999, the Fund paid fees to
the  Administrator  and/or  Integrated  of  $150,456,   $147,384  and  $110,789,
respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.
                                    BROKERAGE


It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Fund was $113,932, $158,247 and $95,588, respectively.


The Fund has adopted brokerage policies which allow the Sub-Advisor to prefer brokers which provide research or other valuable services to the Sub-Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Sub-Advisor for it other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Sub-Advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

The Fund pays all of its own expenses not assumed by the Adviser, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.

While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING


The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940

Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Fixed Income Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and share of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2001 and for the period since inception (April 16, 1996) to March 31, 2001 are -33.29% and 5.27%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year      5 Years    Since Inception*
                      (-21.49)%     11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                         the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year      5 Years    Since Inception*
                       8.97%       5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
================================================================================
=================================================

                 Jamestown          Jamestown
                                                            Jamestown
Jamestown          Tax Exempt       International
                                                             Balanced
Equity            Virginia            Equity
                                                               Fund
 Fund               Fund               Fund
                                                          --------------
--------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $
47,065,715     $   28,667,251     $   62,398,612
                                                          ==============
==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $
61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --
        --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --
        --                 --                360
   Dividends receivable ..............................            40,316
    42,073                 --            245,501
   Interest receivable ...............................           630,547
        --            402,575             18,400
   Receivable for securities sold ....................                --
        --                 --            660,966
   Receivable for capital shares sold ................                --
    27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --
        --                 --            319,195
   Other assets ......................................            10,307
    10,208              3,117             14,755
                                                          --------------
--------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307
61,837,394         30,245,226         60,003,193
                                                          --------------
--------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277
        --             35,347              8,529
   Distributions payable .............................            28,761
    19,383                 --              3,563
   Payable for securities purchased ..................           692,989
   643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782
   155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693
    34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071
     6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956
     4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800
    58,540                 --                 --
                                                          --------------
--------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329
   923,018             62,870            338,933
                                                          --------------
--------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $
46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638
        --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --
        --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)
  (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961
14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --
        --                 --            302,934
                                                          --------------
--------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804
 3,054,537          2,953,742          5,651,988
                                                          ==============
==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $
     19.94     $        10.22     $        10.56
                                                          ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
================================================================================
===================================================

                   Jamestown          Jamestown
                                                              Jamestown
Jamestown          Tax Exempt       International
                                                               Balanced
  Equity            Virginia            Equity
                                                                 Fund
   Fund               Fund               Fund
                                                            --------------
--------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $
     620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --
          --                 --            (71,888)
   Interest ............................................         2,571,578
          --          1,484,340            108,192
                                                            --------------
--------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667
     620,794          1,484,340            867,630
                                                            --------------
--------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659
     463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509
     107,183             42,865            150,456
   Custodian fees ......................................            19,818
      13,191              4,618             81,393
   Professional fees ...................................            16,856
      11,015             11,015             14,896
   Registration fees ...................................            12,730
      13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096
      11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573
      10,534              5,533              8,604
   Pricing costs .......................................             9,787
       1,135              6,218             13,962
   Other expenses ......................................            21,833
      11,539                244              8,252
                                                            --------------
--------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861
     642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)
     (18,000)                --                 --
                                                            --------------
--------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861
     624,576            201,881          1,046,789
                                                            --------------
--------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806
      (3,782)         1,282,459           (179,159)
                                                            --------------
--------------     --------------     --------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND FOREIGN  CURRENCIES
   (Note 5) Net realized gains (losses) from:
      Security transactions ............................           826,412
   1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452
     396,486                 --                 --
      Foreign currency transactions ....................                --
          --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)
 (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --
          --                 --            346,332
                                                            --------------
--------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)
 (16,504,431)         1,254,928        (28,637,045)
                                                            --------------
--------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $
 (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
==================================================
                                                                       Jamestown
                            Jamestown
                                                                     Balanced
Fund                          Equity Fund

-----------------------------------------------------------------------
                                                                Year
  Year               Year               Year
                                                               Ended
 Ended              Ended              Ended
                                                              March 31,
March 31,          March 31,          March 31,
                                                                2001
  2000               2001               2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $
  2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412
  4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452
         --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)
 10,736,573        (18,110,576)        12,102,255
                                                           --------------
--------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)
 17,702,077        (16,508,213)        15,147,520
                                                           --------------
--------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)
 (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)
 (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------
--------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)
 (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------
--------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514
  8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406
  6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)
(10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------
--------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771
  4,728,596          1,305,842          2,016,704
                                                           --------------
--------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)
 15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085
112,803,805         77,808,729         63,415,968
                                                           --------------
--------------     --------------     --------------
   End of year ........................................    $  109,332,978     $
128,201,085     $   60,914,376     $   77,808,729
                                                           ==============
==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914
    472,789            999,711            349,898
   Reinvested .........................................           196,103
    346,587             66,617             98,084
   Redeemed ...........................................          (670,295)
   (579,486)        (1,002,327)          (372,354)
                                                           --------------
--------------     --------------     --------------
   Net increase in shares outstanding .................            49,722
    239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082
  6,226,192          2,990,536          2,914,908
                                                           --------------
--------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804
  6,466,082          3,054,537          2,990,536
                                                           ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
===================================================
                                                                    Jamestown
Tax Exempt                     Jamestown
                                                                       Virginia
Fund                 International Equity Fund

-------------------------------------------------------------------
                                                                   Year
    Year              Year              Year
                                                                  Ended
   Ended             Ended             Ended
                                                                 March 31,
  March 31,         March 31,         March 31,
                                                                   2001
    2000              2001              2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459
$   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)
     (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --
           --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174
     (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --
           --           346,332           (48,490)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387
       61,527       (28,816,204)       23,056,526
                                                               -------------
-------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)
   (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --
      (26,368)       (9,244,751)       (3,331,220)
                                                               -------------
-------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)
   (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------
-------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154
    8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720
      782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)
   (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)
    4,654,695        12,155,879        12,280,754
                                                               -------------
-------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113
    3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243
   25,625,795        85,849,280        54,019,257
                                                               -------------
-------------     -------------     -------------
   End of year ............................................    $  30,182,356
$  29,138,243     $  59,664,260     $  85,849,280
                                                               =============
=============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676
      851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553
       79,693           646,128           230,579
   Redeemed ...............................................         (506,756)
     (462,080)       (8,535,150)       (4,847,275)
                                                               -------------
-------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)
      469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269
    2,506,203         4,772,780         3,961,839
                                                               -------------
-------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742
    2,975,269         5,651,988         4,772,780
                                                               =============
=============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

  Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $
18.12      $    17.38      $    15.17      $    14.77
                                                        ----------
----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35
0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)
2.49            0.95            4.31            1.45
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)
2.84            1.29            4.68            1.80
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)
(0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)
(0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.58)
(1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $
19.83      $    18.12      $    17.38      $    15.17
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................       (12.65%)
15.90%           7.56%          32.42%          12.29%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $
128,201      $  112,804      $  101,408      $   70,654
                                                        ==========
==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%
0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%
0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%
1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%
62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------

Years Ended March 31,

--------------------------------------------------------------------------
                                                     2001            2000
    1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76
 $    20.16      $    15.66      $    13.96
                                                  ----------      ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03
       0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18
       1.60            6.47            2.00
                                                  ----------      ----------
 ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21
       1.67            6.58            2.13
                                                  ----------      ----------
 ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)
      (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)
         --           (1.97)          (0.30)
                                                  ----------      ----------
 ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)
      (0.07)          (2.08)          (0.43)
                                                  ----------      ----------
 ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02
 $    21.76      $    20.16      $    15.66
                                                  ==========      ==========
 ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%
      8.33%          43.74%          15.27%
                                                  ==========      ==========
 ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809
 $   63,416      $   52,214      $   31,180
                                                  ==========      ==========
 ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%
      0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%
      0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%
      0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%
        66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

 Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $
10.22      $    10.16      $     9.83      $     9.85
                                                        ----------
----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43
0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43
(0.42)           0.07            0.33           (0.02)
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................          0.86
0.00            0.50            0.77            0.43
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)
(0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --
(0.01)          (0.01)             --              --
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.43)
(0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $
9.79      $    10.22      $    10.16      $     9.83
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................         8.97%
0.04%           4.92%           8.00%           4.39%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $
29,138      $   25,626      $   18,213      $   11,197
                                                        ==========
==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%
0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%
4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%
47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
==============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
----------------------------------------------
                                                       Year            Year
      Year            Year          Period
                                                      Ended           Ended
     Ended           Ended           Ended
                                                     March 31,       March 31,
    March 31,       March 31,       March 31,
                                                       2001            2000
      1999            1998           1997(a)
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63
   $    12.61      $     9.81      $    10.00
                                                    ----------      ----------
   ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)
         0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19
         1.04            2.91           (0.14)
                                                    ----------      ----------
   ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19
         1.09            2.90           (0.15)
                                                    ----------      ----------
   ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)
        (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)
           --              --              --
                                                    ----------      ----------
   ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)
        (0.07)          (0.10)          (0.04)
                                                    ----------      ----------
   ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99
   $    13.63      $    12.61      $     9.81
                                                    ==========      ==========
   ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%
        8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========
   ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849
   $   54,019      $   42,543      $   29,290
                                                    ==========      ==========
   ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%
        1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)
        0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%
          39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

--------------------------------------------------------------------------------
--------------------------------
                                                  Jamestown        Jamestown
   Jamestown        Jamestown
                                                   Balanced          Equity
   Tax Exempt     International
                                                     Fund             Fund
 Virginia Fund     Equity Fund
--------------------------------------------------------------------------------
--------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525
  $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)
       (37,412)     (13,409,205)
                                                 ------------     ------------
  ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407
  $  1,172,283     $ (6,756,097)
                                                 ============     ============
  ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666
  $ 28,667,251     $ 62,398,612
                                                 ============     ============
  ============     ============
--------------------------------------------------------------------------------
--------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

--------------------------------------------------------------------------------
---------------------
                                          Jamestown        Jamestown
Jamestown      Jamestown
                                           Balanced         Equity        Tax
Exempt    International
                                             Fund            Fund       Virginia
Fund    Equity Fund
--------------------------------------------------------------------------------
---------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $
12,887,700    $ 36,221,203
                                         ============    ============
============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $
13,365,242    $ 34,488,837
                                         ============    ============
============    ============
--------------------------------------------------------------------------------
---------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
-------------------

    Net Unrealized
    Settlement                To Receive            Initial           Market
     Appreciation
       Date                   (To Deliver)           Value             Value
    (Depreciation)
--------------------------------------------------------------------------------
-------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291
    $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568
           (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442
              (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661
               (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801
          156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077
           85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842
           13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569
           65,912
                                                 -------------     -------------
    -------------
Total sell contracts                                 5,872,355         5,553,251
          319,104
                                                 -------------     -------------
    -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)
(28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)
(23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)
(24,620)              130
                                                 -------------     -------------
    -------------
Total buy contracts                                    (76,347)
(76,438)               91
                                                 -------------     -------------
    -------------

Net contracts ......                             $   5,796,008     $   5,476,813
    $     319,195
                                                 =============     =============
    =============
--------------------------------------------------------------------------------
-------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

--------------------------------------------------------------------------------
----------------------
                                                     The Jamestown
 The Jamestown
                                                     Balanced Fund
  Equity Fund

-------------------------------------------------------
                                                 Option         Option
Option         Option
                                               Contracts       Premiums
Contracts       Premiums
--------------------------------------------------------------------------------
----------------------
Options outstanding at beginning of year ..            --     $       --
    --     $       --
Options written ...........................         1,320        889,051
 4,886        619,710
Options expired ...........................          (940)      (570,452)
(4,630)      (396,486)
                                               ----------     ----------
----------     ----------
Options outstanding at end of year ........           380     $  318,599
   256     $  223,224
                                               ==========     ==========
==========     ==========
--------------------------------------------------------------------------------
----------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                       6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                       3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                       6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                       7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                       4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                      10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                      10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                      11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                       4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                       6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                         663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                       2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                       5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                       1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                       1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                         690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                         682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                       5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                       2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                       5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                       6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                       3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                       8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                       8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                       9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                       4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                       8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                       3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                       3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                       3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                      10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                       1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                       8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                      10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND

                                 AUGUST 1, 2001

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
DESCRIPTION OF MUNICIPAL BOND RATINGS......................................... 9
INVESTMENT LIMITATIONS....................................................... 10
TRUSTEES AND OFFICERS........................................................ 11
INVESTMENT ADVISER........................................................... 15
ADMINISTRATOR................................................................ 16
DISTRIBUTOR.................................................................. 17
OTHER SERVICES............................................................... 17
BROKERAGE.................................................................... 17
SPECIAL SHAREHOLDER SERVICES................................................. 18
PURCHASE OF SHARES........................................................... 20
REDEMPTION OF SHARES......................................................... 21
NET ASSET VALUE DETERMINATION................................................ 21
ALLOCATION OF TRUST EXPENSES................................................. 21
ADDITIONAL TAX INFORMATION................................................... 22
CAPITAL SHARES AND VOTING.................................................... 23
CALCULATION OF PERFORMANCE DATA.............................................. 24
FINANCIAL STATEMENTS AND REPORTS............................................. 26

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS


The Jamestown Tax Exempt Virginia Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objectives and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.


FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The Fund is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally, will not adversely affect the market value of Virginia municipal bonds held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Virginia was a full participant in the buoyant U.S. economy during fiscal year 2000. Virginia's non-agricultural payroll employment grew by 76,100 or 2.3%, mirroring the strong national rate, although such employment growth was not as high as in the previous three years when the annual gains changed from 82,000 to 99,000. The private services sector accounted for nearly half of the net gain in jobs, with the majority in the business services sub-sector that includes many of the Commonwealth's high tech jobs. Other sectors that accounted for large numbers of new private jobs were retailing, transportation and public utilities, construction and finance, insurance and real estate.

Manufacturing experienced a net loss of 1,400 jobs. Although there were gains in transportation equipment and industries associated with construction, they were more than offset by losses in the textile and apparel industries that continued to be under pressure from foreign competition. Mining continued to decline.

During fiscal year 2000, state and local government employment increased by 8,100 jobs. Federal government employment increased by only 200 jobs. In earlier years, the job count for the federal government, a large employer in Virginia, had decreased, which was mainly attributable to a switch in federal policy from direct employment to contracting, mainly in the private services sector.

In fiscal year 2000, the state's unemployment rate was only 2.7%, about the minimum possible after allowing for normal frictional unemployment. This was the lowest unemployment rate achieved in the half century for which data are available. Compared to the national average, Virginia's rate was consistently lower, and in the last two years, the rate was two-thirds of the national rate.

Income performed well in fiscal year 2000, and in the current low inflation environment, much of the growth in personal income represented real gains. In fiscal year 2000, Virginia's real personal income grew by 3.6%, nearly the same rate as the national increase of 3.7%. Growth in Virginia personal income was very similar to that of the nation for the fiscal year 1995 to fiscal year 2000 period.

In calendar year 1999, Virginia's per capita income, a broad measure of economic welfare, was $29,789. This was 104% of the national average and gave the Commonwealth a ranking of fourteenth among the fifty states and the District of Columbia. In calendar year 1999, Virginia's per capita income rose by 5.1%, compared to the national average of 4.5%. This strong performance earned the state a ranking of ninth in percentage growth.

The number of permits for privately owned housing units dropped by 7.5% in fiscal year 2000. The national figure also declined, but by a lesser percentage (3.1%). The recent decline was a poor showing only by the standard of the previous year. Permits issued in fiscal year 2000 were the second highest number in the five-year period.

Virginia's state sales and use tax base is a good indicator of retail activity. In fiscal year 2000, taxable sales grew by 6% in current dollars and 3.7% in constant dollars. Although real growth was below the 4.6% rate achieved in fiscal year 1999, it was still high by historical standards.

In summary, Virginia's economy, like that of the nation, showed solid performance in the first fiscal year of the new millennium. Despite slow growth in the federal sector and losses in such traditional industries as textiles and apparel manufacturing, the state experienced strong net gains. Virginia was a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology and chemical synthesis research. In addition, the Commonwealth enjoyed an increasing role as a major exporter. The Commonwealth's diverse, growing economy is a strong plus as the Commonwealth moves into the twenty-first century.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 2000 fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on a budgetary cash basis, of $1,855.3 million, all of which was in required reserves or designated for appropriations. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 2000, was $1,374.6 million, compared with a General Fund balance of $1,173.7 million at the end of the fiscal year ended June 30, 1999.

As of June 30, 2000, total debt of the Commonwealth aggregated $13.7 billion. Of that amount, $4.6 billion was tax supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $1.0 billion at June 30, 2000. Of that amount, $525.5 million was also secured by revenue-producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 2000, would permit an additional total of approximately $9.4 billion of bonds secured by revenue-producing projects and approximately $9.4 billion of Section 9(b) general obligation bonds for capital projects, with not more than approximately $2.5 billion of the latter to be issued in any four-year period. General obligation bonds for capital projects which are not secured by revenue-producing projects must be approved in a State-wide election.

The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's Corporation, Moody's Investors Services and Fitch Investors Services on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.


U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1)

U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.


The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

VARIABLE RATE SECURITIES. The Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa or BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

(10)     Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                                           Principal Occupation
Age  and Address                                          During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       11

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus,
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)


John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

                                       12


Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       13

Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


               Total
                               Aggregate            Pension or        Estimated
Annual       Compensation
                             Compensation          Retirement          Benefits
Upon        From Trust and
             Trustee         From the Trust      Benefits Accrued
Retirement          Fund Complex
             -------         --------------      ----------------
----------          ------------
Charles M. Caravati, Jr.       $ 11,200                None                 None
            $ 11,200
J. Finley Lee                    16,500                None                 None
              16,500
Richard L. Morrill               16,500                None                 None
              16,500
Harris V. Morrissette            16,500                None                 None
              16,500
Erwin H. Will, Jr.               16,500                None                 None
              16,500
Samuel B. Witt III               18,300                None                 None
              18,300


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 34.7% of the then-outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser advisory fees of $118,754, $110,838 and $85,055, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to four additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.


The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services, Inc, ("Integrated") provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001,  2000 and 1999, the Fund paid fees to
the   Administrator   and/or   Integrated  of  $42,865,   $41,496  and  $31,931,
respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE


It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.


The Fund has adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Adviser for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.

Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire on March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period from November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short- term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying  municipal bond  obligations,  income dividends  attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING


The Fund is a no-load, non-diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Fixed Income Fund and The Jamestown International Equity Fund, which are also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (September 1, 1993) to March 31, 2001 are 8.97%, 5.22% and 4.77% respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2001 was 3.88%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 2001, based on the highest marginal combined federal and Virginia income tax rate, was 6.82%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                        1 Year     5 Years    Since Inception*
                       (-21.49)%    11.81%         12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                         the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year      5 Years    Since Inception*
                       8.97%       5.22%         4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                             3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
================================================================================
=================================================

                 Jamestown          Jamestown
                                                            Jamestown
Jamestown          Tax Exempt       International
                                                             Balanced
Equity            Virginia            Equity
                                                               Fund
 Fund               Fund               Fund
                                                          --------------
--------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $
47,065,715     $   28,667,251     $   62,398,612
                                                          ==============
==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $
61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --
        --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --
        --                 --                360
   Dividends receivable ..............................            40,316
    42,073                 --            245,501
   Interest receivable ...............................           630,547
        --            402,575             18,400
   Receivable for securities sold ....................                --
        --                 --            660,966
   Receivable for capital shares sold ................                --
    27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --
        --                 --            319,195
   Other assets ......................................            10,307
    10,208              3,117             14,755
                                                          --------------
--------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307
61,837,394         30,245,226         60,003,193
                                                          --------------
--------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277
        --             35,347              8,529
   Distributions payable .............................            28,761
    19,383                 --              3,563
   Payable for securities purchased ..................           692,989
   643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782
   155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693
    34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071
     6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956
     4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800
    58,540                 --                 --
                                                          --------------
--------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329
   923,018             62,870            338,933
                                                          --------------
--------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $
46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638
        --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --
        --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)
  (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961
14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --
        --                 --            302,934
                                                          --------------
--------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $
60,914,376     $   30,182,356     $   59,664,260
                                                          ==============
==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804
 3,054,537          2,953,742          5,651,988
                                                          ==============
==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $
     19.94     $        10.22     $        10.56
                                                          ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
================================================================================
===================================================

                   Jamestown          Jamestown
                                                              Jamestown
Jamestown          Tax Exempt       International
                                                               Balanced
  Equity            Virginia            Equity
                                                                 Fund
   Fund               Fund               Fund
                                                            --------------
--------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $
     620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --
          --                 --            (71,888)
   Interest ............................................         2,571,578
          --          1,484,340            108,192
                                                            --------------
--------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667
     620,794          1,484,340            867,630
                                                            --------------
--------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659
     463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509
     107,183             42,865            150,456
   Custodian fees ......................................            19,818
      13,191              4,618             81,393
   Professional fees ...................................            16,856
      11,015             11,015             14,896
   Registration fees ...................................            12,730
      13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096
      11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573
      10,534              5,533              8,604
   Pricing costs .......................................             9,787
       1,135              6,218             13,962
   Other expenses ......................................            21,833
      11,539                244              8,252
                                                            --------------
--------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861
     642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)
     (18,000)                --                 --
                                                            --------------
--------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861
     624,576            201,881          1,046,789
                                                            --------------
--------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806
      (3,782)         1,282,459           (179,159)
                                                            --------------
--------------     --------------     --------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND FOREIGN  CURRENCIES
   (Note 5) Net realized gains (losses) from:
      Security transactions ............................           826,412
   1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452
     396,486                 --                 --
      Foreign currency transactions ....................                --
          --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)
 (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --
          --                 --            346,332
                                                            --------------
--------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)
 (16,504,431)         1,254,928        (28,637,045)
                                                            --------------
--------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $
 (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
==================================================
                                                                       Jamestown
                            Jamestown
                                                                     Balanced
Fund                          Equity Fund

-----------------------------------------------------------------------
                                                                Year
  Year               Year               Year
                                                               Ended
 Ended              Ended              Ended
                                                              March 31,
March 31,          March 31,          March 31,
                                                                2001
  2000               2001               2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $
  2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412
  4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452
         --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)
 10,736,573        (18,110,576)        12,102,255
                                                           --------------
--------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)
 17,702,077        (16,508,213)        15,147,520
                                                           --------------
--------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)
 (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)
 (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------
--------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)
 (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------
--------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514
  8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406
  6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)
(10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------
--------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771
  4,728,596          1,305,842          2,016,704
                                                           --------------
--------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)
 15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085
112,803,805         77,808,729         63,415,968
                                                           --------------
--------------     --------------     --------------
   End of year ........................................    $  109,332,978     $
128,201,085     $   60,914,376     $   77,808,729
                                                           ==============
==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914
    472,789            999,711            349,898
   Reinvested .........................................           196,103
    346,587             66,617             98,084
   Redeemed ...........................................          (670,295)
   (579,486)        (1,002,327)          (372,354)
                                                           --------------
--------------     --------------     --------------
   Net increase in shares outstanding .................            49,722
    239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082
  6,226,192          2,990,536          2,914,908
                                                           --------------
--------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804
  6,466,082          3,054,537          2,990,536
                                                           ==============
==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
===================================================
                                                                    Jamestown
Tax Exempt                     Jamestown
                                                                       Virginia
Fund                 International Equity Fund

-------------------------------------------------------------------
                                                                   Year
    Year              Year              Year
                                                                  Ended
   Ended             Ended             Ended
                                                                 March 31,
  March 31,         March 31,         March 31,
                                                                   2001
    2000              2001              2000
--------------------------------------------------------------------------------
--------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459
$   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)
     (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --
           --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174
     (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --
           --           346,332           (48,490)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387
       61,527       (28,816,204)       23,056,526
                                                               -------------
-------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)
   (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --
      (26,368)       (9,244,751)       (3,331,220)
                                                               -------------
-------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)
   (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------
-------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154
    8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720
      782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)
   (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------
-------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)
    4,654,695        12,155,879        12,280,754
                                                               -------------
-------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113
    3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243
   25,625,795        85,849,280        54,019,257
                                                               -------------
-------------     -------------     -------------
   End of year ............................................    $  30,182,356
$  29,138,243     $  59,664,260     $  85,849,280
                                                               =============
=============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676
      851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553
       79,693           646,128           230,579
   Redeemed ...............................................         (506,756)
     (462,080)       (8,535,150)       (4,847,275)
                                                               -------------
-------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)
      469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269
    2,506,203         4,772,780         3,961,839
                                                               -------------
-------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742
    2,975,269         5,651,988         4,772,780
                                                               =============
=============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

  Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $
18.12      $    17.38      $    15.17      $    14.77
                                                        ----------
----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35
0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)
2.49            0.95            4.31            1.45
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)
2.84            1.29            4.68            1.80
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)
(0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)
(0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.58)
(1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $
19.83      $    18.12      $    17.38      $    15.17
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................       (12.65%)
15.90%           7.56%          32.42%          12.29%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $
128,201      $  112,804      $  101,408      $   70,654
                                                        ==========
==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%
0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%
0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%
1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%
62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------

Years Ended March 31,

--------------------------------------------------------------------------
                                                     2001            2000
    1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76
 $    20.16      $    15.66      $    13.96
                                                  ----------      ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03
       0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18
       1.60            6.47            2.00
                                                  ----------      ----------
 ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21
       1.67            6.58            2.13
                                                  ----------      ----------
 ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)
      (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)
         --           (1.97)          (0.30)
                                                  ----------      ----------
 ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)
      (0.07)          (2.08)          (0.43)
                                                  ----------      ----------
 ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02
 $    21.76      $    20.16      $    15.66
                                                  ==========      ==========
 ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%
      8.33%          43.74%          15.27%
                                                  ==========      ==========
 ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809
 $   63,416      $   52,214      $   31,180
                                                  ==========      ==========
 ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%
      0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%
      0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%
      0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%
        66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
================================================================================
==================================================
                                                   Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
--------------------------------------------------

 Years Ended March 31,

--------------------------------------------------------------------------
                                                           2001            2000
          1999            1998            1997
--------------------------------------------------------------------------------
--------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $
10.22      $    10.16      $     9.83      $     9.85
                                                        ----------
----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43
0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43
(0.42)           0.07            0.33           (0.02)
                                                        ----------
----------      ----------      ----------      ----------
Total from investment operations ...................          0.86
0.00            0.50            0.77            0.43
                                                        ----------
----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)
(0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --
(0.01)          (0.01)             --              --
                                                        ----------
----------      ----------      ----------      ----------
Total distributions ................................         (0.43)
(0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------
----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $
9.79      $    10.22      $    10.16      $     9.83
                                                        ==========
==========      ==========      ==========      ==========

Total return .......................................         8.97%
0.04%           4.92%           8.00%           4.39%
                                                        ==========
==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $
29,138      $   25,626      $   18,213      $   11,197
                                                        ==========
==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%
0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%
4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%
47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
==============================================
                                             Selected Per Share Data and Ratios
for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
----------------------------------------------
                                                       Year            Year
      Year            Year          Period
                                                      Ended           Ended
     Ended           Ended           Ended
                                                     March 31,       March 31,
    March 31,       March 31,       March 31,
                                                       2001            2000
      1999            1998           1997(a)
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63
   $    12.61      $     9.81      $    10.00
                                                    ----------      ----------
   ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)
         0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19
         1.04            2.91           (0.14)
                                                    ----------      ----------
   ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19
         1.09            2.90           (0.15)
                                                    ----------      ----------
   ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)
        (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)
           --              --              --
                                                    ----------      ----------
   ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)
        (0.07)          (0.10)          (0.04)
                                                    ----------      ----------
   ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99
   $    13.63      $    12.61      $     9.81
                                                    ==========      ==========
   ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%
        8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========
   ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849
   $   54,019      $   42,543      $   29,290
                                                    ==========      ==========
   ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%
        1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)
        0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%
          39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

--------------------------------------------------------------------------------
--------------------------------
                                                  Jamestown        Jamestown
   Jamestown        Jamestown
                                                   Balanced          Equity
   Tax Exempt     International
                                                     Fund             Fund
 Virginia Fund     Equity Fund
--------------------------------------------------------------------------------
--------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525
  $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)
       (37,412)     (13,409,205)
                                                 ------------     ------------
  ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407
  $  1,172,283     $ (6,756,097)
                                                 ============     ============
  ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666
  $ 28,667,251     $ 62,398,612
                                                 ============     ============
  ============     ============
--------------------------------------------------------------------------------
--------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

--------------------------------------------------------------------------------
---------------------
                                          Jamestown        Jamestown
Jamestown      Jamestown
                                           Balanced         Equity        Tax
Exempt    International
                                             Fund            Fund       Virginia
Fund    Equity Fund
--------------------------------------------------------------------------------
---------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $
12,887,700    $ 36,221,203
                                         ============    ============
============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $
13,365,242    $ 34,488,837
                                         ============    ============
============    ============
--------------------------------------------------------------------------------
---------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
-------------------

    Net Unrealized
    Settlement                To Receive            Initial           Market
     Appreciation
       Date                   (To Deliver)           Value             Value
    (Depreciation)
--------------------------------------------------------------------------------
-------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291
    $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568
           (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442
              (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661
               (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801
          156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077
           85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842
           13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569
           65,912
                                                 -------------     -------------
    -------------
Total sell contracts                                 5,872,355         5,553,251
          319,104
                                                 -------------     -------------
    -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)
(28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)
(23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)
(24,620)              130
                                                 -------------     -------------
    -------------
Total buy contracts                                    (76,347)
(76,438)               91
                                                 -------------     -------------
    -------------

Net contracts ......                             $   5,796,008     $   5,476,813
    $     319,195
                                                 =============     =============
    =============
--------------------------------------------------------------------------------
-------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

--------------------------------------------------------------------------------
----------------------
                                                     The Jamestown
 The Jamestown
                                                     Balanced Fund
  Equity Fund

-------------------------------------------------------
                                                 Option         Option
Option         Option
                                               Contracts       Premiums
Contracts       Premiums
--------------------------------------------------------------------------------
----------------------
Options outstanding at beginning of year ..            --     $       --
    --     $       --
Options written ...........................         1,320        889,051
 4,886        619,710
Options expired ...........................          (940)      (570,452)
(4,630)      (396,486)
                                               ----------     ----------
----------     ----------
Options outstanding at end of year ........           380     $  318,599
   256     $  223,224
                                               ==========     ==========
==========     ==========
--------------------------------------------------------------------------------
----------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                       6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                       3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                       6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                       7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                       4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                      10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                      10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                      11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                       4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                       6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                         663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                       2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                       5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                       1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                       1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                         690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                         682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                       5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                       2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                       5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                       6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                       3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                       8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                       8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                          MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                       9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                       4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                       8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                       3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                       3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                       3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                      10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                       1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                       8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                      10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND

                                 AUGUST 1, 2001

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2

DESCRIPTION OF BOND RATINGS................................................... 8
INVESTMENT LIMITATIONS....................................................... 10
TRUSTEES AND OFFICERS........................................................ 12
INVESTMENT ADVISER........................................................... 17
ADMINISTRATOR................................................................ 18
DISTRIBUTOR.................................................................. 18
OTHER SERVICES............................................................... 19
BROKERAGE.................................................................... 19
SPECIAL SHAREHOLDER SERVICES................................................. 20
PURCHASE OF SHARES........................................................... 22
REDEMPTION OF SHARES......................................................... 23
NET ASSET VALUE DETERMINATION................................................ 23
ALLOCATION OF TRUST EXPENSES................................................. 23
ADDITIONAL TAX INFORMATION................................................... 24
CAPITAL SHARES AND VOTING.................................................... 25
CALCULATION OF PERFORMANCE DATA.............................................. 26
FINANCIAL STATEMENTS AND REPORTS............................................. 28


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The

Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.


WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.


The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanges for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue aero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.


SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, along-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net assets value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited by each Fund to no more than 5% of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.


                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Funds. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;


(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                                           Principal Occupation
Age  and Address                                          During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

                                       12

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus,
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)

                                       13


John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

                                       14

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

                                       15

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


             Total
                             Aggregate           Pension or         Estimated
Annual      Compensation
                            Compensation         Retirement          Benefits
Upon       From Trust and
Trustee                    From the Trust      Benefits Accrued       Retirement
          Fund Complex
-------                    --------------      ----------------       ----------
         ------------
Charles M. Caravati, Jr.     $ 11,200              None                  None
           $ 11,200
J. Finley Lee                  16,500              None                  None
             16,500
Richard L. Morrill             16,500              None                  None
             16,500
Harris V. Morrissette          16,500              None                  None
             16,500
Erwin H. Will, Jr.             16,500              None                  None
             16,500
Samuel B. Witt III             18,300              None                  None
             18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 5.8% of the then-outstanding shares of the Equity Fund and 7.7% of the then-outstanding shares of the Balanced Fund. As of that same date, The Trust Company of Knoxville, 620 Market Street, Knoxville, Tennessee 37902, owned of record 20.4% of the then-outstanding shares of the Equity Fund; and the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 5.9% of the then-outstanding shares of the Balanced Fund.

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid the Adviser advisory fees of $373,048, $401,831 and $288,068, respectively. For the fiscal years ended March 31, 2001, 2000 and 1999, the Balanced Fund paid the Adviser advisory fees of $382,339, $477,345 and $435,257, respectively.


John M. Flippin, John T. Bruce and R. Gregory Porter III own all the capital stock of the Adviser and therefore control the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 20, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid fees to the Administrator and/or Integrated of $82,540, $99,752 and $73,470, respectively, and the Balanced Fund paid fees to the Administrator and/or Integrated of $84,436, $114,954 and $105,848, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John
F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE


It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.


The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Balanced Fund was $40,551, $51,285 and $43,130, respectively. For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Equity Fund was $54,309, $73,194 and $45,762, respectively.

The Funds have adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Adviser for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated  person
of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2001, the Equity Fund and the Balanced Fund each held equity securities issued by the parent company of First Union Capital Markets Corp. (the market value of which was $1,320,000 and $495,000, respectively). First Union Capital Markets Corp. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Equity Fund had net realized capital losses of $1,336,305 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.


                            CAPITAL SHARES AND VOTING

The Funds are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Fixed Income Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Equity Fund for the one year period ended

March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (July 30, 1993) to March 31, 2001 are 7.17%, 12.29% and 13.84%,
respectively. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001, for the ten year period ended March 31, 2001 and for the period since inception (July 3, 1989) to March 31, 2001 are 7.34%, 11.03%, 12.00% and
10.63%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a  =  dividends and interest earned during the period b=expenses accrued for the period  (net  of  reimbursements)
c  =  the  average  daily  number  of  shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2001 were 1.96% and 0.90%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Flippin, Bruce & Porter Funds as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

---------------------------------
The Flippin, Bruce & Porter Funds
---------------------------------
                                                          F B P
INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.                              THE
800 Main Street, Suite 202
P.O. Box 6138                                    FLIPPIN, BRUCE & PORTER
Lynchburg, Virginia 24505
800-327-9375                                              FUNDS

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
866-738-1127                                          ANNUAL REPORT
                                                      March 31, 2001
LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
   and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES                                  -----------------------
Austin Brockenbrough, III
John T. Bruce                             -----------------------
Charles M. Caravati, Jr.                  ----------------------------
J. Finley Lee, Jr.                        FBP Contrarian Equity Fund
Richard Mitchell                          ----------------------------
Richard L. Morrill                        ---------------------------------
Harris V. Morrissette                     FBP Contrarian Balanced Fund
Erwin H. Will, Jr.                        ---------------------------------
Samuel B. Witt, III                       --------------------------------------

                                          --------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 17, 2001
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 2001. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

                                           1 Year     5 Year     10 Year
                                           ------     ------     -------
          FBP Contrarian Equity Fund        7.17%     12.29%     13.84%*
          FBP Contrarian Balanced Fund      7.34%     11.03%     12.00%

* Represents the period from the initial public offering of shares (July 30, 1993) to March 31, 2001.

REVIEW AND OUTLOOK

Investors have become reacquainted with the business cycle over the past year. Slowing of economic growth, both in the US and abroad, have impacted the equity markets negatively and created a good deal of uncertainty. The groundwork for the economic slowdown was laid as the Federal Reserve began raising short-term interest rates in mid-1999 continuing through the first half of 2000. By the second half of 2000, both GDP and earnings growth rates, while still positive, were rapidly deteriorating. The deceleration in the economy and the decline experienced in the stock market in early 2001 were, arguably, more dramatic than the Federal Reserve was attempting to orchestrate. The fact remains that consumer confidence has been shaken, investor speculation has been reined in and many of the excess valuations have been wrung out of the stock market.

However, over this turbulent year the Flippin, Bruce & Porter Funds performed very well by producing positive returns significantly outperforming the S&P 500 Index (-21.67%) as well as the Russell 1000 Value Index (+.27%). The dramatic rise in technology stocks that drove the market over the last two years reversed in early 2000. As we expected, the broadening of the market since that time has produced excellent performance for the value style in general, and the stocks in your Fund in particular. Over the past year, the Funds investment in consumer, financial and healthcare companies helped performance while investments in technology and consumer cyclicals held results back. With respect to the Balanced Fund, bonds also provided positive returns as interest rates fell and investors sought a safe haven from stock market volatility.

We are optimistic about an economic recovery because of continued low inflation, low unemployment and aggressive lowering of interest rates by the Federal
Reserve. Also, policy makers have more than monetary policy as a means to stimulate the slowing economy. With a surplus at the federal level, fiscal stimulus can also be employed in the form of tax relief and increased federal spending without significant inflation risk. While we anticipate a recovery, we doubt we will see a quick snap-back to above average growth in GDP and earnings. Consumers remain somewhat overextended and a rebound in confidence and stock prices does not automatically lead to a resumption in excess spending.

Despite the weak economic backdrop, we are optimistic about the stock market. The market usually looks forward and is now beginning to anticipate an economic recovery as a result of the Federal Reserve actions. Since 1970, there have been eight periods in which the Federal Reserve made discount rate reductions. The average stock market return in the 12 months following the first reduction was approximately 20%. Currently, a majority of the stocks in the Fund are in industries that outperformed the market in these prior periods. We believe expectations for earnings and the economy will be much improved by the end of the year.

COMPARATIVE CHARTS

Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

In conclusion, this past year was difficult but very rewarding for Flippin, Bruce and Porter. During the year we strengthened some internal investment processes, but most important, we adhered to our long term investment beliefs based on investing in solid companies at attractive prices.

As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

                      -------------------------------------
                                                    3/31/01
                                                    -------
                       FBP Contrarian Equity Fund   $27,057
                       Standard & Poor's 500 Index  $30,037
                      Consumer Price Index          $12,189
                      -------------------------------------

                      -------------------------------------
                           FBP Contrarian Equity Fund
                        Average Annual Total Returns (a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                      ------    -------    ----------------
                      7.17%     12.29%          13.84%
                      -------------------------------------

Past performance is not predictive of future performance.

*Initial public offering of shares was July 30, 1993.

                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

                     --------------------------------------
                                                    3/31/01
                                                    -------
                      FBP Contrarian Balanced Fund $31,062
                       Standard & Poor's 500 Index $38,455
                     Consumer Price Index          $12,992
                     --------------------------------------

                        --------------------------------
                          FBP Contrarian Balanced Fund
                        Average Annual Total Returns (a)
                        (for years ended March 31, 2001)

                         1 Year    5 Years    10 Years
                         ------    -------    --------
                          7.34%     11.03%     12.00%
                        --------------------------------

Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
     SHARES   COMMON STOCKS -- 96.3%                                   VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 3.8%
     33,000   Dow Chemical Company ..............................  $  1,041,810
     35,000   Great Lakes Chemical Corporation ..................     1,075,900
                                                                   ------------
                                                                      2,117,710
                                                                   ------------
              CAPITAL GOODS-- 8.6%
     50,000   Englehard Company .................................     1,293,000
     12,450   General Electric Company ..........................       521,157
     40,000   Trinity Industries, Inc. ..........................       780,000
     23,460   Tyco International, Ltd. ..........................     1,014,176
     45,000   Waste Management, Inc. ............................     1,111,500
                                                                   ------------
                                                                      4,719,833
                                                                   ------------
              COMMUNICATION SERVICES-- 5.2%
     25,000   Verizon Communications ............................     1,232,500
     88,000   WorldCom, Inc.(a) .................................     1,644,500
                                                                   ------------
                                                                      2,877,000
                                                                   ------------
              CONSUMER CYCLICALS-- 18.1%
      9,700   American Greetings Corporation ....................       102,820
    120,000   Cendant Corporation(a) ............................     1,750,800
     80,000   Circuit City Stores - Circuit City Group ..........       848,000
     80,000   Dillard's, Inc. - Class A .........................     1,755,200
     36,000   May Department Stores Company .....................     1,277,280
     40,000   Pep Boys - Manny, Moe & Jack (The) ................       243,600
     50,000   R.R. Donnelley & Sons Company .....................     1,311,000
     20,000   Toys R Us, Inc.(a) ................................       502,000
     25,400   Wal-Mart Stores, Inc. .............................     1,282,700
     18,000   Whirlpool Corporation .............................       899,820
                                                                   ------------
                                                                      9,973,220
                                                                   ------------
              CONSUMER STAPLES-- 7.1%
     15,000   Applebee's International, Inc. ....................       535,312
     88,200   Archer-Daniels-Midland Company ....................     1,159,830
     25,000   CBRL Group, Inc. ..................................       454,688
     20,000   Philip Morris Companies ...........................       949,000
     60,000   SUPERVALU, Inc. ...................................       799,800
                                                                   ------------
                                                                      3,898,630
                                                                   ------------
              ENERGY-- 4.7%
     15,000   Kerr-McGee Corporation ............................       973,500
      9,000   Schlumberger Limited ..............................       518,490
     40,000   USX-Marathon Group ................................     1,078,000
                                                                   ------------
                                                                      2,569,990
                                                                   ------------
              FINANCIAL-- 23.4%
     21,000   American Express Company ..........................       867,300
     30,000   Bank of America Corporation .......................     1,642,500
     45,000   Bank One Corporation ..............................     1,628,100
     30,000   Citigroup, Inc. ...................................     1,349,400
     40,000   First Union Corporation ...........................     1,320,000
     24,000   J.P. Morgan Chase & Company .......................     1,077,600
     25,000   Saint Paul Companies, Inc. ........................     1,101,250

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 23.4% (CONTINUED)
     56,000   Union Dominion Realty Trust, Inc. .................  $    711,200
     60,000   Unumprovident Corporation .........................     1,753,200
     19,000   USA Education, Inc. ...............................     1,380,350
                                                                   ------------
                                                                     12,830,900
                                                                   ------------
              HEALTHCARE-- 6.0%
     16,000   Bristol-Myers Squibb Company ......................       950,400
     14,000   Johnson & Johnson .................................     1,224,580
     14,500   Merck & Company, Inc. .............................     1,100,550
                                                                   ------------
                                                                      3,275,530
                                                                   ------------
              TECHNOLOGY-- 14.0%
     25,000   Compaq Computer Corporation .......................       455,000
     20,000   Eastman Kodak Company .............................       797,800
     25,000   Electronic Data Systems Corporation ...............     1,396,500
     35,000   Harris Corporation ................................       866,250
     25,000   Hewlett-Packard Company ...........................       781,750
     20,000   International Business Machines Corporation .......     1,923,600
     20,000   Microsoft Corporation(a) ..........................     1,093,750
     78,000   Novell, Inc.(a) ...................................       390,000
                                                                   ------------
                                                                      7,704,650
                                                                   ------------
              TRANSPORTATION-- 5.4%
     26,000   FedEx Corporation(a) ..............................     1,083,680
     34,000   Union Pacific Corporation .........................     1,912,500
                                                                   ------------
                                                                      2,996,180
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $41,923,719) ............  $ 52,963,643
                                                                   ------------

================================================================================
     SHARES   SHORT-TERM CORPORATE NOTES-- 6.0%                        VALUE
--------------------------------------------------------------------------------
    947,529   American Family Services Demand Note ..............  $    947,529
  1,453,941   Sara Lee Corporation Demand Note ..................     1,453,941
    487,722   Wisconsin Electric Power Company Variable Demand
                 Note ...........................................       487,722
    383,802   Wisconsin Corporate Central Credit Union Variable
                 Demand Note ....................................       383,802
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $3,272,994)   $  3,272,994
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE--102.3%
                 (Cost $45,196,713) .............................  $ 56,236,637

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.3)% ...    (1,286,709)
                                                                   ------------

              NET ASSETS - 100.0% ...............................  $ 54,949,928
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
     SHARES   COMMON STOCKS -- 66.6%                                   VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 2.7%
     24,000   Dow Chemical Company ..............................  $    757,680
     19,900   Great Lakes Chemical Corporation ..................       611,726
                                                                   ------------
                                                                      1,369,406
                                                                   ------------
              CAPITAL GOODS-- 5.7%
     30,500   Englehard Company .................................       788,730
     10,000   General Electric Company ..........................       418,600
     20,000   Trinity Industries, Inc. ..........................       390,000
     15,000   Tyco International, Ltd. ..........................       648,450
     25,000   Waste Management, Inc. ............................       617,500
                                                                   ------------
                                                                      2,863,280
                                                                   ------------
              COMMUNICATION SERVICES-- 3.3%
     13,420   Verizon Communications ............................       661,606
     53,000   WorldCom, Inc.(a) .................................       990,438
                                                                   ------------
                                                                      1,652,044
                                                                   ------------
              CONSUMER CYCLICALS-- 12.4%
      5,600   American Greetings Corporation ....................        59,360
     70,000   Cendant Corporation(a) ............................     1,021,300
     45,000   Circuit City Stores - Circuit City Group ..........       477,000
     59,000   Dillard's, Inc. - Class A .........................     1,294,460
     20,000   May Department Stores Company .....................       709,600
     15,000   Pep Boys - Manny, Moe & Jack (The) ................        91,350
     33,000   R.R. Donnelley & Sons Company .....................       865,260
     10,000   Toys R Us, Inc.(a) ................................       251,000
     20,000   Wal-Mart Stores, Inc. .............................     1,010,000
      9,000   Whirlpool Corporation .............................       449,910
                                                                   ------------
                                                                      6,229,240
                                                                   ------------
              CONSUMER STAPLES-- 5.3%
     11,000   Applebee's International, Inc. ....................       392,562
     50,000   Archer-Daniels-Midland Company ....................       657,500
     15,000   CBRL Group, Inc. ..................................       272,813
     18,000   Philip Morris Companies ...........................       854,100
     34,000   Supervalu, Inc. ...................................       453,220
                                                                   ------------
                                                                      2,630,195
                                                                   ------------
              ENERGY-- 2.7%
     10,000   Kerr-McGee Corporation ............................       649,000
      5,500   Schlumberger Limited ..............................       316,855
     13,700   USX-Marathon Group ................................       369,215
                                                                   ------------
                                                                      1,335,070
                                                                   ------------
              FINANCIAL-- 16.8%
     13,000   American Express Company ..........................       536,900
     20,000   Bank of America Corporation .......................     1,095,000
     30,000   Bank One Corporation ..............................     1,085,400
     22,666   Citigroup, Inc. ...................................     1,019,517
     15,000   First Union Corporation ...........................       495,000
     23,025   J.P. Morgan Chase & Company .......................     1,033,822
     20,000   Saint Paul Companies, Inc. ........................       881,000

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS -- 66.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 16.8% (CONTINUED)
     40,000   Union Dominion Realty Trust, Inc. .................  $    508,000
     30,000   Unumprovident Corporation .........................       876,600
     12,000   USA Education, Inc. ...............................       871,800
                                                                   ------------
                                                                      8,403,039
                                                                   ------------
              HEALTHCARE-- 4.3%
     12,000   Bristol-Myers Squibb Company ......................       712,800
      9,000   Johnson & Johnson .................................       787,230
      8,800   Merck & Company, Inc. .............................       667,920
                                                                   ------------
                                                                      2,167,950
                                                                   ------------
              TECHNOLOGY-- 9.5%
     11,500   Compaq Computer Corporation .......................       209,300
     11,000   Eastman Kodak Company .............................       438,790
     20,000   Electronic Data Systems Corporation ...............     1,117,200
     20,000   Harris Corporation ................................       495,000
     15,500   Hewlett-Packard Company ...........................       484,685
     14,000   International Business Machines Corporation .......     1,346,520
      8,000   Microsoft Corporation(a) ..........................       437,500
     43,000   Novell, Inc.(a) ...................................       215,000
                                                                   ------------
                                                                      4,743,995
                                                                   ------------
              TRANSPORTATION-- 3.9%
     20,200   FedEx Corporation(a) ..............................       841,936
     20,000   Union Pacific Corporation .........................     1,125,000
                                                                   ------------
                                                                      1,966,936
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $20,814,892) ............  $ 33,361,155
                                                                   ------------

================================================================================
  PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 9.9%            VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.1%
$   750,000      5.625%, due 05/15/2001 .........................  $    750,938
    750,000      6.125%, due 12/31/2001 .........................       760,298
    500,000      6.625%, due 04/30/2002 .........................       512,858
    500,000      6.375%, due 08/15/2002 .........................       514,442
    500,000      6.25%, due 02/15/2003 ..........................       517,682
                                                                   ------------
                                                                      3,056,218
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS-- 3.8%
  1,000,000      7.00%, due 07/02/2009 ..........................     1,037,325
    855,000      6.75%, due 03/28/2014 ..........................       848,913
                                                                   ------------
                                                                      1,886,238
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $4,777,808) ..............................  $  4,942,456
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE   CORPORATE BONDS -- 17.9%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 6.7%
              Allstate Corporation,
$   500,000      7.875%, due 05/01/2005 .........................  $    538,064
              Bankers Trust New York Corporation,
    750,000      7.375%, due 05/01/2008 .........................       781,350
              Capital One Bank Corporation,
    500,000      7.08%, due 10/30/2001 ..........................       505,990
              General Motors Acceptance Corporation,
    500,000      5.50%, due 01/14/2002 ..........................       501,587
              Northern Trust Company,
  1,000,000      7.10%, due 08/01/2009 ..........................     1,043,811
                                                                   ------------
                                                                      3,370,802
                                                                   ------------
              INDUSTRIAL-- 7.7%
              Hertz Corporation,
  1,000,000      6.00%, due 01/15/2003 ..........................     1,002,534
              Hilton Hotels Corporation,
    300,000      7.70%, due 07/15/2002 ..........................       304,148
              The Kroger Company,
  1,000,000      7.65%, due 04/15/2007 ..........................     1,062,292
              Raychem Corporation,
  1,000,000      7.20%, due 10/15/2008 ..........................     1,027,419
              Ryder System, Inc.,
    485,000      6.60%, due 11/15/2005 ..........................       471,528
                                                                   ------------
                                                                      3,867,921
                                                                   ------------
              UTILITIES-- 3.5%
              Central Power & Light Company,
    700,000      7.50%, due 12/01/2002 ..........................       722,810
              Ohio Power Company,
  1,000,000      6.75%, due 07/01/2004 ..........................     1,019,943
                                                                   ------------
                                                                      1,742,753
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $8,646,874) ...........  $  8,981,476
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   SHORT-TERM CORPORATE NOTES-- 2.8%                        VALUE
--------------------------------------------------------------------------------
    147,889   American Family Services Demand Note ..............  $    147,889
     28,856   Sara Lee Corporation Demand Note ..................        28,856
    823,421   Wisconsin Electric Power Company Variable Demand
                 Note ...........................................       823,421
    385,613   Wisconsin Corporate Central Credit Union Variable
                 Demand Note ....................................       385,613
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,385,779)   $  1,385,779
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 97.2%
                 (Cost $35,625,353) .............................  $ 48,670,866

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.8% ......     1,425,125
                                                                   ------------

              NET ASSETS - 100.0% ...............................  $ 50,095,991
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

================================================================================
=======================

FBP             FBP

CONTRARIAN      CONTRARIAN

EQUITY         BALANCED

FUND            FUND
--------------------------------------------------------------------------------
-----------------------
ASSETS
   Investments in securities:
      At acquisition cost .............................................   $
45,196,713    $ 35,625,353

============    ============
      At value (Note 1) ...............................................   $
56,236,637    $ 48,670,866
   Dividends and interest receivable ..................................
74,501         353,321
   Receivable for investment securities sold ..........................
302,484       1,172,165
   Receivable for capital shares sold .................................
68,030           6,387
   Other assets .......................................................
5,838           6,004

------------    ------------
      TOTAL ASSETS ....................................................
56,687,490      50,208,743

------------    ------------

LIABILITIES
   Dividends payable ..................................................
25,655          16,597
   Distributions payable ..............................................
   --          32,391
   Payable for investment securities purchased ........................
1,658,371              --
   Payable for capital shares redeemed ................................
6,894          16,439
   Accrued investment advisory fees (Note 3) ..........................
31,762          29,974
   Accrued administration fees (Note 3) ...............................
6,101           5,871
   Other accrued expenses and liabilities .............................
8,779          11,480

------------    ------------
      TOTAL LIABILITIES ...............................................
1,737,562         112,752

------------    ------------

NET ASSETS ............................................................   $
54,949,928    $ 50,095,991

============    ============

Net assets consist of:
   Paid-in capital ....................................................   $
45,238,524    $ 37,045,110
   Undistributed net investment income ................................
7,785           5,355
   Accumulated net realized gains (losses) from security transactions .
(1,336,305)             13
   Net unrealized appreciation on investments .........................
11,039,924      13,045,513

------------    ------------
Net assets ............................................................   $
54,949,928    $ 50,095,991

============    ============

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) ..........................................
2,522,486       2,902,508

============    ============

Net asset value, offering price and redemption price per share (Note 1)   $
21.78    $      17.26

============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

================================================================================
==================
                                                                           FBP
         FBP

CONTRARIAN     CONTRARIAN
                                                                          EQUITY
       BALANCED
                                                                           FUND
         FUND
--------------------------------------------------------------------------------
------------------
INVESTMENT INCOME
   Interest ........................................................   $
114,757    $ 1,152,409
   Dividends .......................................................
1,037,633        721,939

-----------    -----------
      TOTAL INVESTMENT INCOME ......................................
1,152,390      1,874,348

-----------    -----------

EXPENSES
   Investment advisory fees (Note 3) ...............................
373,048        382,339
   Administration fees (Note 3) ....................................
82,540         84,436
   Custodian fees ..................................................
12,346         16,806
   Professional fees ...............................................
11,096         14,856
   Trustees' fees and expenses .....................................
11,035         11,035
   Registration fees ...............................................
9,618          7,925
   Printing of shareholder reports .................................
8,309          7,958
   Postage and supplies ............................................
6,745          7,646
   Pricing costs ...................................................
1,259          3,721
   Insurance expense ...............................................
2,088          2,008
   Other expenses ..................................................
6,535          5,082

-----------    -----------
      TOTAL EXPENSES ...............................................
524,619        543,812

-----------    -----------

NET INVESTMENT INCOME ..............................................
627,771      1,330,536

-----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) on security transactions ............
(97,434)     3,321,100
   Net realized gains on option contracts written ..................
137,285         87,724
   Net change in unrealized appreciation/depreciation on investments
3,016,760       (949,773)

-----------    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................
3,056,611      2,459,051

-----------    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $
3,684,382    $ 3,789,587

===========    ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================
=====================================
                                                               FBP CONTRARIAN
              FBP CONTRARIAN
                                                                 EQUITY FUND
               BALANCED FUND

-------------------------------------------------------------
                                                            YEAR            YEAR
           YEAR            YEAR
                                                            ENDED
ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH
31,       MARCH 31,       MARCH 31,
                                                            2001            2000
           2001            2000
--------------------------------------------------------------------------------
-------------------------------------
FROM OPERATIONS
   Net investment income ............................   $    627,771    $
447,435    $  1,330,536    $  1,353,583
   Net realized gains (losses) on:
      Security transactions .........................        (97,434)
19,813       3,321,100       3,284,271
      Option contracts written ......................        137,285
181,902          87,724         155,564
   Net change in unrealized appreciation/
      depreciation on investments ...................      3,016,760
(4,466,329)       (949,773)     (5,918,726)
                                                        ------------
------------    ------------    ------------
Net increase (decrease) in net assets from operations      3,684,382
(3,817,179)      3,789,587      (1,125,308)
                                                        ------------
------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .......................       (619,986)
(447,435)     (1,325,181)     (1,353,716)
   From net realized gains ..........................       (617,397)
(960,474)     (3,768,464)     (3,080,182)
                                                        ------------
------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ....................     (1,237,383)
(1,407,909)     (5,093,645)     (4,433,898)
                                                        ------------
------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ........................     18,040,660
37,998,156       3,807,657      10,283,683
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ..............        985,432
1,209,728       4,956,199       4,276,985
   Payments for shares redeemed .....................    (22,313,826)
(23,170,015)    (17,036,351)    (14,291,631)
                                                        ------------
------------    ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .......................     (3,287,734)
16,037,869      (8,272,495)        269,037
                                                        ------------
------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS .......................................       (840,735)
10,812,781      (9,576,553)     (5,290,169)

NET ASSETS
   Beginning of year ................................     55,790,663
44,977,882      59,672,544      64,962,713
                                                        ------------
------------    ------------    ------------
   End of year  (including undistributed net
      investment income of $7,785, $0,
      $5,355 and $0, respectively) ..................   $ 54,949,928    $
55,790,663    $ 50,095,991    $ 59,672,544
                                                        ============
============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold .............................................        847,388
1,730,106         216,853         541,893
   Reinvested .......................................         46,862
55,478         285,693         232,354
   Redeemed .........................................     (1,051,313)
(1,098,843)       (971,330)       (759,067)
                                                        ------------
------------    ------------    ------------
   Net increase (decrease) in shares outstanding ....       (157,063)
686,741        (468,784)         15,180
   Shares outstanding at beginning of year ..........      2,679,549
1,992,808       3,371,292       3,356,112
                                                        ------------
------------    ------------    ------------
   Shares outstanding at end of year ................      2,522,486
2,679,549       2,902,508       3,371,292
                                                        ============
============    ============    ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS

================================================================================
====================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A
SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
------------------------------------
                                                                           YEARS
ENDED MARCH 31,

-------------------------------------------------------------
                                                         2001         2000
  1999         1998         1997
--------------------------------------------------------------------------------
------------------------------------
Net asset value at beginning of year ...............   $  20.82     $  22.57
$  21.45     $  16.08     $  14.21
                                                       --------     --------
--------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.25         0.18
    0.13         0.19         0.22
   Net realized and unrealized gains (losses)
      on investments ...............................       1.22        (1.38)
    1.50         5.98         2.24
                                                       --------     --------
--------     --------     --------
Total from investment operations ...................       1.47        (1.20)
    1.63         6.17         2.46
                                                       --------     --------
--------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.25)       (0.18)
   (0.13)       (0.19)       (0.22)
   Distributions from net realized gains ...........      (0.26)       (0.37)
   (0.38)       (0.61)       (0.37)
                                                       --------     --------
--------     --------     --------
Total distributions ................................      (0.51)       (0.55)
   (0.51)       (0.80)       (0.59)
                                                       --------     --------
--------     --------     --------

Net asset value at end of year .....................   $  21.78     $  20.82
$  22.57     $  21.45     $  16.08
                                                       ========     ========
========     ========     ========

Total return .......................................      7.17%       (5.40%)
   7.74%       38.90%       17.65%
                                                       ========     ========
========     ========     ========

Net assets at end of year (000's) ..................   $ 54,950     $ 55,791
$ 44,978     $ 35,322     $ 16,340
                                                       ========     ========
========     ========     ========

Ratio of net expenses to average net assets(a) .....      0.98%        1.04%
   1.08%        1.12%        1.21%

Ratio of net investment income to average net assets      1.18%        0.83%
   0.63%        1.04%        1.50%

Portfolio turnover rate ............................        26%          20%
     18%          10%           9%

(a) Absent fee waivers by the Advisor, the ratio of expenses to average net assets would have been 1.25% for the year ended March 31, 1997.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS

================================================================================
====================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A
SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
------------------------------------
                                                                           YEARS
ENDED MARCH 31,

-------------------------------------------------------------
                                                         2001         2000
  1999         1998         1997
--------------------------------------------------------------------------------
------------------------------------
Net asset value at beginning of year ...............   $  17.70     $  19.36
$  19.08     $  15.87     $  14.86
                                                       --------     --------
--------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.44         0.40
    0.39         0.41         0.42
   Net realized and unrealized gains (losses)
      on investments ...............................       0.81        (0.74)
    1.21         4.26         1.49
                                                       --------     --------
--------     --------     --------
Total from investment operations ...................       1.25        (0.34)
    1.60         4.67         1.91
                                                       --------     --------
--------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.44)       (0.40)
   (0.39)       (0.41)       (0.42)
   Distributions from net realized gains ...........      (1.25)       (0.92)
   (0.93)       (1.05)       (0.48)
                                                       --------     --------
--------     --------     --------
Total distributions ................................      (1.69)       (1.32)
   (1.32)       (1.46)       (0.90)
                                                       --------     --------
--------     --------     --------

Net asset value at end of year .....................   $  17.26     $  17.70
$  19.36     $  19.08     $  15.87
                                                       ========     ========
========     ========     ========

Total return .......................................      7.34%       (1.87%)
   8.74%       30.22%       13.15%
                                                       ========     ========
========     ========     ========

Net assets at end of year (000's) ..................   $ 50,096     $ 59,673
$ 64,963     $ 55,940     $ 40,854
                                                       ========     ========
========     ========     ========

Ratio of expenses to average net assets ............      0.99%        1.02%
   1.04%        1.04%        1.08%

Ratio of net investment income to average net assets      2.43%        2.11%
   2.05%        2.33%        2.65%

Portfolio turnover rate ............................        13%          31%
     25%          21%          24%

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2001:

--------------------------------------------------------------------------------
                                                  FBP CONTRARIAN  FBP CONTRARIAN
                                                    EQUITY FUND    BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ..................   $ 14,550,616    $ 14,359,425
Gross unrealized depreciation ..................     (3,510,692)     (1,313,912)
                                                   ------------    ------------
Net unrealized appreciation ....................   $ 11,039,924    $ 13,045,513
                                                   ============    ============

Federal income tax cost ........................   $ 45,196,713    $ 35,625,353
                                                   ============    ============
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund had net realized capital losses of $1,336,305 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,489,973 and $17,184,380, respectively, for the FBP Contrarian Equity Fund and $7,049,563 and $20,719,757, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement effective November 20, 2000, between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Funds' shares.

Prior to November 20, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of these services, IFS received from each Fund a monthly fee at an annual rate of .18% on its average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

--------------------------------------------------------------------------------
--------------------------
                                                             FBP CONTRARIAN
      FBP CONTRARIAN
                                                               EQUITY FUND
       BALANCED FUND

-------------------------------------------------
                                                          OPTION        OPTION
   OPTION        OPTION
                                                         CONTRACTS     PREMIUMS
  CONTRACTS     PREMIUMS
--------------------------------------------------------------------------------
--------------------------
Options outstanding at beginning of year .............          66    $  79,404
         41    $  49,327
Options cancelled in a closing purchase transaction ..         (35)     (24,787)
        (25)     (17,706)
Options written ......................................         160       59,286
         95       39,425
Options expired ......................................        (191)    (113,903)
       (111)     (71,046)
                                                         ---------    ---------
  ---------    ---------
Options outstanding at end of year ...................          --    $      --
         --    $      --
                                                         =========    =========
  =========    =========
--------------------------------------------------------------------------------
--------------------------

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2001. On October 31, 2000, the FBP Contrarian Equity Fund declared and paid a long-term capital gain distribution of $0.2631 per share and the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.6664 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.5861 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                        THE GOVERNMENT STREET EQUITY FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND

                                 AUGUST 1, 2001

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS......................................................... 8

DESCRIPTION OF BOND RATINGS...................................................15
INVESTMENT LIMITATIONS........................................................17
TRUSTEES AND OFFICERS.........................................................20
INVESTMENT ADVISER............................................................25
ADMINISTRATOR.................................................................26

DISTRIBUTOR...................................................................26

OTHER SERVICES................................................................27
BROKERAGE.....................................................................27
SPECIAL SHAREHOLDER SERVICES..................................................28
PURCHASE OF SHARES............................................................30
REDEMPTION OF SHARES..........................................................31
NET ASSET VALUE DETERMINATION.................................................31
ALLOCATION OF TRUST EXPENSES..................................................32
ADDITIONAL TAX INFORMATION....................................................32
CAPITAL SHARES AND VOTING.....................................................34
CALCULATION OF PERFORMANCE DATA...............................................35
FINANCIAL STATEMENTS AND REPORTS..............................................37


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.


               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS


The Government Street Equity Fund (the "Equity Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

The Equity Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The

Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S.

Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.


REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.


The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanges for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue aero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master

Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to each Fund to no more than 5% of its net assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.


                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE  ANTICIPATION  NOTES.   Revenue  Anticipation  Notes  are  issued  in
expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.

Consumer spending and a strong demand for both commercial and residential construction drove the state's economic growth in 1999. The effects of short term interest rate cuts by the Federal Reserve Bank in 1998 were very evident in 1999 by providing a strong incentive for consumers to spend.

In contrast to a fairly steady increase in new jobs for the U.S. economy, Alabama job growth declined sharply in 1999 compared to the previous year. About 39,700 nonagricultural jobs were created in 1998; job growth was about 22,000 for 1999. The primary reason behind this decline was a significant loss of manufacturing jobs in the state. Job losses in manufacturing amounted to about 7,000 jobs with most of the losses in non-durable goods producing industries.

Several other reasons also accounted for the job losses in manufacturing. A decline in the global demand for exports, intense competition among manufacturing firms, the strong value of the U.S. dollar, and over-capacity kept manufacturing industries from adding many new workers. Despite job losses in manufacturing industries and a slowing economy during the latter half of the year, the state's unemployment rate averaged 4.4 percent.

Four major sectors-services, retail trade, construction, and state and local government-accounted for most of the statewide job growth. These sectors together created almost 29,500 new jobs, mostly in metropolitan areas. However, due largely to job losses in nonmetro area counties, the state's net job growth was 22,000.

Alabama's Gross State Product (GSP), the total value of goods and services produced in the state, has not kept pace with other southeastern states. In fact, Alabama has the slowest growing GSP among all southeastern states including Mississippi. Real GSP grew by approximately 3.5 percent in 1999 to a level in excess of $100 billion. The primary drivers for this growth were consumer spending and strong demand for both commercial and residential construction.

During the last three years, income growth in the United States has been faster than in Alabama. In 1997, 1998, and 1999, total personal income in Alabama has increased by 5.0, 4.7, and 3.9 percent, respectively. Income growth in the same years for the United States was 6.1, 5.9, and 5.7 percent, respectively. Primary reasons for the slower income growth rate are the lack of employment opportunities in nonmetropolitan area counties and the concentration of jobs in the retailing sector of metropolitan areas. The fastest growing sector has been retail trade. Average retail trade wages are significantly lower than average manufacturing wages.

For fiscal year 1998-99 (ended September 30), tax revenues increased by 4.5 percent over the previous year to $5,684 million. Total sales tax revenues increased by 5.3 percent, reaching $1,482 million, an improvement over the 4.6 percent increase in the previous fiscal year. Enthusiastic consumer spending accounted for the growth in sales tax revenues. Income tax revenues did not increase correspondingly.

Exports from Alabama account for approximately 7 percent of GSP. Exports rose slightly in the second half of 1999, after a decline of 1.4 percent in the first half of the year. For the year, exports were estimated at $7.1 billion, an increase of about 1.5 percent over 1998. During the first half of 1999, Alabama exports to Japan declined by 12.9 percent, and exports to Mexico declined by
21.1 percent.

Alabama's five largest trading partners in 1999 were Canada, Japan, Germany, Mexico, and the United Kingdom. Exports to these five countries accounted for almost 57 percent of total state exports. Transportation equipment (which includes Mercedes and related suppliers) was the leading export commodity and increased by almost 40 percent in the first half of 1999.

Economic  growth in Alabama is expected  to be slower in 2000.  GSP will grow by
3.1 percent and the state will add about 18,000 new jobs. Most job growth will be in retailing, services, and construction. Employment in manufacturing and mining will decline slightly or remain unchanged, with variations in industry growth rates. Income growth will be modest, around 3.7 percent, constrained by an increase in unemployment in rural areas, pressures on manufacturing industries to cut costs, and intense competition in both manufacturing and retail sectors.


Alabama's business cycle is closely related to the national economy, due to its manufacturing based economy. The State's economy has changed little in the past few years. Growth in machinery, aerospace and electronic manufacturing has become increasingly important to the State. The present movement toward diversification of the State's manufacturing base and a similar trend toward enlargement and diversification of the service industries are expected to lead to increased stability. With its strong natural gas and oil deposits, Alabama is well positioned in energy markets. An important factor affecting the economy is the State owned Port of Mobile which primarily handles coal exports and serves as a major Gulf Coast port. The Port of Mobile is one of the nation's busiest ports in tons of cargo handled.

Although manufacturing remains the largest employment sector, the State economy has become less dependent on manufacturing. Strong growth in the service and wholesale/retail trade sectors combined with a weakening manufacturing sector has enabled the economy to become more diverse. However, its reliance on the manufacturing sector remains significantly greater than the national average. In the past several years, the loss of manufacturing jobs has been primarily as a result of weakness in the durable good sector. Overall, non-agricultural employment has steadily grown during the past five years.

In South Central Bell Telephone Co. v. Alabama, 119 S.Ct. 1180(1999) the U.S. Supreme Court struck down Alabama's franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate remedies. Effective January 1, 2000 the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations. Furthermore, pursuant to a referendum which took place on March 16, 2000, the maximum income tax rate applicable to corporations was increased from 5% to 6.5% for tax years beginning after December 31, 2000. It is projected that the revenues from the business privilege tax, the increased corporate income tax and other related changes in state taxes will replace the revenues which would have been collected under the old foreign corporation franchise tax. On September 12, 2000, Governor Don Siegelman announced a settlement to resolve the refund claims of BellSouth in South Central Bell Telephone Co. Under the settlement, BellSouth (formerly South Central Bell) will be entitled to receive $4 million in tax credits for General Fund taxes due for each of the next 10 years. Total tax credits may not exceed $40 million during that period. The General Fund taxes against which the credits may be applied include property taxes, business privilege taxes (the successor to the franchise tax), cellular telephone excise taxes and leasing taxes. The estimated present value of the settlement is approximately $26.8 million, measured against BellSouth's total refund claims through the date of the settlement of $142,003,538, or less than $0.19 on the dollar.

Additional refund claims filed by more than 2,400 taxpayers (according to the Alabama Department of Revenue) which had been held in abeyance pending the outcome of the South Central Bell case now will move forward following the settlement. A hearing on class certification in the lead class-action suit of Gladwin Corp. v. Sage Lyons has been set for January 31, 2001 in Montgomery County Circuit Court. The settlement agreement with BellSouth provides that if the state provides a more generous settlement to another taxpayer, measured by the net present value of the settlement compared with the total dollar amount of the refunds claimed, BellSouth will be entitled to equal terms. This provision applies only to settlements of $150,000 or more. Prior to the BellSouth settlement, the Department of Revenue had estimated that total potential refund claims could be as high as $850 million -- an amount that would seriously impact the financial condition of the state.


INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS


The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Funds. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;


(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries ( except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)  Write,  acquire  or  sell  commodities,  commodities  contracts,   futures
      contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                                           Principal Occupation
Age  and Address                                          During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

                                       20

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus,
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)

                                       21


John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

                                       22

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


     Total
                           Aggregate           Pension or      Estimated Annual
  Compensation
                         Compensation        Retirement          Benefits Upon
 From Trust and
Trustee                 From the Trust      Benefits Accrued      Retirement
  Fund Complex
-------                 --------------      ----------------      ----------
  ------------
Charles M. Caravati, Jr.   $ 11,200              None                None
   $ 11,200
J. Finley Lee                16,500              None                None
     16,500
Richard L. Morrill           16,500              None                None
     16,500
Harris V. Morrissette        16,500              None                None
     16,500
Erwin H. Will, Jr.           16,500              None                None
     16,500
Samuel B. Witt III           18,300              None                None
     18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of each Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 54.7% of the then-outstanding shares of the Equity Fund, 50.1% of the then-outstanding shares of the Bond Fund and 43.6% of the then-outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds. As of July 2, 2001, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record
14.9% of the then-outstanding shares of the Equity Fund and 12.0% of the then-outstanding shares of the Bond Fund; and Mr. John R. Miller, Jr. was the beneficial owner of 16.1% of the then-outstanding shares of the Alabama Tax Free Fund.

                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid the Adviser advisory fees of $673,767, $606,159 and $478,172, respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Bond Fund paid the Adviser advisory fees of $235,819, $221,781 and $197,590, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Alabama Tax Free Fund paid the Adviser advisory fees of $74,278 (which was net of voluntary fee waivers of $14,865), $62,822 (which was net of voluntary fee waivers of $15,400) and $48,813 (which was net of voluntary fee waivers of $21,089).


The Adviser, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 6, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid fees to the Administrator and/or Integrated of $156,048, $170,044 and $138,379, respectively; the Bond Fund paid fees to the Administrator and/or Integrated of $35,149, $33,179 and $29,702, respectively; and the Alabama Tax Free Fund paid fees to the Administrator and/or Integrated of $36,868, $33,491 and $29,975, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of

Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE


It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.


The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Equity Fund was $13,820, $32,348 and $40,921, respectively. No brokerage commissions were paid by the Bond Fund or the Alabama Tax Free Fund for the last three fiscal years.

The Funds have adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Adviser for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2001, the Equity Fund held equity securities issued by the parent company of Charles Schwab & Co., Inc. (the market value of which was $508,860); and the Bond Fund held debt securities issued by the parent companies of Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $1,809,401), Salomon Smith Barney Inc. (the market value of which was $620,266) and Bears, Stearns & Co. Inc. (the market value of which was $171,151). Charles Schwab & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Salomon Smith Barney Inc. and Bears, Stearns & Co. Inc. are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2001, the Equity Fund had capital loss carryforwards for federal income tax purposes of $292,070, which expire March 31, 2009. As of March 31, 2001, the Bond Fund had capital loss carryforwards for federal income tax purposes of $955,041, of which $7,118 expire March 31, 2002, $64,123 expire March 31, 2003, $106,397 expire March 31, 2004, $129,539 expire March 31, 2005, $126,569 expire March 31,
2006,  $106,011  expire  March 31,  2007,  $220,187  expire  March 31,  2008 and
$195,097 expire March 31, 2009. As of March 31, 2001, the Alabama Tax Free Fund had capital loss carryforwards for federal income tax purposes of $174, 672, of which $115,762 expire March 31, 2004, $347 expire March 31, 2007 and $58,563 expire March 31, 2009. In addition, the Equity Fund and the Bond Fund had net realized capital losses of $14,746 and $26,374, respectively, during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as rising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

                            CAPITAL SHARES AND VOTING

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Fixed Income Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


Each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (June 3, 1991) to March 31, 2001 are -20.61%, 12.24% and 11.24%,
respectively. The average annual total return quotations for the Bond Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (June 3, 1991) to March 31, 2001 are 12.25%, 6.43% and 6.87%, respectively. The average annual return quotations for the Alabama Tax Free Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (January 15, 1993) to March 31, 2001 are 8.71%, 4.97% and 4.98%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2001 were 0.76%, 5.25% and 3.66%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2001, based on the highest marginal combined federal and Alabama income tax rate, was 6.33%


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

Pursuant to an Agreement and Plan of Reorganization, the Alabama Tax Free Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objectives, policies and restrictions of the Alabama Tax Free Fund and the Predecessor Fund are nearly identical and the performance information in this Statement of Additional Information for periods prior to April 1, 1994 relates to the Predecessor Fund.


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Government Street Funds as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

--------------------------------------------------------------------------------
                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2001
--------------------------------------------------------------------------------

                         T. LEAVELL & ASSOCIATES, INC.
                         -----------------------------
                               INVESTMENT ADVISER
                         -----------------------------
                                  FOUNDED 1979

--------------------------------------------------------------------------------

                         The Government Street Bond Fund
                        The Government Street Equity Fund
                         The Alabama Tax Free Bond Fund

--------------------------------------------------------------------------------

LETTER FROM THE PRESIDENT                                           May 15, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2001.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund achieved a total investment return of -20.61% for its fiscal year ended March 31, 2001. During this same period, the return of the S&P 500 Index was -21.68%. In addition, the average return of the 1,125 "Large-Cap Blend Funds" included in Morningstar, Inc.'s universe was -21.11% for the same twelve-month period. (The Government Street Equity Fund is classified by Morningstar as a Large-Cap Blend Fund.)

     Investment returns for the twelve months ended March 31, 2001 reflected a reversal of fortunes for value and growth stocks. After badly lagging for several years, value stocks asserted their merits and significantly outperformed growth stocks. As measured by the S&P Barra Indices, the returns of value and growth stocks for the twelve months ended March 31, 2001 were -1.07% and -38.20%, respectively

     This decline in the value of growth stocks was stunning. The 100 largest NASDAQ (over-the-counter) securities, predominately growth stocks, were down more than 64% during the year ended March 31, 2001. While we suggested in last year's report that, "it is a market that is likely to see a narrowing of the gap that currently exists between growth and value stocks," the extent of the reversal was certainly not anticipated.

     It is impossible to point at any one factor as responsible for the declines in the stock market, in general, and in growth/technology stocks, in particular. However, there can be little doubt that the Federal Reserve's increases in the general level of interest rates during the early months of 2000 played a major role. Having now reversed its theme by lowering rates three times since the beginning of 2001, the Fed seems to have recognized, finally, that the economy was in or headed toward a recession. Typically, the economy does not feel the effects of a loosening in monetary policy for at least 6-9 months. If that is the case this year, it may be the fourth quarter before any significant improvement occurs in the economy.

     The Government Street Equity Fund continues to be guided by a strategy that blends value and growth stocks. The investment return of the Fund relative to the major indices over the past 15 months encourages the expectations that we have that The Government Street Equity Fund will provide above average compounded returns in the future. As a result of the precipitous fall in growth stocks that has occurred recently, the current ratio of growth to value stocks in the Fund is 43%/57% - down from the 50%/50% ratio that is generally maintained. This imbalance will be corrected over the next twelve months through both market action and portfolio rebalancing.

     As of March 31, 2001, the Fund was invested in 139 companies. Net assets of the Fund were $95,510,859; net asset value was $45.14. The Fund's ratio of expenses to average net assets was 0.80%.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     During the second half of 2000, bonds received a boost both from the growing certainty that the Federal Reserve had finished raising key interest rates and from the expectation that the Fed would be forced to cut rates in early 2001 to counteract the slowdown in the economy. These expectations were fulfilled in 2001's first quarter as the Federal Reserve cut interest rates three times, slicing 150 basis points off the Fed Funds rate. As a result, bond prices rose across the board during the twelve months ended March 31, 2001, thus providing fixed income investors with some of the highest returns experienced in years.

     The Government Street Bond Fund profited from this environment and achieved a return of 12.25% for its fiscal year ended March 31, 2001. This return compares favorably with the 12.17% return of the Lehman Government/Corporate Intermediate Bond Index for the same period. The Fund's ratio of net investment income to average net assets was 6.12% at fiscal year end.

     The Government Street Bond Fund continues its emphasis on holding quality securities and maintaining an intermediate-term average maturity. At fiscal year end the Fund's average maturity was 5.7 years; approximately 50% of the Fund was invested in securities rated AAA.

     The net assets of the Fund at March 31, 2001 were $49,179,785; net asset value was $20.90; and the ratio of expenses to average net assets was 0.69%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund was also a beneficiary of the recent strength in fixed income markets. For the twelve months ended March 31, 2001, the Fund achieved a return of 8.71%. This return compares favorably with that of the Lipper Intermediate Municipal Bond Index which was 9.20% for the same period. The Fund's ratio of net investment income to average net assets was 4.29% at year-end.

     The net assets of the Fund as of March 31, 2001 were $28,090,689; net asset value was $10.55. The weighted average maturity of the Fund was 7.3 years, consistent with its intermediate term objective. Almost 60% of the securities held by the Fund were rated AAA, and the average quality of the portfolio was AA.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

                       THE GOVERNMENT STREET EQUITY FUNDS

          Comparison of the Change in value of a $10,000 Investment in
       The Government Street Equtiy Fund, the Standard & Poor's 500 Index
                          and the Consumer Price Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------
                                                            3/31/01
                                                            -------
              The Government Street Equity Fund             $28,389
              Standard & Poor's 500 Index                   $37,821
              Consumer Price Index                          $12,978
              -----------------------------------------------------

              -----------------------------------------------------
                        THE GOVERNMENT STREET EQUITY FUND
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                  (-20.61)%       12.24%            11.24%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

* Initial public offering of shares was June 3, 1991.

                         THE GOVERNMENT STREET BOND FUND

          Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate
                 Bond Index and the 90-Day Treasury Bill Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------

                                                            3/31/01
                                                            -------
              The Government Street Bond Fund               $19,212
              Lehman Government/Corporate
                 Intermediate Bond Index                    $20,168
              90-Day Treasury Bill Index                    $16,162
              -----------------------------------------------------

              -----------------------------------------------------
                         THE GOVERNMENT STREET BOND FUND
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                   12.25%          6.43%           6.87%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

* Initial public offering of shares was June 3, 1991.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         THE ALABAMA TAX FREE BOND FUND

           Comparison of the Change in Value of $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index,
                   the Lehman 3-Year Municipal Bond Index and
                  the Lipper Intermediate Municipal Fund Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------
                                                            3/31/01
                                                            -------
              The Alabama Tax Free Bond Fund                $14,902
              Lehman 7-Year G.O. Municipal Bond Index       $16,319
              Lehman 3-Year Municipal Bond Index            $14,951
              Lipper Intermediate Municipal Fund Index      $15,419
              -----------------------------------------------------

              -----------------------------------------------------
                         THE ALABAMA TAX FREE BOND FUND
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                    8.71%         4.97%             4.98%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

* Initial public offering of shares was January 15, 1993.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
---------------
                                                 Government       Government
   Alabama
                                                   Street           Street
   Tax Free
                                                   Equity            Bond
     Bond
                                                    Fund             Fund
     Fund
--------------------------------------------------------------------------------
---------------
ASSETS
Investments in securities:
     At acquisition cost ...................    $ 65,207,455     $ 47,818,745
 $ 26,745,401
                                                ============     ============
 ============
     At value (Note 1) .....................    $ 95,439,944     $ 48,574,089
 $ 27,778,963
Interest receivable ........................              --          670,850
      346,741
Dividends receivable .......................         101,601           12,111
        3,132
Receivable for capital shares sold .........          44,086           15,000
          119
Other assets ...............................           5,449            3,510
        1,529
                                                ------------     ------------
 ------------
     TOTAL ASSETS ..........................      95,591,080       49,275,560
   28,130,484
                                                ------------     ------------
 ------------

LIABILITIES
Dividends payable ..........................           2,792           14,975
       12,956
Payable for capital shares redeemed ........           7,743           52,075
        9,718
Accrued investment advisory fees (Note 3) ..          49,850           20,743
        6,831
Accrued administration fees (Note 3) .......           9,892            3,101
        3,482
Other accrued expenses and liabilities .....           9,944            4,881
        6,808
                                                ------------     ------------
 ------------
     TOTAL LIABILITIES .....................          80,221           95,775
       39,795
                                                ------------     ------------
 ------------

NET ASSETS .................................    $ 95,510,859     $ 49,179,785
 $ 28,090,689
                                                ============     ============
 ============

Net assets consist of:
Paid-in capital ............................    $ 65,579,495     $ 49,405,856
 $ 27,301,351
Undistributed net investment income ........           5,691               --
           --
Accumulated net realized losses
     from security transactions ............        (306,816)        (981,415)
     (244,224)
Net unrealized appreciation on investments .      30,232,489          755,344
    1,033,562
                                                ------------     ------------
 ------------

Net assets .................................    $ 95,510,859     $ 49,179,785
 $ 28,090,689
                                                ============     ============
 ============

Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) .........................       2,116,111        2,353,510
    2,662,361
                                                ============     ============
 ============

Net asset value, offering price and
     redemption price per share (Note 1) ...    $      45.14     $      20.90
 $      10.55
                                                ============     ============
 ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 2001
--------------------------------------------------------------------------------
---------------
                                                 Government       Government
   Alabama
                                                   Street           Street
   Tax Free
                                                   Equity            Bond
     Bond
                                                    Fund             Fund
     Fund
--------------------------------------------------------------------------------
---------------
INVESTMENT INCOME
     Interest ..............................    $         --     $  3,102,094
 $  1,219,801
     Dividends .............................       1,308,939          116,119
       41,495
                                                ------------     ------------
 ------------
          TOTAL INVESTMENT INCOME ..........       1,308,939        3,218,213
    1,261,296
                                                ------------     ------------
 ------------

EXPENSES
     Investment advisory fees (Note 3) .....         673,767          235,819
       89,143
     Administration fees (Note 3) ..........         156,048           35,149
       36,868
     Professional fees .....................          13,696           13,696
       10,496
     Trustees' fees and expenses ...........          11,055           11,055
       11,055
     Custodian fees ........................          17,573            7,687
        5,411
     Pricing costs .........................           3,326            9,757
       14,646
     Printing of shareholder reports .......          10,190            5,958
        4,596
     Postage and supplies ..................           7,415            2,695
        2,641
     Registration fees .....................           4,518            3,601
        2,455
     Other expenses ........................           7,747               43
        3,049
                                                ------------     ------------
 ------------
          TOTAL EXPENSES ...................         905,335          325,460
      180,360
     Fees waived by the Adviser (Note 3) ...              --               --
      (14,865)
                                                ------------     ------------
 ------------
          NET EXPENSES .....................         905,335          325,460
      165,495
                                                ------------     ------------
 ------------

NET INVESTMENT INCOME ......................         403,604        2,892,753
    1,095,801
                                                ------------     ------------
 ------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
     Net realized gains (losses)
          from security transactions .......        (257,862)         (76,233)
        2,045
     Net realized gains from in-kind
          redemptions (Note 1) .............       4,113,813               --
           --
     Net change in unrealized appreciation/
          depreciation on investments ......     (28,905,747)       2,667,352
    1,060,080
                                                ------------     ------------
 ------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS ...............     (25,049,796)       2,591,119
    1,062,125
                                                ------------     ------------
 ------------

NET INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS ................    $(24,646,192)    $  5,483,872
 $  2,157,926
                                                ============     ============
 ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
------------------------------------------------
                                                  Government Street
Government Street            Alabama Tax Free
                                                     Equity Fund
 Bond Fund                   Bond Fund

--------------------------------------------------------------------------------
---
                                                Year           Year
Year          Year          Year          Year
                                                Ended          Ended
Ended         Ended         Ended         Ended
                                              March 31,      March 31,     March
31,     March 31,     March 31,     March 31,
                                                2001           2000
2001          2000          2001          2000
--------------------------------------------------------------------------------
------------------------------------------------
FROM OPERATIONS
     Net investment income ................  $   403,604   $    349,447   $
2,892,753   $ 2,711,134   $ 1,095,801   $   962,718
     Net realized gains (losses)
          from security transactions ......     (257,862)       798,881
(76,233)     (352,285)        2,045       (46,986)
     Net realized gains from
          in-kind redemptions .............    4,113,813             --
  --            --            --            --
     Net change in unrealized appreciation/
          depreciation on investments .....  (28,905,747)    17,790,895
2,667,352    (2,047,757)    1,060,080      (844,115)
                                             -----------   ------------
-----------   -----------   -----------   -----------
Net increase (decrease)
     in net assets from operations ........  (24,646,192)    18,939,223
5,483,872       311,092     2,157,926        71,617
                                             -----------   ------------
-----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income ...........     (397,913)      (349,447)
(2,892,753)   (2,711,134)   (1,095,801)     (962,718)
     From net realized gains ..............           --       (847,835)
  --            --            --            --
                                             -----------   ------------
-----------   -----------   -----------   -----------
Decrease in net assets from
     distributions to shareholders ........     (397,913)    (1,197,282)
(2,892,753)   (2,711,134)   (1,095,801)     (962,718)
                                             -----------   ------------
-----------   -----------   -----------   -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ............   27,166,620     16,032,742
9,584,714     9,164,881     3,864,419     5,417,544
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders .................      389,787      1,172,232
2,718,435     2,531,305       921,229       799,134
     Payments for shares redeemed .........  (23,448,065)    (9,207,743)
(10,870,274)   (7,180,879)     (805,424)   (3,837,209)
                                             -----------   ------------
-----------   -----------   -----------   -----------
Net increase in net assets from
     capital share transactions ...........    4,108,342      7,997,231
1,432,875     4,515,307     3,980,224     2,379,469
                                             -----------   ------------
-----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS ........................  (20,935,763)    25,739,172
4,023,994     2,115,265     5,042,349     1,488,368

NET ASSETS
     Beginning of year ....................  116,446,622     90,707,450
45,155,791    43,040,526    23,048,340    21,559,972
                                             -----------   ------------
-----------   -----------   -----------   -----------
     End of year ..........................  $95,510,859   $116,446,622
$49,179,785   $45,155,791   $28,090,689   $23,048,340
                                             ===========   ============
===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
     Sold .................................      493,613        312,261
473,903       452,679       376,482       530,939
     Reinvested ...........................        7,636         21,194
134,746       126,050        89,520        78,412
     Redeemed .............................     (425,503)      (178,843)
(536,618)     (356,474)      (78,535)     (379,054)
                                             -----------   ------------
-----------   -----------   -----------   -----------
     Net increase in shares outstanding ...       75,746        154,612
72,031       222,255       387,467       230,297
     Shares outstanding, beginning of year     2,040,365      1,885,753
2,281,479     2,059,224     2,274,894     2,044,597
                                             -----------   ------------
-----------   -----------   -----------   -----------
     Shares outstanding, end of year ......    2,116,111      2,040,365
2,353,510     2,281,479     2,662,361     2,274,894
                                             ===========   ============
===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
----------------------------------------------
                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
----------------------------------------------
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     57.07      $     48.10
$     43.79      $     32.59      $     29.41
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           0.19             0.18
      0.27             0.32             0.37
     Net realized and unrealized
          gains (losses) on investments ..         (11.93)            9.39
      6.01            12.28             4.50
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........         (11.74)            9.57
      6.28            12.60             4.87
                                              -----------      -----------
-----------      -----------      -----------

Less distributions:
     Dividends from net
          investment income ..............          (0.19)           (0.18)
     (0.27)           (0.32)           (0.36)
     Distributions from net realized gains             --            (0.42)
     (1.70)           (1.08)           (1.33)
                                              -----------      -----------
-----------      -----------      -----------
Total distributions ......................          (0.19)           (0.60)
     (1.97)           (1.40)           (1.69)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     45.14      $     57.07
$     48.10      $     43.79      $     32.59
                                              ===========      ===========
===========      ===========      ===========

Total return .............................         (20.61%)          19.93%
     14.81%           39.31%           16.94%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    95,511      $   116,447
$    90,707      $    75,643      $    49,629
                                              ===========      ===========
===========      ===========      ===========

Ratio of expenses to average net assets ..           0.80%            0.83%
      0.85%            0.86%            0.89%

Ratio of net investment income
     to average net assets ...............           0.36%            0.35%
      0.61%            0.82%            1.17%

Portfolio turnover rate ..................             11%              17%
        22%              18%              20%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
----------------------------------------------
                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
----------------------------------------------
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     19.79      $     20.90
$     21.06      $     20.47      $     20.87
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           1.23             1.23
      1.27             1.32             1.34
     Net realized and unrealized
          gains (losses) on investments ..           1.11            (1.11)
     (0.16)            0.60            (0.40)
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........           2.34             0.12
      1.11             1.92             0.94
                                              -----------      -----------
-----------      -----------      -----------

Dividends from net investment income .....          (1.23)           (1.23)
     (1.27)           (1.33)           (1.34)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     20.90      $     19.79
$     20.90      $     21.06      $     20.47
                                              ===========      ===========
===========      ===========      ===========

Total return .............................          12.25%            0.67%
      5.38%            9.61%            4.60%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    49,180      $    45,156
$    43,041      $    36,908      $    29,442
                                              ===========      ===========
===========      ===========      ===========

Ratio of expenses to average net assets ..           0.69%            0.70%
      0.73%            0.74%            0.75%

Ratio of net investment income
     to average net assets ...............           6.12%            6.12%
      6.01%            6.35%            6.44%

Portfolio turnover rate ..................              9%              20%
        17%              10%              20%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
----------------------------------------------
                                               Selected Per Share Data and
Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
----------------------------------------------
                                                                           Years
Ended March 31,

--------------------------------------------------------------------------------
                                                  2001             2000
   1999             1998             1997
--------------------------------------------------------------------------------
----------------------------------------------
Net asset value at beginning of year .....    $     10.13      $     10.54
$     10.49      $     10.18      $     10.23
                                              -----------      -----------
-----------      -----------      -----------

Income (loss) from investment operations:

     Net investment income ...............           0.44             0.44
      0.44             0.44             0.43
     Net realized and unrealized
          gains (losses) on investments ..           0.42            (0.41)
      0.05             0.31            (0.05)
                                              -----------      -----------
-----------      -----------      -----------
Total from investment operations .........           0.86             0.03
      0.49             0.75             0.38
                                              -----------      -----------
-----------      -----------      -----------

Dividends from net investment income .....          (0.44)           (0.44)
     (0.44)           (0.44)           (0.43)
                                              -----------      -----------
-----------      -----------      -----------

Net asset value at end of year ...........    $     10.55      $     10.13
$     10.54      $     10.49      $     10.18
                                              ===========      ===========
===========      ===========      ===========

Total return .............................           8.71%            0.34%
      4.73%            7.44%            3.82%
                                              ===========      ===========
===========      ===========      ===========

Net assets at end of year (000's) ........    $    28,091      $    23,048
$    21,560      $    19,938      $    16,801
                                              ===========      ===========
===========      ===========      ===========

Ratio of net expenses to
     average net assets(a) ...............           0.65%            0.65%
      0.65%            0.65%            0.66%

Ratio of net investment income
     to average net assets ...............           4.29%            4.32%
      4.16%            4.19%            4.24%

Portfolio turnover rate ..................              6%              19%
         7%               2%               6%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.71%, 0.72%, 0.76%, 0.75% and 0.78% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5%                                    VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 2.5%
    24,000    Alcoa, Inc. ......................................    $    862,800
    15,000    du Pont (E.I.) de Nemours & Company ..............         610,500
    11,955    International Paper Company ......................         431,336
     5,000    Mead Corporation .................................         125,450
    10,000    Newmont Mining Corporation .......................         161,200
     5,000    Sealed Air Corporation(a) ........................         166,650
                                                                    ------------
                                                                       2,357,936
                                                                    ------------

              CAPITAL GOODS-- 11.4%
     6,000    Boeing Company ...................................         334,260
    14,000    Caterpillar, Inc. ................................         621,320
    10,000    Cooper Tire & Rubber Company .....................         113,500
     9,500    General Dynamics Corporation .....................         596,030
    71,000    General Electric Company .........................       2,972,060
     7,000    Ingersoll-Rand Company ...........................         277,970
     5,300    JDS Uniphase Corporation(a) ......................          97,719
     5,000    KB HOME ..........................................         163,200
    12,000    KEMET Corporation(a) .............................         203,280
    60,683    Koninklijke (Royal) Philips Electronics N.V ......       1,620,236
     9,500    Masco Corporation ................................         229,330
    33,000    Motorola, Inc. ...................................         470,580
     9,000    Mueller Industries, Inc.(a) ......................         270,360
    14,000    Pall Corporation .................................         306,880
     9,500    Solectron Corporation(a) .........................         180,595
     5,118    SPX Corporation(a) ...............................         464,510
    38,786    Tyco International, Ltd. .........................       1,676,719
    13,000    Waste Management, Inc. ...........................         321,100
                                                                    ------------
                                                                      10,919,649
                                                                    ------------

              COMMUNICATION SERVICES-- 5.5%
     7,500    ALLTEL Corporation ...............................         393,450
    26,500    Bellsouth Corporation ............................       1,084,380
    31,127    Qwest Communications International, Inc.(a) ......       1,091,001
    59,900    SBC Communications, Inc. .........................       2,673,337
                                                                    ------------
                                                                       5,242,168
                                                                    ------------

              CONSUMER CYCLICALS-- 11.2%
     7,500    Cendant Corporation(a) ...........................         109,425
    19,000    Circuit City Stores - Circuit City Group .........         201,400
     9,387    Delphi Automotive Systems Corporation ............         133,014
     6,000    Dow Jones & Company, Inc. ........................         314,100
     3,000    Florida Rock Industries, Inc. ....................         118,380
    13,000    General Motors Corporation .......................         674,050
     7,500    Harcourt General, Inc. ...........................         417,525
    49,500    Home Depot, Inc. .................................       2,133,450
    17,000    Johnson Controls, Inc. ...........................       1,061,820
    11,000    Leggett & Platt, Inc. ............................         211,530
     7,000    Marriott International, Inc. - Class A ...........         288,260
     6,500    Maytag Corporation ...............................         209,625
     3,000    NIKE, Inc. - Class B .............................         121,650

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              CONSUMER CYCLICALS-- 11.2% (CONTINUED)
     5,500    Omnicom Group, Inc. ..............................    $    455,840
    11,500    Paychex, Inc. ....................................         426,219
     4,500    Quanta Services, Inc.(a) .........................         100,440
     8,000    RadioShack Corporation ...........................         293,520
     6,000    Russell Corporation ..............................         112,200
    16,000    Speedway Motorsports, Inc.(a) ....................         416,000
    17,000    Target Corporation ...............................         613,360
    22,000    Valspar Corporation ..............................         631,180
    33,000    Wal-Mart Stores, Inc. ............................       1,666,500
                                                                    ------------
                                                                      10,709,488
                                                                    ------------

              CONSUMER STAPLES-- 9.1%
    20,000    Anheuser-Busch Companies, Inc. ...................         918,600
    14,000    AOL Time Warner, Inc.(a) .........................         562,100
    11,000    Archer-Daniels-Midland Company ...................         144,650
    22,000    Clorox Company (The) .............................         691,900
    40,000    Coca-Cola Enterprises, Inc. ......................         711,200
     5,000    Comcast Corporation - Class A(a) .................         205,937
    10,000    Conagra, Inc. ....................................         182,400
    13,000    Costco Wholesale Corporation(a) ..................         510,250
    14,000    Gillette Company .................................         436,380
     4,500    Hershey Foods Corporation ........................         311,940
     6,000    PepsiCo, Inc. ....................................         263,700
    13,000    Procter & Gamble Company .........................         813,800
     7,000    Safeway, Inc.(a) .................................         386,050
    10,500    SYSCO Corporation ................................         278,355
     4,000    Univision Communications, Inc.(a) ................         152,640
    21,000    Viacom, Inc. - Class A(a) ........................         934,500
    30,000    Walgreen Company .................................       1,224,000
                                                                    ------------
                                                                       8,728,402
                                                                    ------------

              ENERGY-- 6.2%
    33,082    BP Amoco PLC - ADR ...............................       1,641,529
    10,000    Burlington Resources, Inc. .......................         447,500
    13,000    Chevron Corporation ..............................       1,141,400
    13,000    Enron Corporation ................................         755,300
    15,650    Exxon Mobil Corporation ..........................       1,267,650
    13,000    Nabors Industries, Inc.(a) .......................         673,920
                                                                    ------------
                                                                       5,927,299
                                                                    ------------

              FINANCIAL-- 14.5%
    50,000    AFLAC, Inc. ......................................       1,377,000
    12,000    Aegon N.V ........................................         350,880
    30,000    American Express Company .........................       1,239,000
    33,000    Charles Schwab Corporation .......................         508,860
     7,000    Cincinnati Financial Corporation .................         265,562
    27,833    Citigroup, Inc. ..................................       1,251,928
    20,000    Freddie Mac ......................................       1,296,600
    22,000    FleetBoston Financial CP .........................         830,500
    12,000    J.P. Morgan Chase & Co. ..........................         538,800
    19,500    MBNA Corp. .......................................         645,450

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 14.5% (CONTINUED)
    10,000    Marsh & McLennan Companies, Inc. .................    $    950,300
    50,000    Mellon Financial Corporation .....................       2,026,000
    21,000    Synovus Financial Corporation ....................         567,000
    75,000    US Bancorp .......................................       1,740,000
     5,000    Washington Mutual, Inc. ..........................         273,750
                                                                    ------------
                                                                      13,861,630
                                                                    ------------

              HEALTHCARE-- 15.5%
    34,000    Becton, Dickinson & Company ......................       1,200,880
    22,500    Biomet, Inc. .....................................         886,289
    28,000    Cardinal Health, Inc. ............................       2,709,000
    17,000    Eli Lilly & Company ..............................       1,303,220
     9,000    Guidant Corporation(a) ...........................         404,910
    13,000    Healthsouth Corporation(a) .......................         167,570
    15,000    Johnson & Johnson ................................       1,312,050
    24,900    Merck & Company ..................................       1,889,910
    32,200    Pfizer, Inc. .....................................       1,318,590
     6,000    Pharmacia Corporation ............................         302,220
    40,000    Schering-Plough Corporation ......................       1,461,200
    16,000    UnitedHealth Group, Inc. .........................         948,160
    20,000    Waters Corporation(a) ............................         929,000
                                                                    ------------
                                                                      14,832,999
                                                                    ------------

              TECHNOLOGY-- 16.1%
    17,000    ADC Telecommunications, Inc.(a) ..................         144,500
    25,000    Adobe Systems, Inc. ..............................         874,250
     2,479    Agilent Technologies, Inc.(a) ....................          76,180
    10,500    Applied Materials, Inc.(a) .......................         456,750
    22,200    Automatic Data Processing, Inc. ..................       1,207,236
       708    Avaya, Inc.(a) ...................................           9,204
     5,500    Broadcom Corporation - Class A(a) ................         158,950
     5,000    Celestica, Inc.(a) ...............................         137,900
    60,500    Cisco Systems, Inc.(a) ...........................         956,656
    24,500    Computer Sciences Corporation(a) .................         792,575
    11,000    Dell Computer Corporation(a) .....................         282,563
     9,500    Electronic Data Systems Corporation ..............         530,670
     7,500    EMC Corporation(a) ...............................         220,500
    12,000    Harmonic, Inc.(a) ................................          67,500
    13,000    Hewlett-Packard Company ..........................         406,510
    10,000    Inktomi Corporation(a) ...........................          66,500
    46,100    Intel Corporation ................................       1,213,006
     6,000    International Business Machines Corporation ......         577,080
     6,000    Kla-Tencor Corporation(a) ........................         236,250
     7,500    Lexmark International Group, Inc.(a) .............         341,400
     5,000    Macromedia, Inc.(a) ..............................          80,313
       165    McData Corporation - Class A(a) ..................           3,114
    22,500    Microsoft Corporation(a) .........................       1,230,469
    14,000    National Semiconductor Corporation(a) ............         374,500
    20,300    Nokia Corporation - ADR ..........................         487,200
    48,000    Nortel Networks Corporation ......................         674,400
    36,000    Scientific-Atlanta, Inc. .........................       1,497,240

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              TECHNOLOGY-- 16.1% (CONTINUED)
    14,000    Sun Microsystems, Inc.(a) ........................    $    215,180
     6,000    Symbol Technologies, Inc. ........................         209,400
    22,000    Tellabs, Inc.(a) .................................         895,125
     8,500    Teradyne, Inc.(a) ................................         280,500
    12,000    Titan Corporation(a) .............................         215,640
     2,955    Veritas Software Corporation(a) ..................         136,639
     8,000    Xilinx, Inc.(a) ..................................         281,000
                                                                    ------------
                                                                      15,336,900
                                                                    ------------

              TRANSPORTATION-- 1.1%
    25,000    FedEx Corporation(a) .............................       1,042,000
                                                                    ------------

              UTILITIES-- 2.4%
     4,000    Apache Corporation ...............................         230,440
    37,980    Duke Energy Corporation ..........................       1,623,265
    11,000    The Southern Company .............................         385,990
                                                                    ------------
                                                                       2,239,695
                                                                    ------------

              TOTAL COMMON STOCKS-- 95.5% (COST $60,965,677) ...    $ 91,198,166
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS -- 4.4%                                     VALUE
--------------------------------------------------------------------------------
 4,241,778    Firstar Stellar Treasury Fund (Cost $4,241,778) ..    $  4,241,778
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 99.9%
                (COST $65,207,455) .............................    $ 95,439,944

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% .....          70,915
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 95,510,859
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
PAR VALUE     U.S. TREASURY AND AGENCY OBLIGATIONS-- 28.1%             VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.5%
$  140,000    8.00%, due 05/15/2001 ............................    $    140,541
   125,000    7.875%, due 08/15/2001 ...........................         126,650
   850,000    5.75%, due 04/30/2003 ............................         874,909
   750,000    5.875%, due 11/15/2005 ...........................         789,124
   750,000    5.50%, due 02/15/2008 ............................         777,858
   500,000    5.00%, due 02/15/2011 ............................         502,734
                                                                    ------------
                                                                       3,211,816
                                                                    ------------

              FEDERAL FARM CREDIT BANK BONDS-- 1.7%
   500,000    6.00%, due 01/07/2008 ............................         514,867
   325,000    6.06%, due 05/28/2013 ............................         327,525
                                                                    ------------
                                                                         842,392
                                                                    ------------

              FEDERAL HOME LOAN BANK BONDS-- 7.8%
   500,000    7.57%, due 08/19/2004 ............................         539,731
   500,000    6.045%, due 12/10/2004 ...........................         515,548
   500,000    6.345%, due 11/01/2005 ...........................         522,619
   750,000    5.925%, due 04/09/2008 ...........................         767,554
   500,000    5.42%, due 09/23/2008 ............................         494,668
   500,000    5.52%, due 09/23/2008 ............................         497,725
   500,000    5.875%, due 02/15/2011 ...........................         504,289
                                                                    ------------
                                                                       3,842,134
                                                                    ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS-- 3.5%
   895,000    7.44%, due 09/20/2006 ............................         906,981
   800,000    7.04%, due 01/09/2007 ............................         814,041
                                                                    ------------
                                                                       1,721,022
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 8.6%
   500,000    6.63%, due 06/20/2005 ............................         526,573
 1,000,000    7.125%, due 03/15/2007 ...........................       1,087,380
   750,000    6.62%, due 06/25/2007 ............................         798,069
   750,000    6.08%, due 12/15/2010 ............................         767,398
   400,000    6.80%, due 08/27/2012 ............................         415,944
   600,000    6.875%, due 09/24/2012 ...........................         631,293
                                                                    ------------
                                                                       4,226,657
                                                                    ------------

              TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                (COST $13,674,891) .............................    $ 13,844,021
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     MORTGAGE-BACKED SECURITIES-- 15.2%                       VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 15.2%
$    9,310      Pool #15032, 7.50%, due 02/15/2007 .............    $      9,549
   326,944      Pool #438434, 6.50%, due 01/15/2013 ............         333,136
   523,794      Pool #470177, 7.00%, due 03/15/2014 ............         538,788
   344,126      Pool #518403, 7.00%, due 09/15/2014 ............         353,976
     7,113      Pool #176413, 7.50%, due 09/15/2016 ............           7,295
     9,061      Pool #170784, 8.00%, due 12/15/2016 ............           9,357
     8,090      Pool #181540, 8.00%, due 02/15/2017 ............           8,355
   419,359      Pool #493659, 6.50%, due 12/15/2018 ............         419,568
   333,037      Pool #476695, 6.50%, due 10/15/2023 ............         333,203
   341,601      Pool #366710, 6.50%, due 02/15/2024 ............         341,771
   424,863      Pool #453826, 7.25%, due 09/15/2027 ............         433,710
   636,370      Pool #412360, 7.00%, due 11/15/2027 ............         646,539
   519,966      Pool #454162, 7.00%, due 05/15/2028 ............         528,275
   801,427      Pool #2617, 7.50%, due 07/20/2028 ..............         818,992
   413,779      Pool #158794, 7.00%, due 09/15/2028 ............         420,391
   416,749      Pool #486760, 6.50%, due 12/15/2028 ............         416,958
   803,165      Pool #506618, 7.00%, due 03/15/2029 ............         815,999
   944,972      Pool #511562, 7.50%, due 07/15/2030 ............         969,227
                                                                    ------------

              TOTAL MORTGAGE-BACKED SECURITIES (COST $7,334,996)    $  7,405,089
                                                                    ------------

--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS -- 46.3%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 22.1%
                AmSouth Bancorp,
$  550,000        7.75%, due 05/15/2004 ........................    $    574,011
                                                                    ------------

                Banc One Corporation,
   665,000        7.00%, due 07/15/2005 ........................         687,695
   500,000        6.875%, due 08/01/2006 .......................         518,795
                                                                    ------------
                                                                       1,206,490
                                                                    ------------

                Bank of America Corporation,
   496,000        8.375%, due 03/15/2002 .......................         511,543
   750,000        7.125%, due 03/01/2009 .......................         768,833
                                                                    ------------
                                                                       1,280,376
                                                                    ------------

                Bear Stearns Company,
   170,000        9.375%, due 06/01/2001 .......................         171,151
                                                                    ------------

                Duke Capital Corporation,
 1,000,000        7.50%, due 10/01/2009 ........................       1,067,592
                                                                    ------------

                General Electric Capital Corporation,
   130,000        7.24%, due 01/15/2002 ........................         132,523
   150,000        7.50%, due 03/15/2002 ........................         153,765
                                                                    ------------
                                                                         286,288
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS-- 46.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              FINANCE-- 22.1% (CONTINUED)
                J.P. Morgan & Company,
$  500,000        7.25%, due 01/15/2002 ........................    $    509,099
                                                                    ------------

                Merrill Lynch & Company, Inc.,
   745,000        7.375%, due 08/17/2002 .......................         768,386
 1,000,000        7.00%, due 04/27/2008 ........................       1,041,015
                                                                    ------------
                                                                       1,809,401
                                                                    ------------

                NationsBank,
   550,000        7.625%, due 04/15/2005 .......................         583,596
                                                                    ------------

                Regions Financial Corporation,
   350,000        7.80%, due 12/01/2002 ........................         363,800
                                                                    ------------

                Salomon, Inc.,
   597,000        7.50%, due 02/01/2003 ........................         620,266
                                                                    ------------

                Sears Roebuck Acceptance Corporation,
   700,000        6.00%, due 03/20/2003 ........................         702,732
                                                                    ------------

                SouthTrust Bank of Alabama, N.A.,
   665,000        7.00%, due 11/15/2008 ........................         657,781
                                                                    ------------

                Transamerica Financial Corporation,
 1,000,000        7.50%, due 03/15/2004 ........................       1,045,696
                                                                    ------------

              TOTAL FINANCE CORPORATE BONDS ....................      10,878,279
                                                                    ------------

              INDUSTRIAL -- 18.4% BP America, Inc.,
   265,000        8.50%, due 04/15/2001 ........................         265,283
                                                                    ------------

                Coca-Cola Enterprises,
   600,000        6.625%, due 08/01/2004 .......................         622,567
                                                                    ------------

                Conoco, Inc.,
 1,000,000        6.35%, due 04/15/2009 ........................       1,014,775
                                                                    ------------

                duPont (E.I.) de Nemours & Company,
   425,000        6.75%, due 10/15/2002 ........................         436,404
                                                                    ------------

                Ford Motor Company,
 1,000,000        7.25%, due 10/01/2008 ........................       1,038,340
                                                                    ------------

                General Motors Corporation,
   565,000        7.10%, due 03/15/2006 ........................         586,125
                                                                    ------------

                Hanson Overseas,
 1,100,000        7.375%, due 01/15/2003 .......................       1,120,952
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS-- 46.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL-- 18.4% (CONTINUED)
                IBM Corporation,
$1,000,000        7.25%, due 11/01/2002 ........................    $  1,032,198
                                                                    ------------

                Kimberly-Clark Corporation,
   240,000        8.625%, due 05/01/2001 .......................         240,624
                                                                    ------------

                Philip Morris Companies, Inc.,
   700,000        7.125%, due 10/01/2004 .......................         725,472
                                                                    ------------

                Raytheon Company,
   800,000        6.50%, due 07/15/2005 ........................         794,351
                                                                    ------------

                Wal-Mart Stores, Inc.,
   100,000        8.625%, due 04/01/2001 .......................         100,000
 1,000,000        7.50%, due 05/15/2004 ........................       1,068,851
                                                                    ------------
                                                                       1,168,851
                                                                    ------------

              TOTAL INDUSTRIAL CORPORATE BONDS .................       9,045,942
                                                                    ------------

              UTILITY-- 5.8%
                AT&T Corporation,
 1,000,000        6.00%, due 03/15/2009 ........................         939,532
                                                                    ------------

                BellSouth Corporation,
   750,000        7.75%, due 02/15/2010 ........................         815,034
                                                                    ------------

                Emerson Electric Company,
   587,000        6.30%, due 11/01/2005 ........................         605,064
                                                                    ------------

                Scana Corporation,
   500,000        6.05%, due 01/13/2003 ........................         503,509
                                                                    ------------

              TOTAL UTILITY CORPORATE BONDS ....................       2,863,139
                                                                    ------------

              TOTAL CORPORATE BONDS (COST $22,351,596) .........    $ 22,787,360
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     MUNICIPAL OBLIGATIONS -- 2.2%                            VALUE
--------------------------------------------------------------------------------
                Alabama State Public School & College Auth.,
$1,050,000        7.15%, due 09/01/2009 (Cost $1,021,009) ......    $  1,101,366
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS -- 7.0%                                    VALUE
--------------------------------------------------------------------------------
 3,436,253    Firstar Stellar Treasury Fund (Cost $3,436,253) ..    $  3,436,253
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 98.8%
                (COST $47,818,745) .............................    $ 48,574,089

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% .....         605,696
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 49,179,785
                                                                    ============

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS -- 94.7%                           VALUE
--------------------------------------------------------------------------------
                Alabama Mental Health Finance Auth. Special Tax,
$  415,000        5.00%, due 05/01/2006 ........................    $    435,941
                                                                    ------------

                Alabama Special Care Facilities Financing
                  Auth. Rev.,
   500,000        4.50%, due 11/01/2009 ........................         507,460
   400,000        5.375%, due 11/01/2012 .......................         419,296
                                                                    ------------
                                                                         926,756
                                                                    ------------

                Alabama State, GO,
   100,000        5.70%, due 12/01/2002 ........................         102,545
                                                                    ------------

                Alabama State Industrial Access Road & Bridge
                  Corp., GO,
   100,000        5.25%, due 06/01/2003 ........................         103,451
                                                                    ------------

                Alabama State Municipal Electric Authority
                  Power-Supply Rev.,
   340,000        5.75%, due 09/01/2001 ........................         343,580
   100,000        5.00%, due 09/01/2004 ........................         104,529
   400,000        6.50%, due 09/01/2005 ........................         409,552
                                                                    ------------
                                                                         857,661
                                                                    ------------

                Alabama State Public School & College Auth. Rev.,
   250,000        4.50%, due 12/01/2001 ........................         252,275
   275,000        5.25%, due 11/01/2005 ........................         293,417
   305,000        5.00%, due 12/01/2005 ........................         321,891
   200,000        5.125%, due 11/01/2010 .......................         213,824
   300,000        5.00%, due 11/01/2012 ........................         313,935
   250,000        5.625%, due 07/01/2013 .......................         272,693
   600,000        5.125%, due 11/01/2013 .......................         627,942
   500,000        5.125%, due 11/01/2015 .......................         515,480
                                                                    ------------
                                                                       2,811,457
                                                                    ------------

                Alabama Water Pollution Control Auth. Rev.,
   190,000        6.25%, due 08/15/2004 ........................         205,669
   500,000        5.00%, due 08/15/2010 ........................         527,930
   180,000        5.00%, due 08/15/2015 ........................         180,378
                                                                    ------------
                                                                         913,977
                                                                    ------------

                Anniston, AL, GO,
   250,000        5.50%, due 01/01/2004 ........................         262,060
                                                                    ------------

                Anniston, AL, Regional Medical Center Hospital
                  Board Rev.,
    15,000        7.375%, due 07/01/2006 .......................          16,276
                                                                    ------------

                Athens, AL, School Warrants,
   335,000        5.05%, due 08/01/2015 ........................         342,993
                                                                    ------------

                Auburn University, AL, Rev.,
   175,000        5.20%, due 06/01/2004 ........................         183,682
   325,000        5.25%, due 04/01/2005 ........................         340,935
                                                                    ------------
                                                                         524,617
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Baldwin Co., AL, Board of Education Rev.,
$  300,000        5.90%, due 12/01/2001 ........................    $    301,353
                                                                    ------------

                Baldwin Co., AL, GO,
   200,000        5.85%, due 08/01/2003 ........................         210,904
   400,000        5.00%, due 02/01/2007 ........................         422,320
   200,000        4.55%, due 02/01/2009 ........................         198,818
                                                                    ------------
                                                                         832,042
                                                                    ------------

                Birmingham, AL, Series B, GO,
   100,000        5.80%, due 04/01/2002 ........................         102,636
   200,000        5.90%, due 04/01/2003 ........................         208,756
   500,000        6.60%, due 07/01/2012 ........................         521,200
                                                                    ------------
                                                                         832,592
                                                                    ------------

                Birmingham, AL, Industrial Water Board Rev.,
   100,000        6.00%, due 07/01/2007 ........................         111,722
                                                                    ------------

                Birmingham, AL, Medical Clinic Board Rev.,
    50,000        7.30%, due 07/01/2005 ........................          54,105
                                                                    ------------

                Birmingham, AL, Southern College, Private
                  Education Bldg. Auth. Rev.,
   500,000        5.10%, due 12/01/2012 ........................         514,345
                                                                    ------------

                Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000        5.90%, due 01/01/2003 ........................          51,985
   400,000        6.15%, due 01/01/2006 ........................         416,616
                                                                    ------------
                                                                         468,601
                                                                    ------------

                DCH Health Care Auth. of Alabama Rev.,
    55,000        5.00%, due 06/01/2004 ........................          57,167
                                                                    ------------

                Decatur, AL, GO,
   300,000        5.00%, due 06/01/2009 ........................         316,038
                                                                    ------------

                Decatur, AL, Water Rev.,
   100,000        5.00%, due 05/01/2014 ........................         102,707
                                                                    ------------

                Dothan, AL, GO,
   500,000        5.50%, due 09/01/2014 ........................         534,510
                                                                    ------------

                Fairhope, AL, Public Improvements Warrants,
   295,000        5.10%, due 06/01/2014 ........................         303,375
                                                                    ------------

                Fairhope, AL, Utilities Rev.,
   200,000        5.10%, due 12/01/2008 ........................         206,532
                                                                    ------------

                Florence, AL, School Warrants,
   200,000        4.65%, due 12/01/2012 ........................         203,418
   400,000        5.75%, due 09/01/2015 ........................         421,956
                                                                    ------------
                                                                         625,374
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Greenville, AL, GO,
$  300,000        5.10%, due 12/01/2009 ........................    $    318,744
                                                                    ------------

                Hoover, AL, Board of Education Special Tax,
   400,000        6.00%, due 02/15/2006 ........................         430,456
                                                                    ------------

                Houston Co., AL, GO,
   250,000        5.00%, due 07/01/2002 ........................         255,255
   300,000        5.60%, due 10/15/2014 ........................         325,458
                                                                    ------------
                                                                         580,713
                                                                    ------------

                Huntsville, AL, Electric Systems Rev.,
   150,000        5.00%, due 12/01/2003 ........................         155,796
   250,000        4.80%, due 12/01/2012 ........................         254,852
                                                                    ------------
                                                                         410,648
                                                                    ------------

                Huntsville, AL, GO,
   500,000        5.50%, due 11/01/2002 ........................         516,895
   100,000        5.90%, due 11/01/2005 ........................         105,934
   300,000        5.40%, due 02/01/2010 ........................         314,955
   250,000        5.25%, due 11/01/2011 ........................         266,868
                                                                    ------------
                                                                       1,204,652
                                                                    ------------

                Huntsville, AL, Water Systems Rev.,
   150,000        5.15%, due 05/01/2004 ........................         155,451
   150,000        5.25%, due 05/01/2005 ........................         155,395
   200,000        4.70%, due 11/01/2013 ........................         200,452
                                                                    ------------
                                                                         511,298
                                                                    ------------

                Jefferson Co., AL, Board of Education
                  Capital Outlay Warrants,
   300,000        5.70%, due 02/15/2011 ........................         327,465
                                                                    ------------

                Jefferson Co., AL, GO Unlimited Warrants,
   150,000        5.55%, due 04/01/2002 ........................         153,437
   100,000        5.00%, due 04/01/2004 ........................         103,749
                                                                    ------------
                                                                         257,186
                                                                    ------------

                Jefferson Co., AL, Sewer Rev.,
   140,000        5.15%, due 09/01/2002 ........................         143,728
    50,000        5.50%, due 09/01/2003 ........................          52,465
   300,000        5.75%, due 09/01/2005 ........................         318,996
                                                                    ------------
                                                                         515,189
                                                                    ------------

                Lee Co., AL, GO,
   300,000        5.50%, due 02/01/07 ..........................         321,882
                                                                    ------------

                Madison, AL, Warrants,
   325,000        5.55%, due 04/01/2007 ........................         350,012
   200,000        4.40%, due 02/01/2011 ........................         201,008
   400,000        4.85%, due 02/01/2013 ........................         408,276
                                                                    ------------
                                                                         959,296
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Madison Co., AL, Board of Education Capital
                  Outlay Tax Antic. Warrants,
$  175,000        5.20%, due 09/01/2004 ........................    $    186,093
   400,000        5.20%, due 03/01/2011 ........................         425,152
   250,000        5.10%, due 09/01/2011 ........................         259,375
                                                                    ------------
                                                                         870,620
                                                                    ------------

                Mobile, AL, GO,
    25,000        6.25%, due 08/01/2001 ........................          25,259
    25,000        6.30%, due 08/01/2001 ........................          25,263
   275,000        6.20%, due 02/15/2007 ........................         306,534
   180,000        5.75%, due 02/15/2016 ........................         190,984
                                                                    ------------
                                                                         548,040
                                                                    ------------

                Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000        6.30%, due 01/01/2003 ........................          57,194
                                                                    ------------

                Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000        4.50%, due 02/01/2003 ........................         100,579
                                                                    ------------

                Mobile Co., AL, School Board Commissioner
                  Capital Outlay,
   400,000        5.00%, due 03/01/2008 ........................         416,964
                                                                    ------------

                Mobile Co., AL, Warrants,
   200,000        5.40%, due 08/01/2013 ........................         211,104
                                                                    ------------

                Montgomery, AL, GO,
   200,000        4.70%, due 05/01/2002 ........................         203,208
   500,000        5.10%, due 10/01/2008 ........................         531,350
   300,000        5.00%, due 11/01/2015 ........................         304,674
                                                                    ------------
                                                                       1,039,232
                                                                    ------------

                Montgomery, AL, Waterworks & Sanitation Rev.,
   200,000        5.85%, due 03/01/2003 ........................         208,540
   400,000        6.15%, due 09/01/2006 ........................         419,412
   400,000        5.60%, due 09/01/2009 ........................         431,280
                                                                    ------------
                                                                       1,059,232
                                                                    ------------

                Montgomery Co., AL, GO,
   100,000        5.20%, due 11/01/2006 ........................         104,047
                                                                    ------------

                Mountain Brook, AL, City Board of Education
                  Capital Outlay Warrants,
   405,000        4.80%, due 02/15/2011 ........................         413,076
                                                                    ------------

                Muscle Shoals, AL, GO,
   400,000        5.60%, due 08/01/2010 ........................         430,032
                                                                    ------------

                Opelika, AL, GO,
   100,000        4.60%, due 03/01/2003 ........................         102,228
   100,000        5.30%, due 07/01/2003 ........................         104,104
                                                                    ------------
                                                                         206,332
                                                                    ------------

                Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000        4.35%, due 08/01/2011 ........................         200,184
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Shelby Co., AL, GO,
$   50,000        5.35%, due 08/01/2001 ........................    $     50,368
                                                                    ------------

                Shelby Co., AL, Hospital Board Rev.,
    25,000        6.60%, due 02/01/2002 ........................          25,697
    40,000        6.60%, due 02/01/2003 ........................          42,257
                                                                    ------------
                                                                          67,954
                                                                    ------------
                Tuscaloosa, AL, Board of Education, GO,
   100,000        5.10%, due 02/01/2004 ........................         104,224
   300,000        4.625%, due 08/01/2008 .......................         308,478
                                                                    ------------
                                                                         412,702
                                                                    ------------

                Tuscaloosa, AL, Board of Education Special
                  Tax Warrants,
    75,000        5.70%, due 02/15/2005 ........................          77,762
   125,000        6.00%, due 02/15/2009 ........................         129,394
   300,000        4.85%, due 02/15/2013 ........................         304,704
                                                                    ------------
                                                                         511,860
                                                                    ------------

                Tuscaloosa, AL, GO,
   500,000        5.45%, due 01/01/2014 ........................         534,480
                                                                    ------------

                University of Alabama, AL, Series A, Rev.,
   240,000        5.10%, due 10/01/2002 ........................         246,319
   400,000        5.25%, due 06/01/2010 ........................         425,236
   100,000        5.375%, due 06/01/2013 .......................         105,242
                                                                    ------------
                                                                         776,797
                                                                    ------------

                Vestavia Hills, AL, Board of Education Capital
                  Outlay Rev.,
    55,000        5.25%, due 02/01/2004 ........................          56,167
                                                                    ------------

                Vestavia Hills, AL, Warrants,
   125,000        4.90%, due 04/01/2005 ........................         130,297
                                                                    ------------

                TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                  OBLIGATION (GO) BONDS-- 94.7%
                  (COST $25,559,425) ...........................    $ 26,592,987
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS-- 4.2%                                     VALUE
--------------------------------------------------------------------------------
 1,185,976    Firstar Tax-Free Fund (Cost $1,185,976) ..........    $  1,185,976
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 98.9%
                (COST $26,745,401) .............................    $ 27,778,963

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% .....         311,726
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 28,090,689
                                                                    ============

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2001:
--------------------------------------------------------------------------------
                                      Government      Government      Alabama
                                        Street         Street        Tax Free
                                      Equity Fund     Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation .....   $37,817,730    $ 1,061,200    $   971,400
Gross unrealized depreciation .....    (7,585,241)      (305,856)        (7,390)
                                      -----------    -----------    -----------
Net unrealized appreciation .......   $30,232,489    $   755,344    $   964,010
                                      ===========    ===========    ===========

Federal income tax cost ...........   $65,207,455    $47,818,745    $26,814,953
                                      ===========    ===========    ===========
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

During the year ended March 31, 2001, The Government Street Equity Fund realized $4,113,813 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification has no effect on the Fund's net assets or net asset value per share.

As of March 31, 2001, The Government Street Equity Fund had capital loss carryforwards for federal income tax purposes of $292,070 which expire March 31, 2009. As of March 31, 2001, The Government Street Bond Fund had capital loss carryforwards for federal income tax purposes of $955,041, of which $7,118 expire March 31, 2002, $64,123 expire March 31, 2003, $106,397 expire March 31,
2004,  $129,539 expire March 31, 2005,  $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31, 2008 and $195,097 expire March 31, 2009. As of March 31, 2001, The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $174,672, of which $115,762 expire March 31, 2004, $347 expire March 31, 2007 and $58,563 expire March 31, 2009. In addition, The Government Street Equity Fund and The Government Street Bond Fund had net realized capital losses of $14,746 and $26,374, respectively, during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Government Street Bond Fund reclassified accumulated net realized losses of $364 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $16,347,704 and $11,466,011, respectively, for The Government Street Equity Fund, $3,980,237 and $4,531,586, respectively, for The Government Street Bond Fund, and $5,308,324 and $1,424,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $14,865 of its investment advisory fees for the Fund during the year ended March 31, 2001.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and
 .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, Ultimus receives a monthly fee of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus.

Prior to November 6, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Government Street Equity Fund at an annual rate of .18% of its average daily net assets up to $25 million; .155% of the next $25 million of such assets; and .13% of such net assets in excess of $50 million. From The Government Street Bond Fund, IFS received a monthly fee of
 .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million. The fee for each Fund was subject to a $2,000 monthly minimum.

FEDERAL TAX INFORMATION
FOR SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
In accordance with federal tax requirements, The Alabama Tax Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends."

RESULTS OF SPECIAL MEETING
OF SHAREHOLDERS
November 13, 2000 (Unaudited)
--------------------------------------------------------------------------------
On November 13, 2000, a Special Meeting of Shareholders of The Government Street Equity Fund (the Fund) was held to approve or disapprove an amendment to the fundamental investment limitation regarding options in order to permit the Fund to write covered call options. The total number of shares of the Fund present in person or by proxy represented 78.1% of the shares entitled to vote at the meeting. The amendment submitted to shareholders was approved. The results of the voting for or against the amendment was as follows: Number of Shares For:
1,607,336;  Number of Shares  Against:  17,313;  and  Number of Shares  Abstain:
2,043.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 AUGUST 1, 2001


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS



FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................. 2

INVESTMENT LIMITATIONS............................................ ........... 5
TRUSTEES AND OFFICERS......................................................... 7
INVESTMENT ADVISER............................................................11
ADMINISTRATOR.................................................................12

DISTRIBUTOR...................................................................13

OTHER SERVICES................................................................13
BROKERAGE.....................................................................13
SPECIAL SHAREHOLDER SERVICES..................................................15
PURCHASE OF SHARES............................................................16
REDEMPTION OF SHARES..........................................................17
NET ASSET VALUE DETERMINATION.................................................17
ALLOCATION OF TRUST EXPENSES..................................................18
ADDITIONAL TAX INFORMATION....................................................18
CAPITAL SHARES AND VOTING.....................................................19
CALCULATION OF PERFORMANCE DATA...............................................21
FINANCIAL STATEMENTS AND REPORTS..............................................23


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADR"). ADR's are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and
(3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.


BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.


                             INVESTMENT LIMITATIONS


The Fund has adopted the following fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:


(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                                           Principal Occupation
Age  and Address                                          During Past 5 Years
------------------                                        --------------------
*Austin Brockenbrough III (age 64)                        President and Managing
Trustee                                                   Director of Lowe,
Brockenbrough
President                                                 & Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia;
Vice President                                            Director of Tredegar
Industries,
The Jamestown International Equity Fund                   Inc. (plastics
manufacturer) and
The Jamestown Tax Exempt Virginia Fund                    Wilkinson O'Grady &
Co. Inc.
1802 Bayberry Court, Suite 400                            (global asset
manager); Trustee
Richmond, Virginia 23226                                  of University of
Richmond

*John T. Bruce (age 47)                                   Principal of
Trustee and Chairman                                      Flippin, Bruce &
Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)                        Retired physician;
retired President of
Trustee                                                   Dermatology Associates
of Virginia, P.C.,
931 Broad Street Road                                     Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                                    Financial consultant;
Trustee                                                   Julian Price Professor
Emeritus,
105 Gristmill Lane                                        University of North
Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North
Carolina;
                                                          Trustee of Albemarle
Investment Trust
                                                          (registered investment
company)


                                       7

*Richard Mitchell (age 52)                                Principal of
Trustee                                                    T. Leavell &
Associates, Inc.,
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                               Chancellor of
Trustee                                                   University of
Richmond,
University of Richmond                                    Richmond, Virginia;
G19 Boatright Library                                     Director of Tredegar
Richmond, Virginia 23173                                  Industries, Inc.
(plastics manufacturer)

Harris V. Morrissette (age 41)                            President of
Trustee                                                   Marshall Biscuit Co.
Inc.,
100 Jacintopport Boulevard                                Mobile, Alabama;
Saraland, Alabama   36571                                 Chairman of Azalea
Aviation, Inc.
                                                          (airplane fueling)

Erwin H. Will, Jr. (age 68)                               Managing Director of
Equities of
Trustee                                                   Virginia Retirement
System,
1200 East Main Street                                     Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                               Senior Vice President
and
Trustee                                                   General Counsel of
Stateside
2300 Clarendon Blvd.                                      Associates, Inc.,
Arlington,
Suite 407                                                 Virginia; Director of
The Swiss
Arlington, Virginia 22201                                 Helvetia Fund, Inc.
(closed-end
                                                          investment company)

John P. Ackerly IV (age 38)                               Vice President and
Portfolio Manager of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219


Joseph L. Antrim III (age 56)                             Executive Vice
President of
President                                                 Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

                                       8

Charles M. Caravati III (age 35)                          Vice President and
Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                                 Managing Director of
Ultimus Fund
Vice President                                            Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
President
                                                          of Countrywide Fund
Services, Inc.

John M. Flippin (age 59)                                  Principal of
President                                                 Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                                Principal of
Vice President                                            T. Leavell &
Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)                           Portfolio Manager of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Fixed Income Fund                           Richmond, Virginia.
1802 Bayberry Court, Suite 400                            Senior Vice President
of Crestar Bank
Richmond, Virginia 23226                                  (1998-99); Senior Vice
President of
                                                          Central Fidelity Bank
(1985-1998)

J. Lee Keiger III (age 46)                                First Vice President
and
Vice President                                            Chief Financial
Officer of
The Davenport Equity Fund                                 Davenport & Company
LLC,
One James Center, 901 E. Cary St.                         Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 60)                            Principal of
Vice President                                            Flippin, Bruce &
Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                       9


Mark J. Seger (age 39)                                    Managing Director of
Ultimus Fund
Treasurer                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          of Countrywide Fund
Services, Inc.

Henry C. Spalding, Jr. (age 63)                           Managing Director of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                                   Managing Director of
Ultimus Fund
Secretary                                                 Solutions, LLC and
Ultimus Fund
135 Merchant Street, Suite 230                            Distributors, LLC,
Cincinnati, Ohio.
Cincinnati, Ohio 45246                                    Prior to March 1999,
First Vice President
                                                          and Secretary of
Countrywide Fund
                                                          Services, Inc. and
affiliated companies

Connie R. Taylor (age 50)                                 Administrator of
Vice President                                            Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Gustafson (age 42)                               Vice President and
Portfolio Manager of
President                                                 Lowe, Brockenbrough &
Company, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)                              President and Chief
Executive Officer of
Vice President                                            Davenport & Company
LLC,
The Davenport Equity Fund                                 Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------


**Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarter, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


          Total
                              Aggregate            Pension or       Estimated
Annual    Compensation
                             Compensation          Retirement         Benefits
Upon    From Trust and
      Trustee               From the Trust      Benefits Accrued
Retirement       Fund Complex
      -------               --------------      ----------------
----------       ------------
Charles M. Caravati, Jr.      $ 11,200                None                None
         $ 11,200
J. Finley Lee                   16,500                None                None
           16,500
Richard L. Morrill              16,500                None                None
           16,500
Harris V. Morrissette           16,500                None                None
           16,500
Erwin H. Will, Jr.              16,500                None                None
           16,500
Samuel B. Witt                  18,300                None                None
           18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser advisory fees of $578,176, $501,397 and $329,707, respectively.


The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser has 158 beneficial owners, all of whom are employees of the Adviser and none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Trust has retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


Prior to December 1, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001,  2000 and 1999, the Fund paid fees to
the  Administrator   and/or  Integrated  of  $124,204,   $118,941  and  $83,035,
respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.


The Fund's common stock portfolio transactions will may be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund has adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Adviser for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


The Fund paid no brokerage commissions for the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

As of March 31, 2001, the Fund held equity securities issued by the parent company of BB&T Investment Services, Inc. (the market value of which was $1,341,560). BB&T Investment Services, Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $154,427, which expire on March 31, 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING


The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of

Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund, The Jamestown Fixed Income Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Equity Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The Fund's average annual total return quotations for the one year period ended March 31, 2000 and for the period since inception (January 15, 1998) to March 31, 2001 are -16.65% and 4.68%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d= the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2001 was 0.79%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2001, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Fund.

--------------------------------------------------------------------------------
----------------------------------------

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
                                                  --------------------
ADMINISTRATOR                                           DAVENPORT
Ultimus Fund Solutions, LLC                            EQUITY FUND
P.O. Box 46707                                    --------------------
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
Firstar Bank, N.A
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES                                     ANNUAL REPORT
Austin Brockenbrough III                             March 31, 2001
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

----------------------------------------
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                            MARCH 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For most stock investors, the best thing that can be said about the first quarter is that it is over. The NASDAQ was down 25.45% for the quarter and 59.67% for the twelve months ending March 31st, and the S&P 500 fell 11.85% and
21.67 % for the comparative period. The Davenport Equity Fund ended the quarter at -12.44% and the one-year period (3/00-3/01) at -16.65%. In delving into the market indices, one finds only a single sector, consumer cyclicals, reported a positive return for the quarter.

For the year ending March 31, 2001, your fund benefited from being diversified across all major sectors of the market. In a market concerned about slowing growth, investors have naturally flocked to the safe haven stocks (high quality companies that provide predictable earnings, such as health care and consumer staples). Maintaining a healthy weighting in these sectors as well as in energy has helped your Fund. We are also pleased, given the sell off in technology stocks, to be able to report that your Fund is under weighted in this sector.

                           THAT WAS THEN, THIS IS NOW1

A year ago, many investors were driven by greed. Innovative business models, not earnings or revenues, drove stock prices higher. A swelling number of baby boomers, according to Harry Dent's book, would lead the Dow to 35,000. Stock market life was rich. Caution was cast aside as newly-minted dot com millionaires took their companies public.

Businesses likewise experienced a fertile environment as demand for their products increased and access to capital was easy. The horizon was filled with what appeared to be endless opportunities and cash burning a hole in corporate pockets. Companies ramped up production by hiring additional workers, expanding plants and investing in new technology to run their businesses.

However, at Internet speed, market sentiment changed last summer as the economy began to slow. Fear became more prevalent as the seemingly endless opportunities vanished. Companies began to accumulate unsold inventory in warehouses. More sales calls and greater discounts were required in a futile attempt to reduce product on hand. Customers no longer felt compelled to buy. Dot com purchasers were suddenly cash poor and struggling to survive. Old line companies no longer felt threatened by internet upstarts and therefore slashed their technology spending. Meanwhile, heavily-indebted consumers (two thirds of the economy) reined in spending as they watched their stock portfolios shrink.

Economic downturns always surprise people with their suddenness. In a strong economy most companies benefit and bad business decisions go unnoticed. In a weak economy some decisions look ridiculous. As one business or sector weakens, there is a ripple effect that impacts other companies. Given the influence of one business' downturn on another, it is no wonder the stock market is volatile and investors are looking to the Federal Reserve in hopes of finding a savior.

The Federal Reserve has lowered the Federal Funds Rate four times so far this year in hopes of stimulating the economy and avoiding a recession. Now, the new national debate is whether Alan Greenspan and the Federal Reserve acted soon enough, and when and how much they will lower rates in the future. Our concern is that some investors are counting too much on the Federal Reserve to rescue the stock market from further declines.

Recent market volatility may be unnerving, but remember why you invest in stocks: historically, equities have provided an average annual return of 11% versus bonds of 6%. After subtracting inflation, the real rate of return for stocks is almost three times that of bonds. Furthermore, stock investors have the odds in their favor as stocks outperform bonds 72% of the time (assuming a five-year holding period). 2

In bear markets, many investors are tempted to try to time the market. Don't. Historically the costs are too high. Over the last ten years, the S&P 500 increased almost 300%, but if an investor missed just 10 of the best days, the return dropped to 167%. Ten days in ten years caused a whopping difference of 132%. 3 Thinking long term and staying invested is the stock investor's best ally.

Paying too much attention to the daily economic and stock market babble will make you a short-term investor. (Heard from any successful day-traders lately?) Market pundits may make you believe we are stuck in a monsoon, but remember the "pundits du jour" once recommended Priceline.com with a $200 target (March 30 price: $2.25). We may not be at the bottom and there will probably be more bad news, but do not make matters worse by letting fear guide your investment decisions. Instead, this is the time to buttress fear with a little courage.

Think about all the technological advances in our daily life. Do you have a cell phone, or a personal computer? Do you have Internet access? Did you have any of these a decade ago? How many of the drugs that you take today were created in the last decade? There are attractive investment opportunities in both the old economy and the new economy.

Lower interest rates will encourage people to refinance mortgages or buy new homes and cars. Companies will start to borrow money to make capital improvements. The trickle-down effect of buying a home, for instance, is enormous, but it takes time. Meanwhile, it might help to remember the saying, "If you ever want to see a rainbow, you've gotta stand a little rain." 4

We plan to stay the course. It is the only path to long-term success. We are determined to help you meet your goals in a prudent and responsible manner. We look forward to giving you a further update in July. Until then, feel free to contact us with questions you may have.

                                        Sincerely,


                                        Davenport & Company LLC

1.   S. E. Hinton, That Was Then, This Is Now, (Puffin, 1998)
2.   Jeremy  J.  Siegel,   Peter  L.   Bernstein,   Stocks  for  the  Long  Run,
     (McGraw-Hill, 1998)
3.   Bloomberg and MFS Research
4.   Don Schlitz and Donny Lowery, Nitty Gritty Dirt Band, (1986)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

           Comparison of the Change in Value of $10,000 Investment in The Davenport Equity Fund and the Standard & Poor's 500 Index

                                [GRAPHIC OMITTED]

                     --------------------------------------
                                                    3/31/01
                                                    -------
                     The Davenport Equity Fund      $11,580
                       Standard & Poor's 500 Index $12,722
                     --------------------------------------

                     --------------------------------------
                            THE DAVENPORT EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS(a)
                       (for periods ended March 31, 2001)

                      1 Year              Since Inception*
                      -16.65%                   4.68%
                     --------------------------------------

           Past performance is not predictive of future performance.

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
--------------------------------------------------------------------------------

ASSETS
     Investments in securities:
          At acquisition cost ................................     $ 68,657,572
                                                                   ============
          At market value (Note 1) ...........................     $ 70,092,369
     Dividends receivable ....................................           66,161
     Receivable for investment securities sold ...............        1,447,536
     Receivable for capital shares sold ......................           38,986
     Other assets ............................................            9,719
                                                                   ------------
          TOTAL ASSETS .......................................       71,654,771
                                                                   ------------

LIABILITIES
     Dividends payable .......................................            3,923
     Payable for investment securities purchased .............        1,149,902
     Payable for capital shares redeemed .....................          269,551
     Accrued investment advisory fees (Note 3) ...............           53,259
     Accrued administration fees (Note 3) ....................            9,998
     Other accrued expenses and liabilities ..................            8,275
                                                                   ------------
          TOTAL LIABILITIES ..................................        1,494,908
                                                                   ------------

NET ASSETS ...................................................     $ 70,159,863
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 68,867,387
Undistributed net investment income ..........................           12,106
Accumulated net realized losses from security transactions ...         (154,427)
Net unrealized appreciation on investments ...................        1,434,797
                                                                   ------------
Net assets ...................................................     $ 70,159,863
                                                                   ============

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) ........        6,143,626
                                                                   ============

Net asset value, offering price and redemption price
per share (Note 1) ...........................................     $      11.42
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends ...............................................     $  1,045,738
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3) .......................          578,176
     Administration fees (Note 3) ............................          124,204
     Professional fees .......................................           12,896
     Trustees' fees and expenses .............................           11,128
     Postage and supplies ....................................           10,019
     Registration fees .......................................            9,769
     Custodian fees ..........................................            9,241
     Printing of shareholder reports .........................            7,083
     Insurance expense .......................................            2,567
     Pricing costs ...........................................            1,382
     Other expenses ..........................................            3,464
                                                                   ------------
          TOTAL EXPENSES .....................................          769,929
                                                                   ------------

NET INVESTMENT INCOME ........................................          275,809
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains from security transactions ...........        1,142,334
     Net change in unrealized appreciation/depreciation
       on investments ........................................      (15,169,864)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............      (14,027,530)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $(13,751,721)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------

     Year             Year

     Ended            Ended

   March 31,        March 31,

     2001             2000
--------------------------------------------------------------------------------
--------------------------------
FROM OPERATIONS
     Net investment income ...................................................
 $    275,809     $    234,952
     Net realized gains (losses) from security transactions ..................
    1,142,334           (8,938)
     Net change in unrealized appreciation/depreciation
       on investments ........................................................
  (15,169,864)       9,438,445

 ------------     ------------
Net increase (decrease) in net assets from operations ........................
  (13,751,721)       9,664,459

 ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income ..............................................
     (263,703)        (257,524)

 ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ...............................................
   18,052,379       21,275,796
     Net asset value of shares issued in reinvestment
       of distributions to shareholders ......................................
      252,399          246,511
     Payments for shares redeemed ............................................
  (11,755,343)      (9,661,290)

 ------------     ------------
Net increase in net assets from capital share transactions ...................
    6,549,435       11,861,017

 ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................
   (7,465,989)      21,267,952

NET ASSETS
     Beginning of year .......................................................
   77,625,852       56,357,900

 ------------     ------------
     End of year (including undistributed net investment income of $12,106 and
       $0, respectively) .....................................................
 $ 70,159,863     $ 77,625,852

 ============     ============
CAPITAL SHARE ACTIVITY
     Sold ....................................................................
    1,380,965        1,693,284
     Reinvested ..............................................................
       20,186           19,633
     Redeemed ................................................................
     (903,057)        (760,199)

 ------------     ------------
     Net increase in shares outstanding ......................................
      498,094          952,718
     Shares outstanding at beginning of year .................................
    5,645,532        4,692,814

 ------------     ------------
     Shares outstanding at end of year .......................................
    6,143,626        5,645,532

 ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
------------------------------------------------
                                               SELECTED PER SHARE DATA AND
RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
------------------------------------------------
                                                                     Year
    Year            Year           Period
                                                                     Ended
    Ended           Ended          Ended
                                                                   March 31,
  March 31,       March 31,       March 31,
                                                                     2001
    2000            1999           1998(a)
--------------------------------------------------------------------------------
------------------------------------------------
Net asset value at beginning of period .......................    $    13.75
 $    12.01      $    11.14      $    10.00
                                                                  ----------
 ----------      ----------      ----------

Income (loss) from investment operations:
     Net investment income ...................................          0.05
       0.04            0.06            0.01
     Net realized and unrealized gains (losses) on investments         (2.34)
       1.75            0.88            1.13
                                                                  ----------
 ----------      ----------      ----------
Total from investment operations .............................         (2.29)
       1.79            0.94            1.14
                                                                  ----------
 ----------      ----------      ----------

Less distributions:
     Dividends from net investment income ....................         (0.04)
      (0.05)          (0.06)             --
     Distributions from net realized gains ...................            --
         --           (0.01)             --
                                                                  ----------
 ----------      ----------      ----------
Total distributions ..........................................         (0.04)
      (0.05)          (0.07)             --
                                                                  ----------
 ----------      ----------      ----------

Net asset value at end of period .............................    $    11.42
 $    13.75      $    12.01      $    11.14
                                                                  ==========
 ==========      ==========      ==========

Total return .................................................        (16.65%)
      14.93%           8.53%          11.40%(d)
                                                                  ==========
 ==========      ==========      ==========

Net assets at end of period (000's) ..........................    $   70,160
 $   77,626      $   56,358      $   24,694
                                                                  ==========
 ==========      ==========      ==========

Ratio of net expenses to average net assets(b) ...............          1.00%
       1.01%           1.14%           1.15%(c)

Ratio of net investment income to average net assets .........          0.36%
       0.35%           0.64%           0.76%(c)

Portfolio turnover rate ......................................            25%
         17%             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

(d)  Not annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
                                                                          MARKET
  SHARES        COMMON STOCKS - 95.7%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 4.1%
    53,401      Alcoa, Inc. ..................................      $  1,919,766
    22,387      Martin Marietta Materials, Inc. ..............           955,925
                                                                    ------------
                                                                       2,875,691
                                                                    ------------

                CAPITAL GOODS - 12.5%
    22,387      Avery Dennison Corporation ...................         1,164,572
    20,006      General Dynamics Corporation .................         1,255,176
    31,512      General Electric Company .....................         1,319,092
    55,825      Koninklijke Philips Electronics N.V ..........         1,490,527
    33,418      Motorola, Inc. ...............................           476,541
    16,590      Northrop Grumman Corporation .................         1,443,330
    91,168      Tredegar Corporation, Inc. ...................         1,604,557
                                                                    ------------
                                                                       8,753,795
                                                                    ------------

                COMMUNICATION SERVICES - 3.9%
    29,941      AT&T Corporation .............................           637,743
    80,349      Ericsson (LM) Tel - ADR ......................           449,452
    36,154      SBC Communications, Inc. .....................         1,613,553
                                                                    ------------
                                                                       2,700,748
                                                                    ------------

                CONSUMER CYCLICALS - 1.3%
    85,105      Circuit City Stores - Circuit City Group .....           902,113
                                                                    ------------

                CONSUMER STAPLES - 16.9%
    87,985      AT&T Corporation - Liberty Media Group - Class A(a)    1,231,790
    51,625      Anheuser-Busch Companies, Inc. ...............         2,371,136
    17,660      Coca-Cola Company ............................           797,526
    44,452      Sara Lee Corporation .........................           959,274
    85,066      SYSCO Corporation ............................         2,255,100
    63,687      Walgreen Company .............................         2,598,430
    57,987      Walt Disney Company (The) ....................         1,658,428
                                                                    ------------
                                                                      11,871,684
                                                                    ------------

                ENERGY - 11.8%
    39,687      Ashland, Inc. ................................         1,523,981
    17,934      BP Amoco PLC - ADR ...........................           889,885
    13,022      Chevron Corporation ..........................         1,143,332
    40,464      Conoco, Inc. - Class B .......................         1,143,108
    17,660      Exxon Mobil Corporation ......................         1,430,460
    17,500      Murphy Oil Corporation .......................         1,165,150
    17,660      Schlumberger Limited .........................         1,017,393
                                                                    ------------
                                                                       8,313,309
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                                          MARKET
  SHARES        COMMON STOCKS - 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                FINANCIAL - 15.6%
    26,700      American International Group, Inc. ...........      $  2,149,350
    38,145      BB&T Corporation .............................         1,341,560
       498      Berkshire Hathaway, Inc. - Class B(a) ........         1,083,648
    31,378      Capital One Financial Corporation ............         1,741,479
    11,447      Markel Corporation(a) ........................         2,140,589
     7,000      Standard & Poors 500 Depositary Receipt ......           816,830
    26,118      SunTrust Banks, Inc. .........................         1,692,446
                                                                    ------------
                                                                      10,965,902
                                                                    ------------

                HEALTHCARE - 15.4%
    28,691      American Home Products Corporation ...........         1,685,596
    33,808      Amgen, Inc.(a) ...............................         2,034,819
    34,901      Bristol-Myers Squibb Company .................         2,073,119
    21,229      Johnson & Johnson ............................         1,856,901
    21,821      Merck & Company, Inc. ........................         1,656,214
    41,424      Schering-Plough Corporation ..................         1,513,219
                                                                    ------------
                                                                      10,819,868
                                                                    ------------

                TECHNOLOGY - 9.9%
    22,631      Agilent Technologies, Inc.(a) ................           695,451
    43,616      Cisco Systems, Inc.(a) .......................           689,678
    22,680      EMC Corporation(a) ...........................           666,792
    35,828      Hewlett-Packard Company ......................         1,120,341
    38,372      Intel Corporation ............................         1,009,663
    11,075      International Business Machines Corporation ..         1,065,193
    19,833      Microsoft Corporation(a) .....................         1,084,617
    39,199      Sun Microsystems, Inc.(a) ....................           602,489
                                                                    ------------
                                                                       6,934,224
                                                                    ------------

                UTILITIES - 4.3%
    24,723      Dominion Resources, Inc. .....................         1,593,892
    22,608      Emerson Elecric Company ......................         1,400,792
                                                                    ------------
                                                                       2,994,684
                                                                    ------------

                TOTAL COMMON STOCKS - (COST $65,697,221) .....      $ 67,132,018
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
  SHARES        MONEY MARKETS - 4.2%                                   VALUE
--------------------------------------------------------------------------------
 2,960,351      Firstar Stellar Treasury Fund (Cost $2,960,351)     $  2,960,351
                                                                    ------------

                TOTAL INVESTMENTS AT VALUE - 99.9%
                  (COST $68,657,572) .........................      $ 70,092,369

                OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% .            67,494
                                                                    ------------

                NET ASSETS - 100.0% ..........................      $ 70,159,863
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $68,657,572 as of March 31, 2001:

--------------------------------------------------------------------------------
Gross unrealized appreciation ..............................       $ 10,214,356
Gross unrealized depreciation ..............................         (8,779,559)
                                                                   ------------
Net unrealized appreciation ................................       $  1,434,797
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $154,427, which expires on March 31, 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS
During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,196,908 and $19,013,205, respectively.

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement effective December 1, 2000 between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus an annual shareholder record keeping fee of $10 per account per the number of accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus.

Prior to December 1, 2000, administrative services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of these services, IFS received from the Fund a monthly fee at an annual rate of .18% on its average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                          WILLIAMSBURG INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated  herein   by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997


               (vi) Investment Advisory Agreement for The Jamestown Fixed Income
                    Fund--Filed herewith


               (vii)(a)  Investment  Advisory  Agreements for the FBP Contrarian
                    Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

                    (b) Amendments to Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (viii) Investment  Advisory  Agreements for The Government Street
                    Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

               (ix) Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998


          (e)  (i)  Distribution   Agreement  with  Ultimus  Fund  Distributors,
                    LLC--Incorporated  herein by reference to Registrant's Post-
                    Effective Amendment No. 35 filed on May 18, 2001

               (ii) Sub-Distribution  Agreement with Distributors, LLC and First
                    Fund Distributors, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 filed on May 18, 2001


          (f)  Inapplicable


          (g) (i) Custody Agreement with The Northern Trust Company -- Filed herewith


               (ii) Custody  Agreement  with  Firstar  Bank,  N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996


          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001


          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)  Code   of  Ethics  of  The  Jamestown  Funds -- Incorporated
                    herein by reference to Registrant's Post-Effective Amendment
                    No. 34 filed on August 1, 2000

               (ii) Code  of   Ethics   of  Lowe,   Brockenbrough   &   Company,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iii)Code  of   Ethics   of   Oechsle   International   Advisors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iv) Code   of   Ethics   of  the   Flippin,   Bruce   &   Porter
                    Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (v)  Code   of    Ethics    of    Flippin,    Bruce   &   Porter,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (vi) Code of Ethics of The Government Street  Funds--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000


               (vii)Code   of    Ethics   of   T.    Leavell    &    Associates,
                    Inc.--Incorporated     by    reference    to    Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001


               (viii) Code of Ethics of The Davenport Equity  Fund--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ix) Code of Ethics  of  Davenport  &  Company  LLC--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000


               (x)  Code   of   Ethics    of    Ultimus    Fund    Distributors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001


Item 24. Persons Controlled  by  or  Under  Common  Control  with  Registrant
         --------------------------------------------------------------------
         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification
         ---------------
         Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

          SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

          SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Registrant's Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

          8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
          (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the
          Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

          The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

          8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The
     Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to five series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, The Jamestown International Equity Fund and The Jamestown Fixed Income Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

               (i)  Austin   Brockenbrough   III -- Managing  Director  of  LB&C
                    o Trustee of Registrant and Vice President of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

               (ii) Henry   C.  Spalding,  Jr. -- Managing   Director  of   LB&C
                    o  President  of  The  Jamestown  Balanced   Fund  and   The
                       Jamestown Equity Fund

               (iii)William F. Shumadine, Jr.--Managing Director of LB&C

               (iv) Lawrence B. Whitlock, Jr.--Managing Director of LB&C

               (v) Ernest H. Stephenson, Jr.--Vice President and Portfolio Manager of LB&C

               (vi) Charles  M. Caravati  III -- Vice  President  and  Portfolio
                    Manager of LB&C
                    o President of The Jamestown International Equity Fund and Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

               (vii)William R. Claiborne--Vice President and  Portfolio  Manager
                    of LB&C

               (viii)Beth Ann Gustafson--Vice President and Portfolio Manager of
                     LB&C

               Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, which is located at One International Place, Boston, Massachusetts 02110.

               (i)  Oechsle Group,  L.P. (the Managing  General Partner of which
                    is  Walter   Oechsle),   a  general   partner   of   Oechsle
                    International

               (ii) Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.), a limited partner of Oechsle International

               (iii)OIA  Limited  Partnership  Interest  Trust  (the  trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

               Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of
               Registrant: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

               (i)  John T. Bruce--a  principal of FBP
                    o Chairman of the Board of Trustees of  Registrant and  Vice
                      President of FBP Contrarian Balanced Fund and Contrarian Equity Fund

               (ii) John M.  Flippin--a  principal  of FBP
                    o  President  of  FBP  Contrarian   Balanced   Fund  and FBP
                       Contrarian Equity Fund

               (iii)Robert  Gregory  Porter  III--a  principal of FBP
                    o Vice President  of FBP  Contrarian  Balanced  Fund and FBP
                      Contrarian Equity Fund

               T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of
               Registrant: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

               (i)  Thomas W. Leavell--President and a principal of TLA

               (ii) Dorothy  G. Gambill--Secretary/Treasurer and  a principal of
                    TLA

               (iii)Richard  Mitchell--Executive  Vice President and a principal of TLA
                    o Trustee  of  Registrant  and  President  of The Government
                      Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

               (iv) Timothy S. Healy--Vice  President and a principal of TLA
                    o Vice President of The Alabama Tax Free Bond Fund



               Davenport  &  Company  LLC   ("Davenport"),   One  James  Center,
               Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

               (i) Coleman Wortham III--President, Chief Executive Officer and a Director of Davenport
                    o Vice President of The Davenport Equity Fund


               (ii) John P.  Ackerly  IV--First  Vice  President  and  Portfolio
                    Manager of Davenport
                    o Vice  President of The Davenport Equity Fund

               (iii)Joseph  L. Antrim  III -- Executive  Vice  President  and  a
                    Director of Davenport
                    o President of The Davenport Equity Fund

               (iv) Michael S. Beall--Executive Vice President and a Director of
                    Davenport

               (v)  Beverley B. Munford III--Vice Chairman of Davenport

               (vi) David M. West--Senior  Vice President,  Director of Research
                    and a Director of Davenport

               (vii)Lisa B.  Kern -- Vice  President  and  Portfolio  Manager of
                    Davenport

               (viii)Edward  R.  Lawton,  Jr.-- Senior  Vice  President  and   a
                    Director of Davenport

               (ix) Mary Zayde Zeugner--Vice  President and Portfolio Manager of
                    Davenport

               (x) E. Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

               (xi) Rodney C. Brown--Senior Investment Officer of Davenport

               (xii)Paul B. Consentino--Vice  President and Portfolio Manager of
                    Davenport

               (xiii)H.  Moncure  Geho--Vice  President and Portfolio Manager of
                    Davenport

               (xiv)Robert  B.  Giles--Senior  Vice  President and a Director of
                    Davenport

               (xv) Nancy P. Jenkins--First Vice President and Portfolio Manager
                    of Davenport

               (xvi)C.  Lunsford  Johnson--Vice  President and Portfolio Manager
                    of Davenport

               (xvii)I. Lee  Chapman IV--Vice President and Portfolio Manager of
                    Davenport


               (xviii)Lucy  W.  Hooper--Senior  Vice President and a Director of
                    Davenport

               (xix)Robert  F.  Mizell--Senior  Vice President and a Director of
                    Davenport

               (xx) J. Rutherford Moore--Vice President and Portfolio Manager of
                    Davenport

               (xxi)William M.  Noftsinger,  Jr.-- Senior  Vice  President and a
                    Director of Davenport

               (xxii)Elis B. Smith -- Assistant  Vice  President  and  Portfolio
                    Manager of Davenport


Item 27.          Principal Underwriters
                  ----------------------


               (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust and The Shepherd Street Funds, Inc., other open-end investment companies.


               (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                                        Position with        Position with
                    Name                Distributor          Registrant
                    -----------         ---------------      ------------------
                    Robert G. Dorsey    President/Managing   Vice President
                                        Director

                    John F. Splain      Secretary/Managing   Secretary
                                        Director

                    Mark J. Seger       Treasurer/Managing   Treasurer
                                        Director


                    Theresa M. Samocki  Vice President       Assistant Treasurer


(c)       Inapplicable

Item 28.  Location of Accounts and Records
         --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ------------
          Not Applicable

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Lynchburg and State of Virginia on the 1st day of August, 2001.

                                     WILLIAMSBURG INVESTMENT TRUST

                                     By:  /s/  John T. Bruce
                                     -----------------------------
                                     John T. Bruce
                                     Chairman

         The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                 Title                    Date

/s/  John T. Bruce                 Chairman of              August 1, 2001
----------------------------       the Board and Trustee
John T. Bruce

/s/  Mark J. Seger                 Treasurer                August 1, 2001
----------------------------
Mark J. Seger

Austin Brockenbrough III*          Trustee              By: /s/  John F. Splain
                                                            --------------------
Charles M. Caravati, Jr.*          Trustee                  John F. Splain
                                                            Attorney-in-fact*
J. Finley Lee, Jr.*                Trustee                  August 1, 2001

Richard Mitchell*                  Trustee

Richard L. Morrill*                Trustee

Harris V. Morrissette*             Trustee

Erwin H. Will, Jr.*                Trustee

Samuel B. Witt III*                Trustee

                                INDEX TO EXHIBITS
                                -----------------

          (a)  Agreement and Declaration of Trust*

          (b)  Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i) Investment Advisory Agreement for The Jamestown Equity Fund*

               (ii)Investment  Advisory  Agreement  for  The  Jamestown Balanced
                   Fund*

               (iii)Investment    Advisory    Agreement   for    The   Jamestown
                   International Equity Fund*

               (iv)Sub-Advisory   Agreement  for   The  Jamestown  International
                   Equity Fund*

               (v) Investment   Advisory   Agreement  for   The   Jamestown  Tax
                   Exempt Virginia Fund*

               (vi)Investment Advisory  Agreement for The Jamestown Fixed Income
                   Fund

               (vii)(a) Investment Advisory  Agreements for the  FBP  Contrarian
                        Balanced Fund and the FBP Contrarian Equity Fund*

                    (b) Amendments  to  Investment  Advisory  Agreements for the
                        FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

               (viii)Investment  Advisory  Agreements  for The Government Street
                     Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

          (e)  (i) Distribution  Agreement with  Ultimus Fund Distributors, LLC*

               (ii)Sub-Distribution Agreement with Ultimus Fund Distributors,LLC and First Fund Distributors, Inc.*

          (f)  Inapplicable

          (g)  (i) Custody Agreement with The Northern Trust Company

               (ii)Custody Agreement with Firstar Bank, N.A.*

          (h)  Mutual Fund  Services Agreement with Ultimus Fund Solutions, LLC*

          (i)  Opinion  and  Consent of  Counsel Relating to Issuance of Shares*

          (j)  Consent of Independent Public Accountants

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)   Code of Ethics of The Jamestown Funds*
               (ii)  Code of Ethics of Lowe, Brockenbrough & Company, Inc.*
               (iii) Code of Ethics of Oechsle International Advisors, LLC*
               (iv)  Code of Ethics of the Flippin, Bruce & Porter Funds*
               (v)   Code of Ethics of Flippin, Bruce & Porter, Inc.*
               (vi)  Code of Ethics of The Government Street Funds*
               (vii) Code of Ethics of T. Leavell & Associates, Inc.*
               (viii)Code of Ethics of The Davenport Equity Fund*
               (ix)  Code of Ethics of Davenport & Company LLC*
               (x)   Code of Ethics of Ultimus Fund Distributors, LLC*

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A previously filed.